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                                                               EXHIBIT 10.20 (i)


                                  by and among

                                DCC FUNDING LLC,

                           DIEBOLD CREDIT CORPORATION,
                         as Originator and as Servicer,

                             DIEBOLD, INCORPORATED,
                                  as Guarantor,

                        RECEIVABLES CAPITAL CORPORATION,
                              as Conduit Investor,

                                BANK OF AMERICA,
                              NATIONAL ASSOCIATION,
            as Agent, as Administrator and as an Alternate Investor,

                                       and

                          THE OTHER ALTERNATE INVESTORS
                        FROM TIME TO TIME PARTIES HERETO

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                             [BANK OF AMERICA LOGO]


                                           Transfer and Administration Agreement







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                                TABLE OF CONTENTS
                                -----------------
ARTICLE I             DEFINITIONS................................................................................1
         Section 1.1       Certain Defined Terms.................................................................1
         Section 1.2       Other Terms..........................................................................26
         Section 1.3       Computation of Time Periods..........................................................26

ARTICLE II            PURCHASES AND SETTLEMENTS.................................................................27
         Section 2.1       Transfer of Affected Assets; Intended Characterization...............................27
         Section 2.2       Purchase Price.......................................................................28
         Section 2.3       Investment Procedures................................................................29
         Section 2.4       [IS RESERVED AND IS SPECIFIED IN SCHEDULE I.]........................................31
         Section 2.5       Yield, Fees and Other Costs and Expenses.............................................31
         Section 2.6       Deemed Collections...................................................................31
         Section 2.7       Payments and Computations, Etc.......................................................31
         Section 2.8       Reports..............................................................................32
         Section 2.9       Collection Account...................................................................32
         Section 2.10      Sharing of Payments, Etc.............................................................32
         Section 2.11      Right of Setoff......................................................................33
         Section 2.12      [IS RESERVED AND IS SPECIFIED IN SCHEDULE II]
         Section 2.13      [IS RESERVED AND IS SPECIFIED IN SCHEDULE II]
         Section 2.14      [IS RESERVED AND IS SPECIFIED IN SCHEDULE II]
         Section 2.15      [IS RESERVED AND IS SPECIFIED IN SCHEDULE II]

ARTICLE III           ADDITIONAL ALTERNATE INVESTOR PROVISIONS..................................................33
         Section 3.1       Assignment to Alternate Investors....................................................33
         Section 3.2       Downgrade of Alternate Investor......................................................35
         Section 3.3       Non-Renewing Alternate Investors.....................................................37

ARTICLE IV            REPRESENTATIONS AND WARRANTIES............................................................38
         Section 4.1       Representations and Warranties of the SPV and the Servicer...........................38
         Section 4.2       Additional Representations and Warranties of the Servicer............................43
         Section 4.3       Representations and Warranties of the Guarantor......................................44

ARTICLE V             CONDITIONS PRECEDENT......................................................................45
         Section 5.1       Conditions Precedent to Closing......................................................45
         Section 5.2       Conditions Precedent to All Investments and Reinvestments............................48

ARTICLE VI            COVENANTS.................................................................................48
         Section 6.1       Affirmative Covenants of the SPV and Servicer........................................48
         Section 6.2       Negative Covenants of the SPV and Servicer...........................................53
         Section 6.3       Hedging on Pool Receivables..........................................................55

ARTICLE VII           ADMINISTRATION AND COLLECTIONS............................................................59
         Section 7.1       Appointment of Servicer..............................................................59
         Section 7.2       Duties of Servicer...................................................................60
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                                      (i)  Transfer and Administration Agreement

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
         Section 7.3       Blocked Account Arrangements.........................................................62
         Section 7.4       Enforcement Rights After Designation of New Servicer.................................63
         Section 7.5       Servicer Default.....................................................................64
         Section 7.6       Servicing Fee........................................................................64
         Section 7.7       Protection of Ownership Interest of the Investors....................................65

ARTICLE VIII          TERMINATION EVENTS........................................................................65
         Section 8.1       Termination Events...................................................................65
         Section 8.2       Termination..........................................................................67

ARTICLE IX            NDEMNIFICATION; EXPENSES; RELATED MATTERS.................................................68
         Section 9.1       Indemnities by the SPV...............................................................68
         Section 9.2       Indemnity for Taxes, Reserves and Expenses...........................................70
         Section 9.3       Taxes................................................................................72
         Section 9.4       Other Costs and Expenses; Breakage Costs.............................................73
         Section 9.5       Reconveyance Under Certain Circumstances.............................................74
         Section 9.6       Indemnities by the Servicer..........................................................74
         Section 9.7       Substitution of Investor.............................................................74

ARTICLE X             THE AGENT.................................................................................75
         Section 10.1      Appointment and Authorization of Agent...............................................75
         Section 10.2      Delegation of Duties.................................................................76
         Section 10.3      Liability of Agent...................................................................76
         Section 10.4      Reliance by Agent....................................................................76
         Section 10.5      Notice of Termination Event, Potential Termination Event or Servicer Default.........77
         Section 10.6      Credit Decision; Disclosure of Information by the Agent..............................77
         Section 10.7      Indemnification of the Agent.........................................................78
         Section 10.8      Agent in Individual Capacity.........................................................78
         Section 10.9      Resignation of Agent.................................................................78
         Section 10.10     Payments by the Agent................................................................79

ARTICLE XI            MISCELLANEOUS.............................................................................79
         Section 11.1      Term of Agreement....................................................................79
         Section 11.2      Waivers; Amendments..................................................................79
         Section 11.3      Notices; Payment Information.........................................................80
         Section 11.4      Governing Law; Submission to Jurisdiction; Appointment of Service Agent..............80
         Section 11.5      Integration..........................................................................81
         Section 11.6      Severability of Provisions...........................................................81
         Section 11.7      Counterparts; Facsimile Delivery.....................................................81
         Section 11.8      Successors and Assigns; Binding Effect...............................................81
         Section 11.9      Confidentiality......................................................................84
         Section 11.10     No Bankruptcy Petition Against the Conduit Investor..................................86
         Section 11.11     Resetting of Three-Month Average Delinquency Ratio...................................86
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                                      (ii) Transfer and Administration Agreement




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                                    SCHEDULES
                                    ---------

Schedule I                 Yield and Rate Periods
Schedule II                Settlement Procedures
Schedule 4.1(g)            List of Actions and Suits
Schedule 4.1(i)            Location of Certain Offices and Records
Schedule 4.1(s)            List of Blocked Account Banks and Blocked Accounts
Schedule 11.3              Address and Payment Information


                                    EXHIBITS
                                    --------

Exhibit A       Form of Assignment and Assumption Agreement
Exhibit B       Form of Contracts
Exhibit C       Credit and Collection Policies and Practices
Exhibit D       Form of Investment Request
Exhibit E       Form of Blocked Account Agreement
Exhibit F       Form of Servicer Report
Exhibit G       Form of SPV Secretary's Certificate
Exhibit H       Form of Originator/Servicer/Guarantor Secretary's Certificate
Exhibit I       Form of Opinion of Counsel for the SPV, Originator and Servicer
Exhibit J       Form of Hedging Agreement


                                     (iii) Transfer and Administration Agreement

                      TRANSFER AND ADMINISTRATION AGREEMENT

         This TRANSFER AND ADMINISTRATION AGREEMENT (this "AGREEMENT"), dated as of March 30, 2001, by and among DCC FUNDING LLC, a Delaware limited liability company (the "SPV"), DIEBOLD CREDIT CORPORATION, a Delaware corporation, individually (the "ORIGINATOR") and as initial Servicer, DIEBOLD, INCORPORATED, an Ohio corporation, as Guarantor ("GUARANTOR"), RECEIVABLES CAPITAL CORPORATION, a Delaware corporation, as the Conduit Investor, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("BANK OF AMERICA"), as the Agent for the Investors, as Administrator and as an Alternate Investor, and the financial institutions from time to time parties hereto as Alternate Investors.

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ADCB" means, on any date of determination, the sum of (i) the Discounted Contract Balance of each Eligible Receivable (excluding all Defaulted Receivables) included in the Asset Interest as of the date of such determination MINUS (ii) the portion of the Discounted Contract Balance of any Pool Receivable, which when aggregated with the Discounted Contract Balances of each other applicable Pool Receivable, exceeds any applicable Portfolio Concentration Criteria.

         "ADDITIONAL COSTS" is defined in Section 9.2(d).

         "ADDITIONAL RECEIVABLES" means all Receivables purchased after the Closing Date.

         "ADMINISTRATION FEE RATE" is defined in the Fee Letter.

         "ADMINISTRATOR" means Bank of America or an Affiliate thereof, as Administrator for the Conduit Investor or Bank of America or an Affiliate thereof, as administrator for any Conduit Assignee.

         "ADVERSE CLAIM" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

         "AFFECTED ASSETS" means, collectively, (a) the Pool Receivables, (b) the Related Security, (c) all rights and remedies of the SPV under the First Tier Agreement, together with all financing statements filed by the SPV against the Originator in connection therewith, (d) the Hedge Collateral, (e) all Blocked Accounts and all funds and investments therein and all Blocked Account Agreements, and (f) all proceeds of the foregoing.



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         "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, owns, is in control of, is controlled by, or is under common control with, such Person, in each case whether beneficially, or as a trustee, guardian or other fiduciary. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

         "AGENT" means Bank of America, in its capacity as agent for the Investors, and any successor thereto appointed pursuant to ARTICLE X.

         "AGENT-RELATED PERSONS" means the Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.

         "AGGREGATE UNPAIDS" means, at any time, an amount equal to the sum of
(a) the aggregate unpaid Yield accrued and to accrue to maturity with respect to all Rate Periods at such time, (b) the Net Investment at such time and (c) all other amounts owed (whether or not then due and payable) hereunder and under the other Transaction Documents by the SPV, the Originator and the Guarantor to the Agent, the Administrator, the Investors or the Indemnified Parties at such time.

         "AGREEMENT" is defined in the PREAMBLE.

         "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting principles as in effect on the Closing Date in the United States, applied in a manner consistent with the audited consolidated financial statements of the Guarantor and its Subsidiaries for the fiscal year ending December 31, 1998; PROVIDED, HOWEVER, that, if generally accepted accounting principles in the United States of America shall require the Guarantor to adopt other principles, then the financial statements required to be delivered hereunder may be prepared on the basis of such other principles but when delivered shall also be accompanied by a reconciliation, reasonably satisfactory in scope and detail to the Agent, to permit the review of such financial statements as if they were prepared in accordance with Agreement Accounting Principles.

         "ALTERNATE INVESTOR PERCENTAGE" means, at any time, a fraction, expressed as a percentage, the numerator of which is the portion of the Net Investment funded by the Alternate Investors and the denominator of which is the Net Investment at such time; PROVIDED that at all times on and after the first Assignment Date occurring on or after the Conduit Investment Termination Date, the Alternate Investor Percentage means 100%.

         "ALTERNATE INVESTORS" means Bank of America and each other financial institution identified as such on the signature pages hereof and any other financial institution that shall become a party to this Agreement pursuant to
SECTION 11.8.

         "Alternate Rate" is defined in Section 2.4.

         "AMEX" means American Express TRS Inc.

         "ANNUAL DEFAULT RATIO" means, with respect to any Collection Period, the fraction, expressed as a percentage, equal to (a) the aggregate Discounted Contract Balance of Pool



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Receivables that became Defaulted Receivables during the twelve most recent
Collection Periods, divided by (b) the average for the twelve most recent Collection Periods of the Discounted Contract Balances of all Pool Receivables as of the last day of each such Collection Period.

         "Asset Interest" is defined in Section 2.1(b).

         "ASSIGNMENT AMOUNT" means, with respect to an Alternate Investor at the time of any assignment pursuant to SECTION 3.1, an amount equal to the least of
(a) such Alternate Investor's Pro Rata Share of the Net Investment requested by the Conduit Investor to be assigned at such time; (b) such Alternate Investor's unused Commitment (minus the unrecovered principal amount of such Alternate Investor's investments in the Asset Interest pursuant to the Program Support Agreement to which it is a party); and (c) in the case of an assignment on or after the Conduit Investment Termination Date, the sum of such Alternate Investor's Pro Rata Share of the Conduit Investor Percentage of, without duplication, (i) the ADCB, PLUS (ii) all Collections received by the Servicer but not yet remitted by the Servicer to the Agent, PLUS (iii) any amounts in respect of Deemed Collections required to be paid by the SPV at such time.

         "ASSIGNMENT AND ASSUMPTION AGREEMENT" means an Assignment and Assumption Agreement substantially in the form of EXHIBIT A.

         "Assignment Date" is defined in Section 3.1(a).

         "BALLOON PAYMENTS" means, as to any Receivable, the final scheduled installment payment thereunder, if such payment exceeds the regular level monthly installment payment amount.

         "Bank of America" is defined in the preamble.

         "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, 11 U.S.C.ss.ss. 101 et seq.

         "BASE RATE" is defined in Section 2.4.

         "BLOCKED ACCOUNT" means an account maintained by the Servicer in the name of the SPV at a Blocked Account Bank for the purpose of receiving Collections, set forth in SCHEDULE 4.1(S) or any account added as a Blocked Account pursuant to and in accordance with SECTION 4.1(S) and which, if not maintained at and in the name of the Agent, is subject to a Blocked Account Agreement.

         "BLOCKED ACCOUNT AGREEMENT" means an agreement among the Servicer, the SPV, the Agent and a Blocked Account Bank in substantially the form of EXHIBIT E.

         "BLOCKED ACCOUNT BANK" means each of the banks set forth in SCHEDULE 4.1(s), as such SCHEDULE 4.1(S) may be modified pursuant to SECTION 4.1(s).

         "BLOCKED ACCOUNT INTERCREDITOR AGREEMENT" means the Blocked Account Intercreditor Agreement dated as of March 30, 2001, among the Originator, the Servicer, the SPV, the Agent and the Guarantor.




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         "BOOKED RESIDUAL" means, with respect to any Pool Receivable, the expected Residual as set forth on the Servicer's books at the time of sale of such Pool Receivable to the SPV.

         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day on which banks in New York, New York, Charlotte, North Carolina, Chicago, Illinois, San Francisco, California or Canton, Ohio are authorized or required by law to close, and, when used with respect to the determination of any Offshore Rate or any notice with respect thereto, any such day which is also a day for trading by and between banks in United States dollar deposits in the London interbank market.

         "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "CAPITAL STOCK" means (i) in the case of any corporation, all capital stock and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities or any other form of equity securities, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CASUALTY LOSS" means, with respect to any item of Equipment, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

         "CATEGORY I" means the related Obligor has a long-term, unsecured debt rating of A2 or A or higher by Moody's or S&P, respectively.

         "CATEGORY II" means the related Obligor has a long-term, unsecured debt rating of Baa2 or BBB or higher by Moody's or S&P, respectively, but is not in Category I.

         "CLOSING DATE" means March 30, 2001.

         "CODE" means the Internal Revenue Code of 1986.

         "COLLATERAL VALUATION RESERVE" is defined in Section 6.3(a).

         "COLLECTION ACCOUNT" is defined in Section 2.9.

         "COLLECTION PERIOD" means, as to any Reporting Date, the calendar month ended immediately prior to such Reporting Date.

         "COLLECTIONS" means, with respect to Pool Receivables, all cash collections and other cash proceeds of such Receivables, including all finance charges, if any, Prepayments, Insurance Proceeds and Recoveries and cash proceeds of Related Security, all Deemed Collections, all Guaranteed Residuals and all funds received by the SPV or the Servicer pursuant to any Hedging Agreements, but excluding Excluded Amounts.




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         "COMMERCIAL PAPER" means the promissory notes issued or to be issued by the Conduit Investor in the commercial paper market.

         "COMMITMENT" means, with respect to each Alternate Investor, as the context requires, (a) the commitment of such Alternate Investor to make Investments and to pay Assignment Amounts in accordance herewith in an amount not to exceed the amount described in the following CLAUSE (b), and (b) the dollar amount set forth opposite such Alternate Investor's signature on the signature pages hereof under the heading "COMMITMENT" (or in the case of an Alternate Investor which becomes a party hereto pursuant to an Assignment and Assumption Agreement, as set forth in such Assignment and Assumption Agreement), MINUS the dollar amount of any Commitment or portion thereof assigned by such Alternate Investor pursuant to an Assignment and Assumption Agreement, PLUS the dollar amount of any increase to such Alternate Investor's Commitment consented to by such Alternate Investor prior to the time of determination; PROVIDED, HOWEVER, that, except as otherwise provided in SECTION 3.3(b), in the event that the Facility Limit is reduced, the aggregate of the Commitments of all the Alternate Investors shall be reduced in a like amount and the Commitment of each Alternate Investor shall be reduced in proportion to such reduction.

         "COMMITMENT TERMINATION DATE" means March 29, 2002, or such later date to which the Commitment Termination Date may be extended by the SPV, the Agent and some or all of the Alternate Investors (in their sole discretion).

         "CONDUIT ASSIGNEE" means any commercial paper conduit administered by Bank of America or any of its Affiliates and designated by Bank of America from time to time to accept an assignment from the Conduit Investor of all or a portion of the Net Investment.

         "CONDUIT INVESTMENT TERMINATION DATE" means the date of the delivery by the Conduit Investor to the SPV of written notice that the Conduit Investor elects, in its sole discretion, to commence the amortization of the Net Investment funded by it or otherwise liquidate its interest in the Asset Interest.

         "CONDUIT INVESTOR" means Receivables Capital Corporation and any Conduit Assignee thereof.

         "CONDUIT INVESTOR PERCENTAGE" means, at any time, 100%, LESS the Alternate Investor Percentage at such time.

         "CONTRACT" means, in relation to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes, or other writings pursuant to which such Receivable arises or which evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable, which Contracts are in one of the forms attached hereto as EXHIBIT B.

         "CP Rate" is defined in Section 2.4.

         "CREDIT AND COLLECTION POLICY" means the Originator's credit and collection policy or policies and practices relating to Contracts and Receivables as in effect on the Closing Date and set forth in EXHIBIT C, as modified, from time to time, in compliance with SECTIONS 6.1(a)(vii) and




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6.2(C); PROVIDED that, prior to January 1, 2000, "Credit and Collection Policy"
means the Originator's credit and collection policy or policies and practices, relating to Contracts and Receivables as in effect from time to time.

         "CREDIT AGREEMENT" means the Loan Agreement, dated as of December 1, 1999 among Diebold, Incorporated, the subsidiary borrowers party thereto, the lenders party thereto and Bank One, Michigan, as agent, as amended, waived or otherwise modified from time to time.

         "CUT OFF DATE" means March 29, 2001.

         "DEEMED COLLECTIONS" means any Collections on any Pool Receivable deemed to have been received pursuant to SECTION 2.6.

         "DEFAULTED RECEIVABLE" means a Receivable (a) as to which any Scheduled Payment, or part thereof, remains unpaid for 151 days or more from the original due date for such Scheduled Payment; (b) as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor thereof; (c) which has been identified by the SPV, the Originator or the Servicer as uncollectible; or
(d) which, consistent with the Credit and Collection Policy, would be written off as uncollectible.

         "DEFAULTING ALTERNATE INVESTOR" is defined in Section 2.3(f).

         "DELINQUENCY RATIO" means the ratio (expressed as a percentage) computed as of each Determination Date by dividing (a) the aggregate Discounted Contract Balance of all Pool Receivables that are Delinquent Receivables as of such date, BY (b) the aggregate Discounted Contract Balance of all Pool Receivables as of such date.

         "DELINQUENT RECEIVABLE" means a Receivable: (a) as to which any Scheduled Payment, or part thereof, remains unpaid for more than 60 days from the original due date for such Scheduled Payment and (b) which is not a Defaulted Receivable.

         "DETERMINATION DATE" means the last day of each Collection Period.

         "DILUTION" means a reduction in the Unpaid Balance of any Pool Receivable attributable to any non-cash items including credits, rebates, billing errors, sales or similar taxes, cash discounts, volume discounts, allowances, disputes, set-offs, counterclaims, chargebacks, returned or repossessed goods, sales and marketing discounts, warranties, any unapplied credit memos and other adjustments that are made in respect of Obligors, except any write-off in respect of a Defaulted Receivable.

         "DISCOUNTED CONTRACT BALANCE" means, (1) with respect to any Existing Receivable, (i) as of the Cut Off Date, the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments then due but not yet received or to become due under such Existing Receivable after the Cut Off Date discounted monthly at the Sale Discount Rate and (ii) as of any other date of determination, the sum of (A) the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments then due but not yet received or to become due under such Receivable after such date of determination discounted monthly at the Sale Discount Rate of such Receivable and (B) the aggregate amount of all Scheduled Payments other




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

than Excluded Scheduled Payments that have become due and payable on or prior to such date of determination that remain unpaid on such date of determination; and
(2) with respect to any Additional Receivable, (i) as of the related Investment Date, the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments discounted monthly at the Sale Discount Rate and (ii) as of any other date of determination, the sum of (A) the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments then due but not yet received or to become due under such Additional Receivable after such date of determination discounted monthly at the Sale Discount Rate of such Receivable and (B) the aggregate amount of all Scheduled Payments other than Excluded Scheduled Payments that have become due and payable on or prior to such date of determination that remain unpaid on such date of determination. The "Discounted Contract Balance" for each Receivable shall be calculated assuming:
(a) all payments due in any Collection Period are due on the last day of the Collection Period; (b) payments are discounted on a monthly basis using a 30 day month and a 360 day year; and (c) all security deposits and drawings under letters of credit, if any, issued in support of a Receivable are applied to reduce the Scheduled Payments in inverse order of the due date thereof.

         For purposes of calculating the sum described in CLAUSE (1)(ii) or
(2)(ii) above on any date other than the last day of a Collection Period, the Discounted Contract Balance of a Receivable shall be as of the last day of the preceding Collection Period.

         "DOLLAR" or "$" means the lawful currency of the United States.

         "DOWNGRADE COLLATERAL ACCOUNT" is defined in Section 3.2(a).

         "DOWNGRADE DRAW" is defined in Section 3.2(a).

         "EBIT" means, for any period, the sum of (a) the consolidated net income (or loss) of the Guarantor and its Subsidiaries for such period determined in conformity with Agreement Accounting Principles, PLUS (b) to the extent deducted in determining such net income, income taxes, and Interest Expense, and any extraordinary and non-recurring losses and non-cash charges and related tax effects in accordance with Agreement Accounting Principles, MINUS
(c) to the extent included in determining such net income, each of the following, without duplication: (i) the income of any Person (other than a Wholly Owned Subsidiary of the Guarantor) in which any Person other than the Guarantor or any of its Subsidiaries has a joint interest or a partnership interest or other ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Guarantor or any of its Subsidiaries by such Person during such period, (ii) the income of any Person accrued prior to the date it becomes a Subsidiary of the Guarantor or is merged into or consolidated with the Guarantor or any of its Subsidiaries or the Person's assets are acquired by the Guarantor or any of its Subsidiaries, (iii) gains from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Guarantor and its Subsidiaries and related tax effects in accordance with Agreement Accounting Principles, (iv) any other extraordinary or non-recurring gains or other income not from the continuing operations of the Guarantor or its Subsidiaries, and related tax effects in accordance with the Agreement Accounting Principles and
(v) the income of any Subsidiary of the Guarantor (other than Subsidiaries which are not material in the aggregate as agreed upon between the Guarantor and the Agent) to the extent that the declaration




                                       7   Transfer and Administration Agreement
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or payment of dividends or similar distributions by the Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

         "ELIGIBLE INVESTMENTS" means highly rated short-term debt or the other highly rated liquid investments in which the Conduit Investor is permitted to invest cash pursuant to its commercial paper program documents.

         "ELIGIBLE RECEIVABLE" means, at any time, any Receivable:

                  (a) which was originated by the Originator in the ordinary course of its business;

                  (b) which (i) arises pursuant to a Contract with respect to which the Originator has performed all obligations required to be performed by it thereunder, including shipment of the merchandise and/or the performance of the services purchased thereunder; (ii) has been billed to the relevant Obligor; and (iii) the Discounted Contract Balance thereof, as reported in the Servicer Reports, does not include Excluded Scheduled Payments;

                  (c) which (i) satisfies all applicable requirements of the Credit and Collection Policy and (ii) satisfies such other criteria and requirements as the Agent may from time to time specify to the SPV following thirty (30) days' notice;

                  (d) which has been sold or contributed to the SPV pursuant to (and in accordance with) the First Tier Agreement and to which the SPV has good and marketable title, free and clear of all Adverse Claims other than Permitted Adverse Claims;

                  (e) as to which the Agent has not notified the SPV that either such Receivable or any class of Receivables of which such Receivable is a part is not acceptable for purchase hereunder;

                  (f) the Obligor of which is a United States resident is not an Affiliate or employee of any of the parties hereto, and is not an Official Body; PROVIDED that Obligors related to Receivables the aggregate Discounted Contract Balances of which represent not more than 5% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables) may not be United States residents so long as the Scheduled Payments included in the Discounted Contract Balances of such Receivables are covered by a "hell-or-high-water" unconditional credit insurance policy issued by the Export-Import Bank of the United States;

                  (g) the Obligor of which has been directed to make all payments to a Blocked Account;





                                       8   Transfer and Administration Agreement

                  (h) which under the related Contract and applicable Law is assignable without the consent of, or notice to, the Obligor thereunder unless such consent has been obtained and is in effect or such notice has been given;

                  (i) which, together with the related Contract, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and is not subject to any litigation, dispute, offset, counterclaim or other defense;

                  (j) which is denominated and payable only in Dollars in the United States;

                  (k) which is not a Defaulted Receivable at the time of the purchase thereof by the Agent, on behalf of the Investors, hereunder;

                  (l) which is not a Delinquent Receivable at the time of the purchase thereof by the Agent, on behalf of the Investors, hereunder;

                  (m) which has not been compromised, adjusted or modified (including by the extension of time for payment or the granting of any discounts, allowances or credits except as permitted herein at a time when such Receivable was not delinquent or in default);

                  (n) which is "chattel paper" and is not evidenced by an instrument within the meaning of Article 9 of the UCC of all applicable jurisdictions;

                  (o) which is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940;

                  (p) which, together with the Contract related thereto, does not contravene in any material respect any Laws applicable thereto (including Laws relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such Law in any material respect;

                  (q) the assignment of which under the First Tier Agreement by the Originator to the SPV and hereunder by the SPV to the Agent does not violate, conflict or contravene any applicable Law or any contractual or other restriction, limitation or encumbrance;

                  (r) which (together with the Related Security related thereto) has been the subject of either a valid transfer and assignment from, or the grant of a first priority perfected security interest therein (other than in the Equipment) by, the SPV to the Agent, on behalf of the Investors, of all of the SPV's right, title and interest therein, effective until the Final Payout Date (unless repurchased by the SPV at an earlier date pursuant to this Agreement);

                  (s) as to which either the related Obligor has made at least one Scheduled Payment with respect thereto, the related Obligor has delivered an acceptance certificate




                                       9   Transfer and Administration Agreement
         for the related Equipment or the Equipment has been deemed accepted under the terms of the related Contract;

                  (t) with respect to which there is only one manually executed original of the related Contract (other than those manually executed originals that have been marked "COPY" or otherwise legended that they are copies), which original shall have been delivered to the Servicer;

                  (u) which contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate as determined by the Servicer in its reasonable discretion for realization against the Equipment;

                  (v) with respect to which the information set forth in the Investment Request is true and correct in all material respects as of the close of business on each applicable Investment Date;

                  (w) as to which, immediately after the transfers and conveyances to the SPV as contemplated in the First Tier Agreement, all necessary action will have been taken by the Originator to validly convey to the SPV (A) all right, title and interest of the Originator in and to each Receivable and all Scheduled Payments to become due thereunder and (B) all right, title and interest of the Originator in and to the related Equipment and other Affected Assets;

                  (x) (i) which has not been satisfied, canceled, subordinated, in whole or in part, or rescinded, (ii) with respect to which the related Equipment has not been released from the lien granted by the related Contract in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission and (iii) with respect to which neither the Originator nor any other obligated party has or will be suspended or has reduced or will reduce any Scheduled Payments or obligations due or to become due thereunder by reason of a default by the other party to such Receivable;

                  (y) with respect to which, unless the related Obligor self-insures in accordance with the proviso set forth in CLAUSE (aa) below, the Servicer, in accordance with its customary procedures, has confirmed that at the time of origination the Equipment was covered by a policy of insurance, insuring against loss and damage due to fire, theft, collision, and pursuant to which the Obligor is required to maintain the applicable insurance naming the Originator and its successors and assigns as a loss payee. Such insurance requires the related insurer to notify the Originator prior to cancellation;

                  (z) with respect to which there is no Adverse Claim that is not a Permitted Adverse Claim against the related Equipment for delinquent taxes;

                  (aa) with respect to which, at the time that any item of the Equipment is assigned, transferred and contributed pursuant to the terms of the First Tier Agreement, the Originator has no knowledge that such Equipment has suffered any loss or damage except for such Equipment that has been restored to its original value, ordinary wear and tear excepted, and such Receivable requires the Obligor thereunder to maintain insurance




                                       10  Transfer and Administration Agreement
         on the Equipment subject thereto in an amount at least equal to the replacement value thereof and, upon the occurrence of a Casualty Loss, to pay any difference between the proceeds of such insurance and the present value of the Unpaid Balance (calculated or determined in the manner specified or provided in such Contract) plus any past due amounts as of the date of determination; PROVIDED that, if the related Obligor is in Category I or Category II, such related Obligor may be permitted to self-insure under the related Contract;

                  (bb) with respect to which the obligation of each Obligor to make Scheduled Payments throughout the term thereof is and will be absolute and unconditional, without any right of setoff by such Obligor and without regard to any event affecting the Equipment subject thereto, the obsolescence of such Equipment, any claim of such Obligor against the SPV, the Originator or the Servicer or any change in circumstances of such Obligor or any other circumstances whatsoever except to the extent that, in the event of a casualty of any item of Equipment or early termination of such Receivable, the Obligor is obligated to pay, in lieu of all future Scheduled Payments with respect to such item, an amount which equals the amount required to be prepaid with respect to such Receivable in accordance with the contract between the Obligor and the Originator. Such Receivable requires that the Obligor shall, at the Obligor's sole cost and expense and in addition to the scheduled payments due under such Receivable or schedule thereto, promptly pay all taxes, assessments, license fees, permit fees, registration fees, fines, interest, penalties and all other governmental charges (including, without limitation, gross receipts, sales, use, excise, personal property, ad valorem, stamp, documentary and other taxes), whether levied, assessed or imposed on the Obligor, the Originator, the Equipment or otherwise, relating to the Equipment or the delivery, leasing, operations, ownership, possession, purchase, registration, rental, sales or use thereof during the term of the Receivable or schedule thereto, or the interest of the Obligor in the Equipment or under the Receivable or schedule thereto, or the rental or other payments thereunder or earnings arising therefrom (excepting only taxes on the Originator's net income). Such Receivable is noncancellable by the Obligor during the term of such Receivable. The Originator has no knowledge that the obligations of any Obligor under such Receivable will not be paid in full;

                  (cc) such Receivable is not part of a master lease unless all Receivables subject to such master lease have been sold to the SPV under the First Tier Agreement and then to the Agent hereunder;

                  (dd) which provides that the Originator has no obligation to assemble, install, test, adjust or service the Equipment related to such Receivable. Such Receivable provides that the Obligor, at its sole expense, at all times during the term of the Receivable and until return of the Equipment, will maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration and provide all accessories, upgrades, repairs, replacement parts and service required therefor;

                  (ee) which does not constitute an "operating lease" under GAAP;




                                       11  Transfer and Administration Agreement

                  (ff) with respect to which the Originator and the Servicer will cause their respective records to be marked to reflect the transfer of such Receivable to the SPV;

                  (gg) which is net to the Originator of any maintenance, taxes, insurance or other expenses and contains provisions requiring the Obligor to assume all risk of loss or malfunction of the related Equipment;

                  (hh) which obligates the related Obligor to make all Scheduled Payments thereunder in full notwithstanding the collection by the Originator of a security deposit with respect thereto. The calculation of the Unpaid Balance and Discounted Contract Balance of such Receivable does not include any security deposits or advance payments collected by or on behalf of the Originator which are applied to Scheduled Payments;

                  (ii) with respect to which the sale, transfer, assignment and conveyance contemplated by the First Tier Agreement are not subject to and will not result in any tax, fee or governmental charge payable by the Originator to any federal, state or local government ("TRANSFER TAXES") other than Transfer Taxes which have been or will be paid by the Originator as due. In the event that the SPV receives actual notices of any Transfer Taxes arising out of such transfer, assignment and conveyance, on written demand by the SPV, or upon the Originator's otherwise being given notice thereof, the Originator shall pay, and otherwise indemnify and hold the SPV, the Agent and the Investors harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Investors and the Agent shall have no obligation to pay such Transfer Taxes);

                  (jj) the Obligor thereunder has represented to the Originator that such Obligor has accepted the related Equipment, that such Equipment is in good working order and the Originator has not been notified of any defects therein;

                  (kk) with respect to such Receivable, the Originator has no material performance obligation in favor of the Obligor (it being understood that covenants of quiet enjoyment, purchase options, obligations to accept return of the property at end of lease term, and like obligations of a lessor typical of a "triple net" lease, shall not be deemed "material performance obligations" for purposes of this eligibility criterion);

                  (ll) which is not under any sub-lease agreement, nor does the Contract permit any subleasing of the related Equipment;

                  (mm) which does not arise from a sale originated by an independent sales organization;

                  (nn) with respect to which the Unpaid Balance and Discounted Contract Balance provided in any Servicer Report do not include any Residual other than a Guaranteed Residual; and

                  (oo) with respect to which Scheduled Payments are due on a monthly basis; PROVIDED that Receivables the aggregate Discounted Contract Balances of which represent no more than 5% of the aggregate Discounted Contract Balance of the Eligible




                                       12  Transfer and Administration Agreement

         Receivables included in the Asset Interest (other than Defaulted Receivables) may have Scheduled Payments that are due quarterly or annually and Receivables the aggregate Discounted Contract Balances of which represent no more than 1% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables) may have Scheduled Payments that are due annually.

         "EQUIPMENT" means the tangible assets financed or leased by an Obligor pursuant to a Receivable and/or, unless the context otherwise requires, a security interest in such assets.

         "ERISA" means the U.S. Employee Retirement Income Security Act of 1974 and any regulations promulgated and rulings issued thereunder.

         "ERISA AFFILIATE" means, with respect to any Person, any corporation, partnership, trust, sole proprietorship or trade or business which, together with such Person, is treated as a single employer under Section 414(b) or (c) of the Code or, with respect to any liability for contributions under Section 302(c) of ERISA, Section 414(m) or Section 414(o) of the Code.

         "EVALUATION MATERIAL" is defined in Section 11.9.

         "EVENT OF BANKRUPTCY" means, with respect to any Person, (a) that such Person or any Subsidiary of such Person (i) shall generally not pay its debts as such debts become due or (ii) shall make a general assignment for the benefit of creditors; (b) any proceeding shall be instituted by or against such Person or any Subsidiary of such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, in the case of any such proceeding instituted against the Originator, the Servicer or the Guarantor, such proceeding shall not be dismissed within 60 days after the filing or commencement thereof or an order for relief shall be entered with respect thereto; or (c) such Person or any Subsidiary of such Person shall take any corporate, partnership or other similar appropriate action to authorize any of the actions set forth in the preceding CLAUSES (a) or (b).

         "EXCLUDED AMOUNTS" means (i) any collections representing maintenance premiums in respect of Equipment related to Pool Receivables ("MAINTENANCE PREMIUMS") that are payable to the Guarantor and have been identified by the Servicer as such, and (ii) all Residuals other than Guaranteed Residuals.

         "EXCLUDED RECEIVABLES" is defined in Section 1.1 of the First Tier Agreement.

         "EXCLUDED SCHEDULED PAYMENTS" means, (i) with respect to any Receivable, those Scheduled Payments that are due after the date that is 96 months after the Investment Date or Reinvestment Date for such Receivable; (ii) with respect to any Receivable for which the related Obligor is not a United States resident, that portion of Scheduled Payments that are not covered by a "hell-or-high-water" unconditional credit insurance policy issued by the Export-Import Bank of the United States, and (iii) any Scheduled Payment of the Receivable with the latest dated Scheduled Payment which, when included in the Discounted Contract Balance of such




                                       13  Transfer and Administration Agreement

Receivable shall cause the weighted average remaining term of Scheduled Payments included in the Discounted Contract Balances of Pool Receivables to exceed 60 months.

         "EXCLUDED TAXES" is defined specified in SECTION 9.3.

         "EXISTING RECEIVABLE" means each Receivable that is purchased by the Agent hereunder on the Closing Date.

         "FACILITY FEE RATE" is defined in the Fee Letter.

         "FACILITY LIMIT" means $102,000,000, as such amount may be reduced in accordance with SECTION 3.3(b).

         "FEDERAL FUNDS RATE" is defined in Section 2.4.

         "FEE LETTER" means the confidential letter agreement dated the date hereof among the SPV, the Originator, the Conduit Investor and the Agent with respect to the fees to be paid by the SPV and the Originator, as amended from time to time.

         "FINAL PAYOUT DATE" means the date, after the Termination Date, on which the Net Investment has been reduced to zero, all accrued Servicing Fees have been paid in full, all other Aggregate Unpaids have been paid in full in cash and each Hedge Transaction has been terminated and each Hedge Counterparty has received all amounts owing to it under its respective Hedging Agreement.

         "FINANCIAL CONTRACTS" of a Person means (a) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (b) any Rate Hedging Agreement.

         "FIRST TIER AGREEMENT" means the Sale Agreement dated as of March 30, 2001 between the Originator and the SPV.

         "FITCH" means Fitch Investors Service, Inc.

         "FLUCTUATION FACTOR" is defined in Section 2.4.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, in effect from time to time.

         "GUARANTEED OBLIGATIONS" is defined in Section 6.1A.

         "GUARANTEED RESIDUAL" means, with respect to any Pool Receivable, the proceeds of the sale of the related Equipment to the related Obligor in accordance with the related Contract if such Obligor is required to purchase such Equipment following the expiration or termination of the related Contract pursuant to the terms of such Contract.




                                       14  Transfer and Administration Agreement

         "GUARANTOR" means Diebold, Incorporated, an Ohio corporation.

         "GUARANTY" means, with respect to any Person, any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including any comfort letter, limited liability company agreement or take-or-pay contract and shall include the contingent liability of such Person in connection with any application for a letter of credit.

         "GUARANTY PARTIES" is defined in Section 6.1A.

         "HEDGE BREAKAGE COSTS" means, for any Hedge Transaction, any amount payable under the Hedging Agreement by the SPV for the early termination of that Hedge Transaction or any portion thereof.

         "HEDGE COLLATERAL" is defined in Section 6.3(b).

         "HEDGE COUNTERPARTY" means Bank of America, National Association, or any other entity which (a) on the date of entering into any Hedge Transaction
(i) is an interest rate swap dealer that has been approved in writing by the Agent (which approval shall not be unreasonably withheld or delayed) and (ii) has a long-term senior unsecured debt rating of not less than "AA-" by S&P and not less than "Aa3" by Moody's ("RATING REQUIREMENT") or such other long-term rating or short-term rating as has been approved by the Agent in writing in its sole discretion and (b) in a Hedging Agreement (i) consents to the assignment of the SPV's rights under the Hedging Agreement to the Agent pursuant to SECTION 6.3(b) and (ii) agrees that in the event that Moody's or S&P reduces its long-term or short-term senior unsecured debt rating below the applicable Rating Requirement, within 15 Business Days of the downgrade below any of these levels or withdrawal of rating it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of CLAUSE (a) and (b) hereof and has entered into a Hedging Agreement with the SPV on or prior to the date of such transfer.

         "HEDGE NOTIONAL AMOUNT" means, for any Investment, the aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to SECTION 6.3 for that Investment.

         "HEDGE RATE" means, for any Pool Receivable to which an Investment or Reinvestment relates, (i) the "Fixed Rate" of the Hedge Transaction, which Fixed Rate shall be used in computing the Sale Discount Rate of that Pool Receivable or, (ii) if no Hedge Transaction is in place, the rate, determined by the Agent, which is the midpoint between the bid and ask rates set forth on Telerate page 19901 of the interpolated rate based on the weighted average life of the Pool Receivables, as calculated in the Servicer Report; PROVIDED that if such weighted average life of the Pool Receivables is less than two years, the rate will be the midpoint between the bid and ask two-year rates set forth on Telerate page 19901.

         "HEDGE TRANSACTION" means each interest rate swap (or, if agreed to by the Agent, swap or collar) transaction between the SPV and a Hedge Counterparty which is entered into pursuant to SECTION 6.3(a) and is governed by a Hedging Agreement.




                                       15  Transfer and Administration Agreement

         "HEDGING AGREEMENT" means each agreement between the SPV and a Hedge Counterparty which governs one or more Hedge Transactions entered into pursuant to SECTION 6.3, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of EXHIBIT J or such other form as the Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

         "INDEBTEDNESS" means, without duplication, with respect to any Person such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade,
(c) obligations, whether or not assumed, secured by liens or payable out of the proceeds or products of property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances (including bankers acceptances), or other instruments, (e) Capitalized Lease obligations,
(f) obligations for which such Person is obligated pursuant to a Guaranty, (g) reimbursement obligations with respect to any letters of credit and (h) any other liabilities which would be treated as indebtedness in accordance with GAAP.

         "INDEMNIFIED AMOUNTS" is defined specified in Section 9.1.

         "INDEMNIFIED PARTIES" is defined in Section 9.1.

         "INSURANCE POLICY" means, with respect to any Receivable, any insurance policy covering physical damage or loss to the related Equipment.

         "INSURANCE PROCEEDS" means any amounts payable, or any payments made, to the Originator, the Servicer or the SPV under any Insurance Policy.

         "INTEREST COMPONENT" means, at any time of determination, the aggregate Yield accrued and to accrue through the end of the current Rate Period for the Portion of Investment accruing Yield calculated by reference to the CP Rate at such time (determined for such purpose using the CP Rate most recently determined by the Administrator, MULTIPLIED BY the Fluctuation Factor).

         "INTEREST COVERAGE RATIO" means, as of the end of any fiscal quarter, the ratio of (a) EBIT to (b) Interest Expense, in each case calculated for the four consecutive fiscal quarters then ending, on a consolidated basis for the Guarantor and its Subsidiaries in accordance with Agreement Accounting Principles.

         "INTEREST EXPENSE" means, with respect to any period, the aggregate of all interest expense reported by the Guarantor and its Subsidiaries in accordance with Agreement Accounting Principles during such period, net of any cash interest income received by the Guarantor and its Subsidiaries during such period from investments. As used in this definition, the term "interest" shall include, without limitation, all interest, fees and costs payable with respect to the obligations under the Credit Agreement (other than fees and costs which may be capitalized as transaction costs in accordance with Agreement Accounting Principles), any discount in respect of sales of accounts receivable and/or related contract rights and the interest portion of Capitalized Lease payments during such period, all as determined in accordance with Agreement




                                       16  Transfer and Administration Agreement

Accounting Principles. As used in this definition, "investments" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivables and/or accrued expenses arising in the ordinary course of business payable in accordance with customary practices and loans to employees in the ordinary course of business) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificates of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person (other than Financial Contracts).

         "INTERPOLATED ADCB" means, on any date of determination, the sum of (i) the Interpolated Discounted Contract Balance of each Eligible Receivable (excluding all Defaulted Receivables) included in the Asset Interest as of the date of such determination MINUS (ii) the recalculation, using the Interpolated Discount Rate, of the present value of that portion of the Discounted Contract Balance of any Pool Receivable, which when aggregated with the Discounted Contract Balances of each other applicable Pool Receivable, exceeds any applicable Portfolio Concentration Criteria.

         "INTERPOLATED DISCOUNT RATE" means a rate equal to the sum of (i) the greater of (A) the Offshore Rate (using a Rate Period of one month) and (B) the rate, determined by the Agent, which is the midpoint between the bid and ask rates set forth on Telerate page 19901 of the interpolated rate based on the weighted average life of the Pool Receivables, as calculated in the Servicer Report; PROVIDED that if such weighted average life of the Pool Receivables is less than two years, the rate will be the midpoint between the bid and ask rates of the two-year rate set forth on Telerate page 19901, (ii) the Liquidity Margin, and (iii) the Servicing Fee Rate.

         "INTERPOLATED DISCOUNTED CONTRACT BALANCE" means, (1) with respect to any Existing Receivable, (i) as of the Cut Off Date, the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments then due but not yet received or to become due under such Existing Receivable after the Cut Off Date discounted monthly at the Interpolated Discount Rate and (ii) as of any other date of determination, the sum of (A) the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments then due but not yet received or to become due under such Receivable after such date of determination discounted monthly at the Interpolated Discount Rate of such Receivable and (B) the aggregate amount of all Scheduled Payments other than Excluded Scheduled Payments that have become due and payable on or prior to such date of determination that remain unpaid on such date of determination; and (2) with respect to any Additional Receivable, (i) as of the related Investment Date, the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments discounted monthly at the Interpolated Discount Rate and (ii) as of any other date of determination, the sum of (A) the present value of all remaining Scheduled Payments other than Excluded Scheduled Payments then due but not yet received or to become due under such Additional Receivable after such date of determination discounted monthly at the Interpolated Discount Rate of such Receivable and (B) the aggregate amount of all Scheduled Payments other than Excluded Scheduled Payments that have become due and payable on or prior to such date of determination that remain unpaid on such date of determination. The "Interpolated Discounted Contract Balance" for each Receivable shall be calculated assuming: (a) all payments due in any Collection Period are due on the last day of the Collection Period; (b) payments are discounted




                                       17  Transfer and Administration Agreement
on a monthly basis using a 30 day month and a 360 day year; and (c) all security deposits and drawings under letters of credit, if any, issued in support of a Receivable are applied to reduce the Scheduled Payments in inverse order of the due date thereof.

         For purposes of calculating the sum described in CLAUSE (1)(ii) or
(2)(ii) above on any date other than the last day of a Collection Period, the Interpolated Discounted Contract Balance of a Receivable shall be as of the last day of the preceding Collection Period.

         "INVESTMENT" is defined in Section 2.2(a).

         "INVESTMENT DATE" is defined in Section 2.3(a).

         "INVESTMENT DEFICIT" is defined in Section 2.3(f).

         "INVESTMENT REQUEST" means each request substantially in the form of EXHIBIT D.

         "INVESTOR(S)" means the Conduit Investor and/or the Alternate Investors, as the context may require.

         "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment or award of any Official Body.

         "LIQUIDATION EXPENSES" means, with respect to any Receivable, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or early termination of such Receivable or after such Receivable has become a Defaulted Receivable and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Receivable if it is a Defaulted Receivable.

         "LIQUIDITY MARGIN" is defined in Section 2.4.

         "MAINTENANCE PREMIUMS" is defined in the definition of "Excluded Amounts."

         "MAJORITY INVESTORS" means, at any time, the Agent and those Alternate Investors which hold Commitments aggregating in excess of 66?% of the Facility Limit as of such date (or, if the Commitments shall have been terminated, the Agent and one or more Alternate Investors whose aggregate PRO RATA shares of the Net Investment exceed 66?% of the Alternate Investor Percentage of the Net Investment).

         "MATERIAL ADVERSE EFFECT" means any event or condition which would have a material adverse effect on (a) the collectibility of the Pool Receivables, (b) the condition (financial or otherwise), businesses or properties of the SPV, the Servicer, the Originator or the Guarantor or (c) the ability of the SPV, the Servicer, the Originator or the Guarantor to perform its obligations under the Transaction Documents to which it is a party.

         "MAXIMUM NET INVESTMENT" means $100,000,000.




                                       18  Transfer and Administration Agreement

         "MOODY'S" means Moody's Investors Service, Inc., or any successor that is a nationally recognized statistical rating organization.

         "MULTIEMPLOYER PLAN" is defined in Section 4001(a)(3) of ERISA.

         "NET INVESTMENT" at any time means (a) the sum of the cash amounts paid to the SPV pursuant to SECTIONS 2.2 and 2.3, together with the amount of any funding under a Program Support Agreement allocated to the Interest Component at the time of such funding, less (b) the aggregate amount of Collections theretofore received and applied by the Agent to reduce such Net Investment pursuant to 2.12; PROVIDED that the Net Investment shall be restored and reinstated in the amount of any Collections so received and applied if at any time the distribution of such Collections is rescinded or must otherwise be returned for any reason; and PROVIDED FURTHER, that the Net Investment shall be increased by the amount described in SECTION 3.1(b) as described therein.

         "NON-DEFAULTING ALTERNATE INVESTOR" is defined in Section 2.3(f).

         "OBLIGOR" means, with respect to any Receivable, the Person obligated to make payments in respect of such Receivable pursuant to a Contract.

         "OFFICIAL BODY" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "OFFSHORE RATE" is defined in Section 2.4.

         "ORIGINATOR" is defined in the PREAMBLE.

         "OTHER SPV" means any Person other than the SPV that has entered into a receivables purchase agreement, loan and security agreement, note purchase agreement, transfer and administration agreement or any other similar agreement with the Conduit Investor.

         "PENSION PLAN" means an employee pension benefit plan as defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Plan) and to which the Originator, the SPV or an ERISA Affiliate of either may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "PERMITTED ADVERSE CLAIMS" means (i) Adverse Claims in favor of the SPV created pursuant to the First Tier Agreement assigned to the Agent pursuant to this Agreement; (ii) Adverse Claims in favor of the Agent created pursuant to this Agreement; (iii) Adverse Claims that secure the payment of taxes, assessments and governmental charges or levies, if such taxes are either (a) not delinquent or (b) being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP; and (iv) Adverse Claims imposed by law, such as landlord's, carriers', warehousemen's, and mechanics' liens and other similar liens arising in the ordinary course of business that secure payment of obligations not more than 60




                                       19  Transfer and Administration Agreement
days past due or that are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP.

         "PERMITTED INVESTMENT DATE" means each Settlement Date.

         "PERSON" means an individual, partnership, limited liability company, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture, firm, enterprise, Official Body or any other entity.

         "POOL RECEIVABLE" means each Receivable other than Excluded
Receivables.

         "PORTFOLIO CONCENTRATION CRITERIA" means, at any time, the following concentration limitations measured at such time:

                  (i) the sum of the Discounted Contract Balances of the Pool Receivables related to any Obligor other than AMEX or any Obligor in Category I or Category II (including all Affiliates of such Obligor) does not exceed 2.0% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables); or

                  (ii) the sum of the Discounted Contract Balances of the Pool Receivables for which AMEX is the related Obligor does not exceed $65,000,000; or

                  (iii) the sum of the Discounted Contract Balances of the Pool Receivables related to an Obligor in Category I other than AMEX does not exceed 10% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables); or

                  (iv) the sum of the Discounted Contract Balances of the Pool Receivables related to an Obligor in Category II other than AMEX does not exceed 5% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables); or

                  (v) the sum of the Discounted Contract Balances of the Pool Receivables related to Obligors classified, consistent with prior practice, as retail customers by the Servicer in its records does not exceed 30% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables); or

                  (vi) the present value of the sum of all remaining Scheduled Payments that are due more than 72 months but not more than 96 months after the Investment Date or Reinvestment Date for the related Receivables discounted monthly at the Sale Discount Rate does not exceed 5% of the aggregate Discounted Contract Balances of the Eligible Receivables included in the Asset Interest (other than Defaulted Receivables).

         "PORTION OF INVESTMENT" is defined in Section 2.4(a).




                                       20  Transfer and Administration Agreement

         "POTENTIAL TERMINATION EVENT" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Termination Event.

         "PREPAYMENTS" means any and all partial and full prepayments on a Receivable (including, with respect to any Receivable and any Collection Period, any Scheduled Payment or portion thereof which is due in a subsequent Collection Period which the Servicer has received, and expressly permitted the related Obligor to make, in advance of its scheduled due date, and which will be applied to such Scheduled Payment when received).

         "PRO RATA SHARE" means, for an Alternate Investor, the Commitment of such Alternate Investor, DIVIDED BY the sum of the Commitments of all Alternate Investors (or, if the Commitments shall have been terminated, its PRO RATA share of the Alternate Investor Percentage of the Net Investment).

         "PROGRAM FEE RATE" is defined in the Fee Letter.

         "PROGRAM SUPPORT AGREEMENT" means and includes any agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of the Conduit Investor, the issuance of one or more surety bonds for which the Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by the Conduit Investor to any Program Support Provider of the Asset Interest (or portions thereof or participations therein) and/or the making of loans and/or other extensions of credit to the Conduit Investor in connection with the Conduit Investor's commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

         "PROGRAM SUPPORT PROVIDER" means and includes any Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, the Conduit Investor or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with the Conduit Investor's commercial paper program.

         "PURCHASE PRICE PERCENTAGE" means (A) 100% MINUS (B) the Required Credit Enhancement Percentage.

         "PURCHASE TERMINATION DATE" is defined in Section 7.1 of the First Tier Agreement.

         "RATE HEDGING AGREEMENT" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

         "RATE PERIOD" is defined in Section 2.4.

         "RATE TYPE" is defined in Section 2.4.





                                       21  Transfer and Administration Agreement

         "RECEIVABLE" means any and all indebtedness and other obligations owed, including Scheduled Payments, by any Obligor to the Originator (without giving effect to any transfer under the First Tier Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or lease of goods or the rendering of services by the Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto.

         "RECIPIENT" is defined in Section 2.10.

         "RECORDS" means all Contracts and other documents, purchase orders, invoices, agreements, books, records and any other media, materials or devices for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property) maintained by the SPV, the Originator or the Servicer with respect to the Pool Receivables, any other Affected Assets or the Obligors.

         "RECOVERIES" means, with respect to a Defaulted Receivable, proceeds from the sale, lease, re-lease or refinancing of the related Equipment, proceeds of any related Insurance Policy and any other recoveries with respect to such Defaulted Receivable and the related Equipment and related property, and other amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Defaulted Receivable.

         "REINVESTMENT" is defined in Section 2.2(b).

         "REINVESTMENT DATE" is defined in Section 2.2(b).

         "REINVESTMENT PERIOD" means the period commencing on the Closing Date and ending on the Termination Date.

         "RELATED COMMERCIAL PAPER" means, at any time of determination, Commercial Paper the proceeds of which are then allocated by the Administrator as the source of funding the acquisition or maintenance of, the Asset Interest.

         "RELATED SECURITY" means, with respect to any Pool Receivable, all of the Originator's (without giving effect to any transfer under the First Tier Agreement) or the SPV's rights, title and interest in, to and under:

                  (a) the Equipment, any other property securing the Obligor's obligations under any Pool Receivable and any guarantees or similar credit enhancement for the Obligor's obligations under any Pool Receivable (including all rights of the Originator in any security deposits), and all UCC financing statements or other filings relating thereto, including all rights and remedies against any Vendor (including the Originator) of the Equipment related to the Pool Receivables (including any security interest of the Originator in any of the foregoing);

                  (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Pool Receivable, whether pursuant




                                       22  Transfer and Administration Agreement
         to the Contract related to such Pool Receivable or otherwise, together with all financing statements and other filings signed by an Obligor relating thereto;

                  (c) the Contract and all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise;

                  (d) all Records related to such Pool Receivable; and

                  (e) all Collections on and other proceeds of any of the foregoing.

         "REPORTABLE EVENT" means any event, transaction or circumstance which is required to be reported with respect to any Pension Plan under Section 4043 of ERISA and the applicable regulations thereunder.

         "REPORTING DATE" is defined in Section 2.8.

         "REPRESENTATIVES" is defined in Section 11.9.

         "REQUIRED CREDIT ENHANCEMENT PERCENTAGE" means the greater of:

                  (i) 10%;

                  (ii) the product of (x) 3 TIMES (y) the Annual Default Ratio for the most recent Collection Period TIMES (z) the weighted average life of the Pool Receivables.

         "REQUIRED DOWNGRADE ASSIGNMENT PERIOD" is defined in Section 3.2(a).

         "REQUIRED RESERVES" means, at any date of determination, an amount equal to the sum of (i) the greater of (x) the product of (A) the Required Credit Enhancement Percentage TIMES (B) the ADCB and (y) $4,000,000, and (ii) the Collateral Valuation Reserve, if any, required to be maintained pursuant to
SECTION 6.3.

         "RESIDUAL" means, with respect to any Pool Receivable, the proceeds of any sale, lease or disposition of the Equipment related thereto following the expiration of the full term of the related Contract.

         "RESTRICTED PAYMENTS" is defined in Section 6.2(k).

         "SALE DISCOUNT RATE" means, a rate per annum calculated by the Servicer
(i) in the case of Existing Receivables, as of March 29, 2001, and (ii) in the case of any Pool Receivable included in the Asset Interest other than the Existing Receivables, as of the last Business Day of the Collection Period in which such inclusion occurred, in each case, equal to the sum of (i) the Hedge Rate for that Pool Receivable, (ii) the Liquidity Margin, and (iii) the Servicing Fee Rate.

         "SCHEDULED PAYMENTS" means, on any Determination Date with respect to any Pool Receivable, (a) each monthly, quarterly, annual or other periodic rent or financing (whether




                                       23  Transfer and Administration Agreement
principal or principal and interest) payment, scheduled to be made by the Obligor thereof after such Determination Date under the terms of such Contract, and (b) any payment specified in CLAUSE (a) above due from the Obligor of such Pool Receivable at the expiration or other termination of such Pool Receivable; it being understood that Scheduled Payments do not include any Residuals other than Guaranteed Residuals and any supplemental or additional payments, including late fees, required by the terms of such Pool Receivable with respect to sales and other taxes, insurance, maintenance, purchase option payments, ancillary products and services and other specific charges.

         "SERVICER" is defined in Section 7.1.

         "SERVICER DEFAULT" is defined in Section 7.5.

         "SERVICER REPORT" means a report, in substantially the form attached hereto as EXHIBIT F or in such other form as is mutually agreed to by the SPV, the Servicer and the Agent, furnished by the Servicer pursuant to SECTION 2.8.

         "SERVICING FEE" means the fees payable to the Servicer from Collections, in an amount equal to either (i) at any time when the Servicer is the Originator or any of its Affiliates, the Servicing Fee Rate MULTIPLIED BY the weighted daily average of the ADCB for the related Collection Period, or
(ii) at any time when the Servicer is not the Originator or any of its Affiliates, the amount determined upon the agreement of such Person and the Agent, payable in arrears on each Settlement Date from Collections pursuant to, and subject to the priority of payments set forth in, SECTION 2.12. With respect to any Portion of Investment, the Servicing Fee allocable thereto shall be equal to the Servicing Fee determined as set forth above, TIMES a fraction, the numerator of which is the amount of such Portion of Investment and the denominator of which is the Net Investment.

         "SERVICING FEE RATE" means 0.80% per annum.

         "SETTLEMENT DATE" means (a) prior to the Termination Date, the 12th day of each calendar month (or, if such day is not a Business Day, the immediately succeeding Business Day) or such other day as the SPV and the Agent may from time to time mutually agree, and (b) for any Portion of Investment on and after the Termination Date, each day selected from time to time by the Agent (it being understood that the Agent may select such Settlement Date to occur as frequently as daily) or, in the absence of any such selection, the date that would be the Settlement Date for such Portion of Investment pursuant to CLAUSE (a) of this definition.

         "S&P" means Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Inc., or any successor that is a nationally recognized statistical rating organization.

         "SPV" means DCC Funding LLC, a Delaware limited liability company.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other Person (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act of 1933.




                                       24  Transfer and Administration Agreement

         "TAXES" shall have the meaning specified in SECTION 9.3.

         "TERMINATION DATE" means the earliest of (a) the Business Day designated by the SPV to the Agent as the Termination Date at any time following not less than sixty (60) days' written notice to the Agent, (b) unless the Administrator elects otherwise, the date of termination of the commitment of any Program Support Provider under a Program Support Agreement, (c) the day upon which the Termination Date is declared or automatically occurs pursuant to
SECTION 8.2, (d) the day which is five (5) Business Days prior to the Commitment Termination Date, (e) the Conduit Investment Termination Date (unless the Conduit Investor's interest in the Net Investment and the Asset Interest has been assigned to the Alternate Investors) and (f) the Purchase Termination Date.

         "TERMINATION EVENT" is defined in Section 8.1.

         "TRANSACTION" means the transaction contemplated by the Transaction Documents.

         "TRANSACTION COSTS" is defined in Section 9.4(a).

         "TRANSACTION DOCUMENTS" means, collectively, this Agreement, the First Tier Agreement, the Fee Letter, the Blocked Account Agreements, the Blocked Account Intercreditor Agreement, Hedging Agreements and all of the other instruments, documents and other agreements executed and delivered by the Servicer, the Originator or the SPV in connection with any of the foregoing.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction or jurisdictions.

         "UNHEDGED DISCOUNTED CONTRACT BALANCES" means, as of any date of determination, (i) the sum of the Discounted Contract Balances of the unhedged Pool Receivables that are Eligible Receivables (other than such unhedged Pool Receivables that constitute Defaulted Receivables), MINUS (ii) the portion of the Discounted Contract Balances of any such unhedged Pool Receivables, which when aggregated with the Discounted Contract Balances of the other Pool Receivables, exceeds any applicable Portfolio Concentration Criteria.

         "UNHEDGED INTERPOLATED CONTRACT BALANCES" means (i) the sum of the Interpolated Discounted Contract Balances of the unhedged Pool Receivables that are Eligible Receivables (other than such unhedged Pool Receivables that constitute Defaulted Receivables), MINUS (ii) the recalculation, using the Interpolated Discount Rate, of the present value of that portion of the Discounted Contract Balances of any such unhedged Pool Receivables, which when aggregated with the Discounted Contract Balances of the other Pool Receivables, exceeds any applicable Portfolio Concentration Criteria.

         "UNPAID BALANCE" of any Receivable means, at any time, the sum of the unpaid Scheduled Payments thereof.

         "U.S." or "UNITED STATES" means the United States of America.




                                       25  Transfer and Administration Agreement

         "VENDOR" means, with respect to any Receivable, the equipment manufacturer, dealer of distributor or other Person that provided financing under such Receivable in connection with the related Obligor's use of such party's Equipment.

         "VOTING STOCK" of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or similar persons thereof.

         "WHOLLY OWNED SUBSIDIARY" of a Person means any other Person of which 100% of the outstanding Voting Stock of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly Owned Subsidiaries of such Person, or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         "YIELD" is defined in SECTION 2.4.

         SECTION 1.2 OTHER TERMS. All terms defined directly or by incorporation herein shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined herein, and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, GAAP; (b) terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made) and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any Law refer to that Law as amended from time to time and include any successor Law; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person's successors and permitted assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 1.3 COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each means "to but excluding", and the word "within" means "from and excluding a specified date and to and including a later specified date".




                                       26  Transfer and Administration Agreement

                                   ARTICLE II

                           PURCHASES AND SETTLEMENTS

         Section 2.1 TRANSFER OF AFFECTED ASSETS; INTENDED CHARACTERIZATION. SALE OF ASSET INTEREST. In consideration of the payment by the Agent (on behalf of either the Conduit Investor or the Alternate Investors as determined pursuant to Section 2.3) of the amount of the initial Net Investment on the Closing Date and the Agent's agreement (on behalf of either the Conduit Investor or the Alternate Investors as determined below) to make payments to the SPV from time to time in accordance with Section 2.2, effective upon the SPV's receipt of payment for such initial Net Investment on the Closing Date, the SPV hereby sells, conveys, transfers and assigns to the Agent, on behalf of the Conduit Investor or the Alternate Investors, as applicable, (i) all Existing Receivables and all Receivables arising or acquired by the SPV from time to time after the Closing Date and prior to the Final Payout Date but excluding Excluded Receivables, and (ii) all other Affected Assets, whether existing on the Closing Date or thereafter arising at any time.

         (a) PURCHASE OF ASSET INTEREST. Subject to the terms and conditions hereof, the Agent (on behalf of the Conduit Investor and/or the Alternate Investors as applicable) hereby purchases and accepts from the SPV the Pool Receivables and all other Affected Assets sold, assigned and transferred pursuant to SUBSECTION (a). The Agent's right, title and interest in and to the Pool Receivables and all other Affected Assets hereunder is herein called the "ASSET INTEREST". The Agent shall hold the Asset Interest on behalf of the Conduit Investor and the Alternate Investors in accordance with the Conduit Investor Percentage and the Alternate Investor Percentage, respectively, from time to time. To the extent the Agent holds the Asset Interest on behalf of the Alternate Investors, except as otherwise provided in SECTION 3.3(b), the Agent shall hold the Alternate Investor Percentage of the Asset Interest on behalf of the Alternate Investors PRO RATA in accordance with their respective outstanding portions of the Net Investment funded by them.

         (b) OBLIGATIONS NOT ASSUMED. The foregoing sale, assignment and transfer does not constitute and is not intended to result in the creation, or an assumption by the Agent, the Administrator or any Investor, of any obligation of the SPV, the Originator, or any other Person under or in connection with the Pool Receivables or any other Affected Asset, all of which shall remain the obligations and liabilities of the SPV and the Originator.

         (c) Intended Characterization; Grant of Security Interest.

                  (i) The SPV, the Agent and the Investors intend that the sale, assignment and transfer of the Affected Assets to the Agent (on behalf of the Conduit Investor and/or the Alternate Investors as applicable) hereunder shall be treated as a sale for all purposes, other than federal and state income tax purposes. If notwithstanding the intent of the parties, the sale, assignment and transfer of the Affected Assets to the Agent is not treated as a sale for all purposes, other than federal and state income tax purposes, the sale, assignment and transfer of the Affected Assets shall be treated as the grant of, and the SPV hereby does grant, a security interest in the Affected Assets to secure the payment and performance of the SPV's obligations to the Agent (on behalf of the Conduit Investor




                                       27  Transfer and Administration Agreement
         and/or the Alternate Investors as applicable) hereunder and under the other Transaction Documents or as may be determined in connection therewith by applicable Law.

                  (ii) Each of the parties hereto further expressly acknowledges and agrees that the Commitments of the Alternate Investors hereunder, regardless of the intended true sale nature of the overall transaction, are financial accommodations (within the meaning of Section 365(c)(2) of the Bankruptcy Code) to or for the benefit of SPV.

                  (iii) Without limiting the generality of SECTION 2.1(d)(i), no party other than the SPV shall claim depreciation deductions or other Tax benefits with respect to the Equipment related to the Pool Receivables.

         SECTION 2.2 PURCHASE PRICE. Subject to the terms and conditions hereof, including ARTICLE V, in consideration for the sale, assignment and transfer of the Affected Assets by the SPV to the Agent (on behalf of the Conduit Investor and/or the Alternate Investors as applicable) hereunder:

         (a) INVESTMENTS. On the Closing Date, and thereafter from time to time during the Reinvestment Period, on request of the SPV in accordance with SECTION 2.3, the Agent (on behalf of the Conduit Investor or the Alternate Investors as determined pursuant to SECTION 2.3) shall pay to the SPV an amount equal in each instance to the lesser of (i) the amount requested by the SPV under SECTION 2.3(a), and (ii) the largest amount that will not cause (A) the Net Investment to exceed the Maximum Net Investment and (B) the sum of the Net Investment and Required Reserves to exceed the ADCB. Each such payment is herein called an "INVESTMENT".

         (b) REINVESTMENTS. On each Business Day during the Reinvestment Period the Servicer, on behalf of the Agent (for the benefit of the Conduit Investor and/or the Alternate Investors as applicable), shall pay to the SPV, out of Collections of Pool Receivables, the amount available for Reinvestment in accordance with Section 2.12(a)(iii). Each such payment is hereinafter called a "REINVESTMENT" and the date of each such Reinvestment is hereinafter called a "REINVESTMENT DATE". All Reinvestments with respect to the Alternate Investor Percentage of the Asset Interest shall be made ratably on behalf of the Alternate Investors PRO RATA in accordance with their respective outstanding portions of the Alternate Investor Percentage of the Net Investment funded by them and all Reinvestments with respect to the Conduit Investor Percentage of the Asset Interest shall be made on behalf of the Conduit Investor.

         (c) DEFERRED PURCHASE PRICE. On each Business Day on and after the Final Payout Date the Servicer, on behalf of the Agent, shall pay to the SPV an amount equal to the Collections of Pool Receivables received by the SPV less the accrued and unpaid Servicing Fee (and the SPV (or the Servicer on its behalf) shall apply such Collections in the manner described in SECTION 2.14).

         (d) SPV PAYMENTS LIMITED TO COLLECTIONS. Notwithstanding any provision contained in this Agreement to the contrary, the Agent shall not, and shall not be obligated (whether on behalf of the Conduit Investor or the Alternate Investors), to pay any amount to the SPV as the purchase price of the Asset Interest pursuant to SUBSECTIONS (b) and (c) above except to the extent of Collections on Pool Receivables available for distribution to the SPV in accordance with this




                                       28  Transfer and Administration Agreement
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Agreement. Any amount which the Agent (whether on behalf of the Conduit Investor or the Alternate Investors) does not pay pursuant to the preceding sentence shall not constitute a claim (as defined in ss. 101 of the Bankruptcy Code) against or corporate obligation of the Agent for any such insufficiency unless and until such amount becomes available for distribution to the SPV under
SECTION 2.12.

         SECTION 2.3 INVESTMENT PROCEDURES.

         (a) NOTICE. The SPV shall request an Investment hereunder, by request to the Agent given by facsimile in the form of an Investment Request at least two (2) Business Days prior to the proposed date of any Investment (including the initial Investment). Each such Investment Request shall specify (i) the desired amount of such Investment (which shall be at least $1,000,000 or an integral multiple of $500,000 in excess thereof or, to the extent that the then available unused portion of the Maximum Net Investment is less than such amount, such lesser amount equal to such available unused portion of the Maximum Net Investment), and (ii) the desired date of such Investment (the "INVESTMENT DATE") which shall be a Permitted Investment Date.

         (b) CONDUIT INVESTOR ACCEPTANCE OR REJECTION; INVESTMENT REQUEST IRREVOCABLE.

                  (i) The Agent will promptly notify the Conduit Investor of the Agent's receipt of any Investment Request. If the Investment Request is received prior to the Conduit Investment Termination Date, the Conduit Investor shall instruct the Agent to accept or reject such Investment Request by notice given to the SPV and the Agent by telephone or facsimile by no later than the close of its business on the Business Day following its receipt of any such Investment Request.

                  (ii) Each Investment Request shall be irrevocable and binding on the SPV, and the SPV shall indemnify each Investor against any loss or expense incurred by such Investor, either directly or indirectly (including, in the case of the Conduit Investor, through a Program Support Agreement) as a result of any failure by the SPV to complete such Investment, including any loss (excluding loss of profit) or expense incurred by the Agent or any Investor, either directly or indirectly (including, in the case of the Conduit Investor, pursuant to a Program Support Agreement) by reason of the liquidation or reemployment of funds acquired by such Investor (or the applicable Program Support Provider(s)) (including funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) in order to fund such Investment.

         (c) ALTERNATE INVESTOR'S COMMITMENT. Subject to SECTION 2.2(b) concerning Reinvestments, at no time will the Conduit Investor have any obligation to fund an Investment or Reinvestment. At all times on and after the Conduit Investment Termination Date, all Investments and Reinvestments shall be made by the Agent on behalf of the Alternate Investors. At any time when the Conduit Investor has rejected a request for Investment, the Agent shall so notify the Alternate Investors and the Alternate Investors shall make such Investment, on a PRO RATA basis, in accordance with their respective Pro Rata Shares. Notwithstanding anything contained in this SECTION 2.3(c) or elsewhere in this Agreement to the contrary, no Alternate Investor shall be obligated to provide the Agent or the SPV with funds in connection with an




                                       29  Transfer and Administration Agreement

Investment in an amount that would result in the portion of the Net Investment then funded by it exceeding its Commitment then in effect (minus the unrecovered principal amount of such Alternate Investor's investments in the Asset Interest pursuant to the Program Support Agreement to which it is a party). The obligation of each Alternate Investor to remit its Pro Rata Share of any such Investment shall be several from that of each other Alternate Investor, and the failure of any Alternate Investor to so make such amount available to the Agent shall not relieve any other Alternate Investor of its obligation hereunder.

         (d) PAYMENT OF INVESTMENT. On any Investment Date, the Conduit Investor or each Alternate Investor, as the case may be, shall remit its share of the aggregate amount of such Investment (determined pursuant to SECTION 2.2(a)) to the account of the Agent specified therefor from time to time by the Agent by notice to such Persons by wire transfer of same day funds. Following the Agent's receipt of funds from the Investors as aforesaid, the Agent shall remit such funds received to the SPV's account at the location indicated in SECTION 11.3, by wire transfer of same day funds

         (e) AGENT MAY ADVANCE FUNDS. Unless the Agent shall have received notice from any Investor that such Person will not make its share of any Investment available on the applicable Investment Date therefor, the Agent may (but shall have no obligation to) make any such Investor's share of any such Investment available to the SPV in anticipation of the receipt by the Agent of such amount from the applicable Investor. To the extent any such Investor fails to remit any such amount to the Agent after any such advance by the Agent on such Investment Date, such Investor, on the one hand, and the SPV, on the other hand, shall be required to pay such amount to the Agent for its own account, together with interest thereon at a PER ANNUM rate equal to the Federal Funds Rate, in the case of such Investor, or the Base Rate, in the case of the SPV, to the Agent upon its demand therefor (PROVIDED that the Conduit Investor shall have no obligation to pay such interest amounts except to the extent that it shall have sufficient funds to pay the face amount of its Commercial Paper in full). Until such amount shall be repaid, such amount shall be deemed to be Net Investment paid by the Agent and the Agent shall be deemed to be the owner of an interest in the Asset Interest hereunder to the extent of such Investment. Upon the payment of such amount to the Agent (i) by the SPV, the amount of the aggregate Net Investment shall be reduced by such amount or (ii) by such Investor, such payment shall constitute such Person's payment of its share of the applicable Investment.

         (f) DEFAULTING ALTERNATE INVESTOR. If, by 2:00 p.m. (New York City time), whether or not the Agent has advanced the amount of the applicable Investment, one or more Alternate Investors (each, a "DEFAULTING ALTERNATE INVESTOR", and each Alternate Investor other than any Defaulting Alternate Investor being referred to as a "NON-DEFAULTING ALTERNATE INVESTOR") fails to make its Pro Rata Share of any Investment available to the Agent pursuant to
SECTION 2.3(d) or any Assignment Amount payable by it pursuant to SECTION 3.1 (the aggregate amount not so made available to the Agent being herein called in either case the "INVESTMENT DEFICIT"), then the Agent shall, by no later than 2:30 p.m. (New York City time) on the applicable Investment Date or the applicable Assignment Date, as the case may be, instruct each Non-Defaulting Alternate Investor to pay, by no later than 3:00 p.m. (New York City time), in immediately available funds, to the account designated by the Agent, an amount equal to the lesser of (i) such Non-Defaulting Alternate Investor's proportionate share (based upon the relative Commitments of the Non-Defaulting Alternate Investors) of the Investment Deficit and (ii) its unused




                                       30  Transfer and Administration Agreement

Commitment. A Defaulting Alternate Investor shall forthwith, upon demand, pay to the Agent for the ratable benefit of the Non-Defaulting Alternate Investors all amounts paid by each Non-Defaulting Alternate Investor on behalf of such Defaulting Alternate Investor, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Alternate Investor until the date such Non-Defaulting Alternate Investor has been paid such amounts in full, at a rate PER ANNUM equal to the sum of the Base Rate, PLUS 2.00% PER ANNUM. In addition, if, after giving effect to the provisions of the immediately preceding sentence, any Investment Deficit with respect to any Assignment Amount continues to exist, each such Defaulting Alternate Investor shall pay interest to the Agent, for the account of the Conduit Investor, on such Defaulting Alternate Investor's portion of such remaining Investment Deficit, at a rate PER ANNUM, equal to the sum of the Base Rate, PLUS 2.00% PER ANNUM, for each day from the applicable Assignment Date until the date such Defaulting Alternate Investor shall pay its portion of such remaining Investment Deficit in full to the Conduit Investor.

         SECTION 2.4 [IS RESERVED AND IS SPECIFIED IN SCHEDULE I.]

         SECTION 2.5 YIELD, FEES AND OTHER COSTS AND EXPENSES. Notwithstanding any limitation on recourse herein, the SPV, the Originator or the Guarantor, as applicable, shall pay, as and when due in accordance with this Agreement, all fees hereunder and under the Fee Letter, Yield, all amounts payable pursuant to
ARTICLE IX, if any, and the Servicing Fees, all solely to the extent that the SPV, the Originator or the Guarantor is otherwise obligated to make any such payment hereunder or under the Fee Letter. On each Settlement Date, to the extent not paid pursuant to SECTION 2.12 for any reason, the SPV shall pay to the Agent, on behalf of the Conduit Investor or the Alternate Investors, as applicable, an amount equal to the accrued and unpaid Yield for the related Rate Period together with, to the extent the Asset Interest is held on behalf of the Conduit Investor, an amount equal to the interest or discount accrued on the Conduit Investor's Commercial Paper to the extent such Commercial Paper was issued in order to fund the Asset Interest in an amount in excess of the amount of any Investment.

         SECTION 2.6 DEEMED COLLECTIONS. DILUTIONS. If on any day the Unpaid Balance of a Pool Receivable is reduced or such Pool Receivable is canceled as a result of any Dilution, the SPV shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of the Unpaid Balance (as determined immediately prior to such Dilution) of such Pool Receivable (if such Pool Receivable is canceled) or, otherwise in the amount of such reduction, and the SPV shall pay to the Servicer an amount equal to such Deemed Collection and such amount shall be applied by the Servicer as a Collection in accordance with
SECTION 2.12.

         (a) BREACH OF REPRESENTATION OR WARRANTY. If on any day any of the representations or warranties in ARTICLE IV was untrue when made or deemed made with respect to a Pool Receivable (whether on or after the date of transfer thereof to the Agent, for the benefit of the Investors, as contemplated hereunder), the SPV shall be deemed to have received on such day a Collection of such Pool Receivable in full and the SPV shall on such day pay to the Servicer an amount equal to the Unpaid Balance of such Pool Receivable and such amount shall be allocated and applied by the Servicer as a Collection in accordance with SECTION 2.12.

         SECTION 2.7 PAYMENTS AND COMPUTATIONS, ETC. All amounts to be paid or deposited by the SPV or the Servicer hereunder shall be paid or deposited in accordance with the terms




                                       31  Transfer and Administration Agreement
hereof no later than 12:00 noon (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Agent (whether on behalf of any Investor or otherwise) they shall be paid or deposited in the account indicated under the heading "Payment Information" in SCHEDULE 11.3, until otherwise notified by the Agent. The SPV shall, to the extent permitted by Law, pay to the Agent, for the benefit of the Investors, upon demand, interest on all amounts not paid or deposited when due hereunder at a rate equal to 2.00% PER ANNUM, PLUS the Base Rate. All computations of Yield and all PER ANNUM fees hereunder shall be made on the basis of a year of 360 days (or 365 days with respect to Yield computed at the Base Rate) for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Agent of amounts payable by the SPV hereunder shall be binding upon the SPV absent manifest error.

         SECTION 2.8 REPORTS. By no later than 4:00 p.m. (New York City time) on the 8th day of each calendar month, or if such day is not a Business Day then on the next succeeding Business Day (and, after the occurrence of a Termination Event, within two (2) Business Days after a request from the Agent or the Administrator) (each, a "REPORTING DATE"), Servicer shall prepare and forward to the Agent and the Administrator a Servicer Report, certified by the SPV and the Servicer.

         SECTION 2.9 COLLECTION ACCOUNT. The Agent shall establish in its name on the day of the initial Investment hereunder and shall maintain a segregated account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Agent, on behalf of the Investors. The Agent shall have exclusive dominion and control over the Collection Account and all monies, instruments and other property from time to time in the Collection Account. On and after the occurrence of a Termination Event or a Potential Termination Event, the Servicer shall remit within two (2) Business Days of receipt to the Collection Account all Collections received. Funds on deposit in the Collection Account (other than investment earnings) shall be invested by the Agent, in the name of the Agent, in Eligible Investments that will mature so that such funds will be available so as to permit amounts in the Collection Account to be paid and applied on the next Settlement Date and otherwise in accordance with the provisions of SECTION 2.12; PROVIDED that such funds shall not reduce the Net Investment or accrued Yield hereunder until so applied under SECTION 2.12. On each Settlement Date, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be applied as Collections set aside for the Agent in accordance with SECTION 2.12. On the Final Payout Date, any funds remaining on deposit in the Collection Account shall be paid to the SPV.

         SECTION 2.10 SHARING OF PAYMENTS, ETC. If any Investor (for purposes of this Section only, being a "RECIPIENT") shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the portion of the Asset Interest owned by it (other than pursuant to the Fee Letter, SECTION 3.3(b) or ARTICLE IX and other than as a result of the differences in the timing of the applications of Collections pursuant to SECTION 2.12 and other than a result of the different methods for calculating Yield) in excess of its ratable share of payments on account of the Asset Interest obtained by the Investors entitled thereto, such Recipient shall forthwith purchase from the Investors entitled to a share of such amount participations in the portions of the Asset Interest owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person entitled




                                       32  Transfer and Administration Agreement
thereto; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

Section 2.11 RIGHT OF SETOFF. Without in any way limiting the provisions of
SECTION 2.10, each of the Agent and each Investor is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of the Termination Date due to the occurrence of a Termination Event to set-off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Agent or such Investor to, or for the account of, the SPV against the amount of the Aggregate Unpaids owing by the SPV to such Person or to the Agent on behalf of such Person (even if contingent or unmatured).

                 [THE REMAINDER OF ARTICLE II IS RESERVED AND IS
               SPECIFIED IN SCHEDULE II (SETTLEMENT PROCEDURES).]

                                  ARTICLE III

                    ADDITIONAL ALTERNATE INVESTOR PROVISIONS

         SECTION 3.1 ASSIGNMENT TO ALTERNATE INVESTORS.

         (a) ASSIGNMENT AMOUNTS. At any time on or prior to the Commitment Termination Date, if the Administrator on behalf of the Conduit Investor so elects, by written notice to the Agent, the SPV hereby irrevocably requests and directs that the Conduit Investor assign, and the Conduit Investor does hereby assign effective on the Assignment Date referred to below all or such portions as may be elected by the Conduit Investor of, its interest in the Net Investment and the Asset Interest at such time to the Alternate Investors pursuant to this
SECTION 3.1 and the SPV hereby agrees to pay the amounts described in SECTION 3.1(b); PROVIDED, HOWEVER, that unless such assignment is an assignment of all of the Conduit Investor's interest in the Net Investment and the Asset Interest in whole on or after the Conduit Investment Termination Date, no such assignment shall take place pursuant to this SECTION 3.1 if a Termination Event described in SECTION 8.1(g) shall then exist; and PROVIDED, FURTHER, that no such assignment shall take place pursuant to this SECTION 3.1 at a time when an Event of Bankruptcy with respect to the Conduit Investor exists. No further documentation or action on the part of the Conduit Investor or the SPV shall be required to exercise the rights set forth in the immediately preceding sentence, other than the giving of the notice by the Administrator on behalf of the Conduit Investor referred to in such sentence and the delivery by the Agent of a copy of such notice to each Alternate Investor (the date of the receipt by the Agent of any such notice being the "ASSIGNMENT DATE"). Each Alternate Investor hereby agrees, unconditionally and irrevocably and under all circumstances, without setoff, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Assignment Date to the Conduit Investor in immediately available funds to an account designated by the Agent. Upon payment of its Assignment Amount, each




                                       33  Transfer and Administration Agreement

Alternate Investor shall acquire an interest in the Asset Interest and the Net Investment equal to its PRO RATA share (based on the outstanding portions of the Net Investment funded by it) of the Alternate Investor Percentage thereof. Upon any assignment in whole by the Conduit Investor to the Alternate Investors on or after the Conduit Investment Termination Date as contemplated hereunder, the Conduit Investor shall cease to make any additional Investments or Reinvestments hereunder. At all times prior to the Conduit Investment Termination Date, nothing herein shall prevent the Conduit Investor from making a subsequent Investment or Reinvestment hereunder, in its sole discretion, following any assignment pursuant to this SECTION 3.1 or from making more than one assignment pursuant to this SECTION 3.1.

         (b) SPV'S OBLIGATION TO PAY CERTAIN AMOUNTS; ADDITIONAL ASSIGNMENT AMOUNT. The SPV shall pay to the Agent, for the account of the Conduit Investor, in connection with any assignment by the Conduit Investor to the Alternate Investors pursuant to this SECTION 3.1, an aggregate amount equal to all Yield to accrue through the end of the current Rate Period to the extent attributable to the portion of the Net Investment so assigned to the Alternate Investors (which Yield shall be determined for such purpose using the CP Rate most recently determined by the Administrator) (as determined immediately prior to giving effect to such assignment), PLUS all other Aggregate Unpaids owing to the Conduit Investor (other than the Net Investment and other than any Yield not described above). If the SPV fails to make payment of such amounts at or prior to the time of assignment by the Conduit Investor to the Alternate Investors, such amount shall be paid by the Alternate Investors (in accordance with their respective Pro Rata Shares) to the Conduit Investor as additional consideration for the interests assigned to the Alternate Investors and the amount of the "Net Investment" hereunder held by the Alternate Investors shall be increased by an amount equal to the additional amount so paid by the Alternate Investors.

         (c) ADMINISTRATION OF AGREEMENT AFTER ASSIGNMENT FROM CONDUIT INVESTOR TO ALTERNATE INVESTORS FOLLOWING THE CONDUIT INVESTMENT TERMINATION DATE. After any assignment in whole by the Conduit Investor to the Alternate Investors pursuant to this Section 3.1 at any time on or after the Conduit Investment Termination Date (and the payment of all amounts owing to the Conduit Investor in connection therewith), all rights of the Administrator set forth herein shall be given to the Agent on behalf of the Alternate Investors instead of the Administrator.

         (d) PAYMENTS TO AGENT'S ACCOUNT. After any assignment in whole by the Conduit Investor to the Alternate Investors pursuant to this SECTION 3.1 at any time on or after the Conduit Investment Termination Date, all payments to be made hereunder by the SPV or the Servicer to the Conduit Investor shall be made to the Agent's account as such account shall have been notified to the SPV and the Servicer.

         (e) RECOVERY OF NET INVESTMENT. In the event that the aggregate of the Assignment Amounts paid by the Alternate Investors pursuant to this SECTION 3.1 on any Assignment Date occurring on or after the Conduit Investment Termination Date is less than the Net Investment of the Conduit Investor on such Assignment Date, then to the extent Collections thereafter received by the Agent hereunder in respect of the Net Investment exceed the aggregate of the unrecovered Assignment Amounts and Net Investment funded by the Alternate Investors, such excess shall be




                                       34  Transfer and Administration Agreement
remitted by the Agent to the Conduit Investor (or to the Administrator on its behalf) for the account of the Conduit Investor.

         SECTION 3.2 DOWNGRADE OF ALTERNATE INVESTOR. DOWNGRADES GENERALLY. If at any time on or prior to the Commitment Termination Date, the short term debt rating of any Alternate Investor shall be "A-2" or "P-2" or "F-2" from S&P or Moody's or Fitch, respectively, with negative credit implications, such Alternate Investor, upon request of the Agent, shall, within thirty (30) days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" or "P-2" or "F-2" from S&P or Moody's or Fitch, respectively, and which shall not be so rated with negative credit implications and which is acceptable to the Conduit Investor and the Agent). If the short term debt rating of an Alternate Investor shall be "A-3" or "P-3" or "F-3", or lower, from S&P or Moody's or Fitch, respectively (or such rating shall have been withdrawn by S&P or Moody's or Fitch), such Alternate Investor, upon request of the Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" or "P-2" or "F-2", from S&P or Moody's or Fitch, respectively, and which shall not be so rated with negative credit implications and which is acceptable to the Conduit Investor and the Agent). In either such case, if any such Alternate Investor shall not have assigned its rights and obligations under this Agreement within the applicable time period described above (in either such case, the "REQUIRED DOWNGRADE ASSIGNMENT PERIOD"), the Administrator on behalf of the Conduit Investor shall have the right to require such Alternate Investor to pay upon one (1) Business Day's notice at any time after the Required Downgrade Assignment Period (and each such Alternate Investor hereby agrees in such event to pay within such time) to the Agent an amount equal to such Alternate Investor's unused Commitment (a "DOWNGRADE DRAW") for deposit by the Agent into an account, in the name of the Agent (a "DOWNGRADE COLLATERAL ACCOUNT"), which shall be in satisfaction of such Alternate Investor's obligations to make Investments and to pay its Assignment Amount upon an assignment from the Conduit Investor in accordance with SECTION 3.1; PROVIDED, HOWEVER, that if, during the Required Downgrade Assignment Period, such Alternate Investor delivers a written notice to the Agent of its intent to deliver a direct pay irrevocable letter of credit pursuant to this proviso in lieu of the payment required to fund the Downgrade Draw, then such Alternate Investor will not be required to fund such Downgrade Draw. If any Alternate Investor gives the Agent such notice, then such Alternate Investor shall, within one (1) Business Day after the Required Downgrade Assignment Period, deliver to the Agent a direct pay irrevocable letter of credit in favor of the Agent in an amount equal to the unused portion of such Alternate Investor's Commitment, which letter of credit shall be issued through an United States office of a bank or other financial institution (i) whose short-term debt ratings by S&P and Moody's and Fitch are at least equal to the ratings assigned by such statistical rating organization to the Commercial Paper and (ii) that is acceptable to the Conduit Investor and the Agent. Such letter of credit shall provide that the Agent may draw thereon for payment of any Investment or Assignment Amount payable by such Alternate Investor which is not paid hereunder when required, shall expire no earlier than the Commitment Termination Date and shall otherwise be in form and substance acceptable to the Agent.

         (a) APPLICATION OF FUNDS IN DOWNGRADE COLLATERAL ACCOUNT. If any Alternate Investor shall be required pursuant to SECTION 3.2(a) to fund a Downgrade Draw, then the Agent shall apply the monies in the Downgrade Collateral Account applicable to such Alternate Investor's




                                       35  Transfer and Administration Agreement

Pro Rata Share of Investments required to be made by the Alternate Investors, to any Assignment Amount payable by such Alternate Investor pursuant to SECTION 3.1 and to any purchase price payable by such Alternate Investor pursuant to SECTION 3.3(b) at the times, in the manner and subject to the conditions precedent set forth in this Agreement. The deposit of monies in such Downgrade Collateral Account by any Alternate Investor shall not constitute an Investment or the payment of any Assignment Amount (and such Alternate Investor shall not be entitled to interest on such monies except as provided below in this SECTION 3.2(b), unless and until (and then only to the extent that) such monies are used to fund Investments or to pay any Assignment Amount or purchase price pursuant to SECTION 3.3(b) pursuant to the first sentence of this SECTION 3.2(b). The amount on deposit in such Downgrade Collateral Account shall be invested by the Agent in Eligible Investments and such Eligible Investments shall be selected by the Agent in its sole discretion. The Agent shall remit to such Alternate Investor, on the last Business Day of each month, the income actually received thereon. Unless required to be released as provided below in this subsection, Collections received by the Agent in respect of such Alternate Investor's portion of the Net Investment shall be deposited in the Downgrade Collateral Account for such Alternate Investor. Amounts on deposit in such Downgrade Collateral Account shall be released to such Alternate Investor (or the stated amount of the letter of credit delivered by such Alternate Investor pursuant to SUBSECTION (a) above may be reduced) within one Business Day after each Settlement Date following the Termination Date to the extent that, after giving effect to the distributions made and received by the Investors on such Settlement Date, the amount on deposit in such Downgrade Collateral Account would exceed such Alternate Investor's Pro Rata Share (determined as of the day prior to the Termination Date) of the sum of all Portion of Investment then funded by the Conduit Investor, PLUS the Interest Component. All amounts remaining in such Downgrade Collateral Account shall be released to such Alternate Investor no later than the Business Day immediately following the EARLIEST of (i) the effective date of any replacement of such Alternate Investor or removal of such Alternate Investor as a party to this Agreement, (ii) the date on which such Alternate Investor shall furnish the Agent with confirmation that such Alternate Investor shall have short-term debt ratings of at least "A-2" or "P-2" or "F-2" from S&P and Moody's and Fitch, respectively, without negative credit implications, and (iii) the Commitment Termination Date (or if earlier, the Commitment Termination Date in effect prior to any renewal pursuant to SECTION 3.3 to which such Alternate Investor does not consent, but only after giving effect to any required purchase pursuant to SECTION 3.3(b)). Nothing in this SECTION 3.2 shall affect or diminish in any way any such downgraded Alternate Investor's Commitment to the SPV or the Conduit Investor or such downgraded Alternate Investor's other obligations and liabilities hereunder and under the other Transaction Documents.

         (b) PROGRAM SUPPORT AGREEMENT DOWNGRADE PROVISIONS. Notwithstanding the other provisions of this SECTION 3.2, an Alternate Investor shall not be required to make a Downgrade Draw (or provide for the issuance of a letter of credit in lieu thereof) pursuant to SECTION 3.2(a) at a time when such Alternate Investor has a downgrade collateral account (or letter of credit in lieu thereof) established pursuant to the Program Support Agreement relating to the transactions contemplated by this Agreement to which it is a party in an amount at least equal to its unused Commitment, and the Agent may apply monies in such downgrade collateral account in the manner described in SECTION 3.3(b) as if such downgrade collateral account were a Downgrade Collateral Account.




                                       36  Transfer and Administration Agreement
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         SECTION 3.3 NON-RENEWING ALTERNATE INVESTORS. If at any time the SPV requests that the Alternate Investors renew their Commitments hereunder and some but less than all the Alternate Investors consent to such renewal within 30 days of the SPV's request, the SPV may arrange for an assignment to one or more financial institutions of all the rights and obligations hereunder of each such non-consenting Alternate Investor in accordance with SECTION 11.8. Any such assignment shall become effective on the then-current Commitment Termination Date. Each Alternate Investor which does not so consent to any renewal shall cooperate fully with the SPV in effectuating any such assignment.

         (a) If at any time the SPV requests that the Alternate Investors extend the Commitment Termination Date hereunder and some but less than all the Alternate Investors consent to such extension within 30 days after the SPV's request, and if none or less than all the Commitments of the non-renewing Alternate Investors are assigned as provided in SECTION 3.3(A), then (without limiting the obligations of all the Alternate Investors to make Investments and pay any Assignment Amount prior to the Commitment Termination Date in accordance with the terms hereof) the Conduit Investor may sell an interest in the Net Investment and the Asset Interest hereunder for an aggregate purchase price equal to the lesser of (i) the maximum aggregate Assignment Amounts that would be payable if the Conduit Investor assigned its entire interest in the Asset Interest at that time under SECTION 3.1, and (ii) the aggregate available Commitments of the non-renewing Alternate Investors, which purchase price shall be paid solely by the non-renewing Alternate Investors, PRO RATA according to their respective Commitments. Following the payment of such purchase price, (i) the extended Commitment Termination Date shall be effective with respect to the renewing Alternate Investors, (ii) the Facility Limit shall automatically be reduced by the aggregate of the Commitments of all non-renewing Alternate Investors, and (iii) this Agreement and the Commitments of the renewing Alternate Investors shall remain in effect in accordance with their terms notwithstanding the expiration of the Commitments of the non-renewing Alternate Investors. Prior to the Termination Date, all amounts that, under SECTION 2.12 are to be applied in reduction of the Net Investment, up to the aggregate Net Investment sold to the non-renewing Alternate Investors as described above in this subsection, shall be distributed to the non-renewing Alternate Investors ratably according to the aggregate Investments held by them, in reduction of such Investments. On and after the Termination Date, each non-renewing Alternate Investor shall be entitled to receive distributions as otherwise provided in
SECTION 2.12, such that all distributions of Collections pursuant to SECTION
2.12 thereafter shall be allocated among the non-renewing Alternate Investors and the other Alternate Investors in accordance with each such Alternate Investor's PRO RATA share (based on its Investments as of the Termination Date) of the Alternate Investor Percentage of the Net Investment. When (after the expiration of the Commitments of the non-renewing Alternate Investors) the aggregate of the Investments described above in this subsection shall have been reduced to zero and all accrued Yield allocable thereto and all other Aggregate Unpaids owing to such Alternate Investors shall have been paid to such Alternate Investors in full, then such Investors shall cease to be parties to this Agreement for any purpose.




                                       37  Transfer and Administration Agreement

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES OF THE SPV AND THE SERVICER. Each of the SPV and the Servicer represents and warrants to the Agent, the Administrator and the Investors, as to itself, that, on the Closing Date and on each Investment Date and Reinvestment Date:

         (a) EXISTENCE AND POWER. It (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (ii) has all power and all licenses, authorizations, consents and approvals of all Official Bodies required to carry on its business in each jurisdiction in which its business is now and proposed to be conducted (except where the failure to have any such licenses, authorizations, consents and approvals would not individually or in the aggregate have a Material Adverse Effect) and (iii) is duly qualified to do business and is in good standing in every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

         (b) CORPORATE AND GOVERNMENTAL AUTHORIZATION; CONTRAVENTION. The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party are (i) within its corporate or limited liability company powers, (ii) have been duly authorized by all necessary corporate and shareholder or member and manager action, (iii) require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by SECTIONS 5.1(f), 5.1(g) and 7.7, all of which have been (or as of the Closing Date will have been) duly made and in full force and effect), (iv) do not contravene or constitute a default under (A) its articles of incorporation, by-laws, certificate of formation or limited liability company agreement, (B) any Law applicable to it, (C) any contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property, or (v) result in the creation or imposition of any Adverse Claim upon or with respect to its property or the property of any of its Subsidiaries (except as contemplated hereby and by the First Tier Agreement).

         (c) BINDING EFFECT. Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (d) PERFECTION. In the case of the SPV, it is the owner of all of the Pool Receivables and other Affected Assets, free and clear of all Adverse Claims (other than any Permitted Adverse Claim) and upon the making of the initial Investment on the Closing Date and at all times thereafter until the Final Payout Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the interest of the Agent on behalf of the Investors in the Asset Interest against all creditors of and purchasers from the SPV and the




                                       38  Transfer and Administration Agreement

Originator will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

         (e) ACCURACY OF INFORMATION. All written information other than projected financial information heretofore furnished by it (including the Servicer Reports and its financial statements) to any Investor, the Agent or the Administrator for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such written information hereafter furnished by it to any Investor, the Agent or the Administrator will be, true, complete and accurate in every material respect, on the date such written information is stated or certified, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. All information consisting of projected financial information has been or will be prepared in good faith based on assumptions that the Servicer or the SPV, as the case may be, believed to be reasonable at the time such information was prepared.

         (f) TAX STATUS. It has (i) timely filed all tax returns (federal, state and local) required to be filed, (ii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP, and (iii) in the case of the SPV, accounted for the sale of the Asset Interest hereunder, in its books and financial statements as sales, consistent with GAAP.

         (g) ACTION, SUITS. It is not in violation of any order of Official Body or arbitrator. Except as set forth in SCHEDULE 4.1(g), there are no actions, suits, litigation or proceedings pending, or to its knowledge, threatened, against or affecting it or any of its Affiliates or their respective properties, in or before any Official Body or arbitrator, which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (h) USE OF PROCEEDS. In the case of the SPV, no proceeds of any Investment or Reinvestment will be used by it (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of such act or (iii) for any other purpose that violates applicable Law, including Regulations T, U or X of the Federal Reserve Board.

         (i) PRINCIPAL PLACE OF BUSINESS; CHIEF EXECUTIVE OFFICE; LOCATION OF RECORDS. Its principal place of business, chief executive office and the offices where it keeps all its Records, are located at the address(es) described on
SCHEDULE 4.1(i) or such other locations notified to the Agent in accordance with
SECTION 7.7 in jurisdictions where all action required by SECTION 7.7 has been taken and completed.

         (j) SUBSIDIARIES; TRADENAMES, ETC. In the case of the SPV, as of the Closing Date: (i) it has no Subsidiaries and divisions; and (ii) it has not, within the last five (5) years, operated under any tradenames, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other Person or been the subject of any proceeding under the Bankruptcy Code.




                                       39  Transfer and Administration Agreement

         (k) GOOD TITLE. In the case of the SPV, upon each Investment and Reinvestment, the Agent shall acquire a valid and enforceable perfected first priority ownership interest or a first priority perfected security interest in each Pool Receivable and all other Affected Assets purchased on the date of such Investment or Reinvestment, with respect thereto, free and clear of any Adverse Claim, other than Permitted Adverse Claims.

         (l) NATURE OF POOL RECEIVABLES. Each Pool Receivable (i) represented by it to be an Eligible Receivable in any Servicer Report or (ii) included in the calculation of the ADCB in fact satisfies at such time the definition of "Eligible Receivable" set forth herein and, in the case of CLAUSE (ii) above, is not a Receivable of the type described in CLAUSE (ii) of the definition of "ADCB". It has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or reasonably should have caused it to expect any payments on such Pool Receivable not to be paid in full when due.

         (m) COVERAGE REQUIREMENT. In the case of the SPV, the sum of the Net Investment, PLUS the Required Reserves does not exceed the ADCB.

         (n) CREDIT AND COLLECTION POLICY. Since January 1, 2001, there have been no material changes in the Credit and Collection Policy other than in accordance with this Agreement. It has at all times complied with the Credit and Collection Policy with regard to each Pool Receivable.

         (o) MATERIAL ADVERSE EFFECT. Since December 31, 2000, there has been no Material Adverse Effect.

         (p) NO TERMINATION EVENT. In the case of the SPV, no event has occurred and is continuing and no condition exists, or would result from any Investment or Reinvestment or from the application of the proceeds therefrom, that constitutes a Termination Event or a Potential Termination Event.

         (q) NOT AN INVESTMENT COMPANY OR HOLDING COMPANY. It is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act. It is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

         (r) ERISA. No steps have been taken by any Person to terminate any Pension Plan the assets of which are not sufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA), no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA, and each Pension Plan has been administered in all material respects in compliance with its terms and applicable provision of ERISA and the Code.

         (s) BLOCKED ACCOUNTS. The names and addresses of all the Blocked Account Banks, together with the account numbers of the Blocked Accounts at such Blocked Account Banks (or at such other Blocked Account Banks and/or with such other Blocked Accounts as have been notified to the Agent, for which Blocked Account Agreements have been executed in accordance with SECTION 7.3 and delivered to the Servicer and which are subject to the Blocked Account Intercreditor Agreement) are specified in SCHEDULE 4.1(s) . All Blocked Accounts are subject to Blocked Account Agreements. All Obligors related to Pool Receivables have been instructed to




                                       40  Transfer and Administration Agreement
make payment to a Blocked Account and only Collections are deposited into the Blocked Accounts.

         (t) BULK SALES. In the case of the SPV, no transaction contemplated hereby or by the First Tier Agreement requires compliance with any bulk sales act or similar law.

         (u) TRANSFERS UNDER FIRST TIER AGREEMENT. In the case of the SPV, each Pool Receivable has been purchased by it from the Originator pursuant to, and in accordance with, the terms of the First Tier Agreement.

         (v) PREFERENCE; VOIDABILITY. The SPV shall have given reasonably equivalent value to the Originator in consideration for the transfer to it of the Affected Assets from the Originator, and each transfer from the Originator to the SPV of Affected Assets shall not have been made for or on account of an antecedent debt owed by the Originator to the SPV and is not voidable under any section of the Bankruptcy Code.

         (w) NONCONSOLIDATION. The SPV is operated in such a manner that the separate existence of the SPV, on the one hand, and the Originator, the Guarantor or any Affiliate thereof, on the other, would not be disregarded in the event of the bankruptcy or insolvency of the Originator, the Guarantor or any Affiliate thereof and, without limiting the generality of the foregoing:

                  (i) the SPV is a limited purpose limited liability company whose activities are restricted in its limited liability company agreement to activities related to purchasing or otherwise acquiring receivables (including the Pool Receivables) and related assets and rights and conducting any related or incidental business or activities it deems necessary or appropriate to carry out its primary purpose, including entering into agreements like the Transaction Documents;

                  (ii) the SPV has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Transaction Documents, nor has the SPV entered into any agreement other than this Agreement, the other Transaction Documents to which it is a party, and with the prior written consent of the Investors and the Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (iii) (A) the SPV maintains its own deposit account or accounts, separate from those of any of its Affiliates, with commercial banking institutions, (B) the funds of the SPV are not and have not been diverted to any other Person or for other than the corporate use of the SPV and (C), except as may be expressly permitted by this Agreement, the funds of the SPV are not and have not been commingled with those of any of its Affiliates;

                  (iv) to the extent that the SPV contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing are fairly allocated to or among the SPV and such entities for whose benefit the goods and services are provided, and each of the




                                       41  Transfer and Administration Agreement

         SPV and each such entity bears its fair share of such costs; and all material transactions between the SPV and any of its Affiliates shall be only on an arm's-length basis;

                  (v) the SPV maintains a principal executive and administrative office through which its business is conducted and a telephone number and stationery through which all business correspondence and communication are conducted, in each case separate from those of the Originator, the Guarantor and their respective Affiliates;

                  (vi) the SPV conducts its affairs strictly in accordance with its certificate of formation and limited liability company agreement and observes all necessary, appropriate and customary formalities, including (A) holding all regular and special member and/or manager meetings appropriate to authorize all limited liability company action,
         (B) keeping separate and accurate minutes of such meetings, (C) passing all resolutions or consents necessary to authorize actions taken or to be taken, and (D) maintaining accurate and separate books, records and accounts, including intercompany transaction accounts;

                  (vii) all decisions with respect to its business and daily operations are independently made by the SPV (although the officer making any particular decision may also be an employee, officer or director of an Affiliate of the SPV) and are not dictated by any Affiliate of the SPV (it being understood that the Servicer, which may be an Affiliate of the SPV, will undertake and perform all of the operations, functions and obligations of it set forth herein and it may appoint Sub-Servicers, which may be Affiliates of the SPV, to perform certain of such operations, functions and obligations);

                  (viii) the SPV acts solely in its own limited liability company name and through its own authorized officers and agents, and no Affiliate of the SPV shall be appointed to act as its agent, except as expressly contemplated by this Agreement;

                  (ix) no Affiliate of the SPV advances funds to the SPV, other than as is otherwise provided herein or in the other Transaction Documents, and no Affiliate of the SPV otherwise supplies funds to, or guaranties debts of, the SPV other than pursuant to this Agreement and the other Transaction Documents; PROVIDED, HOWEVER, that an Affiliate of the SPV may provide funds to the SPV in connection with the capitalization of the SPV;

                  (x) other than organizational expenses and as expressly provided herein, the SPV pays all expenses, indebtedness and other obligations incurred by it;

                  (xi) the SPV does not guarantee, and is not otherwise liable, with respect to any obligation of any of its Affiliates;

                  (xii) any financial reports required of the SPV comply with generally accepted accounting principles and are issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates;

                  (xiii) at all times the SPV is adequately capitalized to engage in the transactions contemplated in its limited liability company agreement;




                                       42  Transfer and Administration Agreement

                  (xiv) the financial statements and books and records of the SPV, the Guarantor and the Originator reflect the separate existence of the SPV;

                  (xv) the SPV does not act as agent for the Originator, the Guarantor or any Affiliate thereof, but instead presents itself to the public as a limited liability company separate from each such member and independently engaged in the business of purchasing and financing Pool Receivables;

                  (xvi) the SPV maintains a three-person board of managers, including at least one independent manager, who has never been, and shall at no time be a stockholder, director, officer, employee or associate, or any relative of the foregoing, of the Originator, the Guarantor or any Affiliate thereof (other than the SPV and any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, financial assets of the Originator, the Guarantor or any Affiliate thereof), all as provided in its limited liability company agreement, and is otherwise reasonably acceptable to the Investors and the Agent; and

                  (xvii) the limited liability company agreement of the SPV requires the affirmative vote of the independent manager before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the SPV, and the SPV to maintain correct and complete books and records of account and minutes of the meetings and other proceedings of its members and board of managers.

         (x) REPRESENTATIONS AND WARRANTIES IN OTHER RELATED DOCUMENTS. In the case of the SPV, each of the representations and warranties made by it contained in the Transaction Documents (other than this Agreement) is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Agent, the Administrator and the Investors as if the same were set forth in full herein.

         (y) NO SERVICER DEFAULT. In the case of the Servicer, no event has occurred and is continuing and no condition exists, or would result from a purchase in respect of, or Reinvestment in respect of the Asset Interest, any Investment or from the application of the proceeds therefrom, which constitutes or may reasonably be expected to constitute a Servicer Default.

         SECTION 4.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer represents and warrants on the Closing Date and on each Investment Date and Reinvestment Date to the Agent, the Administrator and the Investors, which representation and warranty shall survive the execution and delivery of this Agreement, that each of the representations and warranties of the Servicer (whether made by the Servicer in its capacity as the Originator or as the Servicer) contained in any Transaction Document is true, complete and correct and, if made by the Servicer in its capacity as the Originator, applies with equal force to the Servicer in its capacity as the Servicer, and the Servicer hereby makes each such representation and warranty to, and for the benefit of, the Agent, the Administrator and the Investors as if the same were set forth in full herein.





                                       43  Transfer and Administration Agreement

         SECTION 4.3 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. Guarantor represents and warrants as follows on the Closing Date and on each Investment Date and Reinvestment Date to the Agent, the Administrator and the Investors:

         (a) ORGANIZATION AND GOOD STANDING. It has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation, with corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

         (b) DUE QUALIFICATION. It is duly licensed or qualified to do business as a foreign corporation in good standing in each jurisdiction in which (i) the ownership or lease of its property or the conduct of its business requires such licensing or qualification, and (ii) the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

         (c) POWER AND AUTHORITY; DUE AUTHORIZATION. It has (i) all necessary power, authority and legal right to execute, deliver and perform its obligations under this Agreement and (ii) duly authorized by all necessary corporate action such execution, delivery and performance of this Agreement.

         (d) BINDING OBLIGATIONS. This Agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The execution, delivery and performance of this Agreement will not (i) conflict with, or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (A) the certificate of incorporation or by-laws of Guarantor or (B) any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Guarantor is a party or by which it or its property is bound, (ii) result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument or (iii) violate any law or any order, rule, regulation applicable to Guarantor of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Guarantor or any of its properties, except in the case of (i)(B), (ii) and (iii), such conflicts, breaches, defaults, Adverse Claims or violations that would not have a Material Adverse Effect or a material adverse effect on (x) the condition (financial or other), business, results of operations, properties or liabilities of the Guarantor and its Subsidiaries, taken as a whole, (y) the ability of the Guarantor to perform its obligations hereunder or (z) the rights or benefits available to the Agent or the Investors hereunder or under any Transaction Document.




                                       44  Transfer and Administration Agreement

                                   ARTICLE V

                              CONDITIONS PRECEDENT

         SECTION 5.1 CONDITIONS PRECEDENT TO CLOSING. The occurrence of the Closing Date and the effectiveness of the Commitments hereunder shall be subject to the conditions precedent that (i) the SPV or the Originator shall have paid in full (A) all amounts required to be paid by either of them on or prior to the Closing Date pursuant to the Fee Letter and (B) the fees and expenses described in CLAUSE (i) of SECTION 9.4 and invoiced prior to the Closing Date, and (ii) the Agent shall have received, for itself and each of the Investors and the Agent's counsel, an original (unless otherwise indicated) of each of the following documents, each in form and substance satisfactory to the Agent.

         (a) A duly executed counterpart of this Agreement, the First Tier Agreement, the Fee Letter, a Hedging Agreement with respect to the Existing Receivables if required pursuant to SECTION 6.3, and each of the other Transaction Documents executed by the Originator, the SPV, the Servicer and the Guarantor, as applicable.

         (b) A certificate, substantially in the form of EXHIBIT G, of the secretary or assistant secretary of the SPV, certifying and (in the case of CLAUSES (i) through (iii)) attaching as exhibits thereto, among other things:

                  (i) the certificate of formation of the SPV (certified by the Secretary of State or other similar official of the SPV's jurisdiction of or organization, as of a recent date);

                  (ii) the limited liability company agreement of the SPV;

                  (iii) resolutions of the board of managers of the of the SPV authorizing the execution, delivery and performance by the SPV of this Agreement, the First Tier Agreement and the other Transaction Documents to be delivered by the SPV hereunder or thereunder and all other documents evidencing necessary action (including member consents) and government approvals, if any; and

                  (iv) the incumbency, authority and signature of each officer of the SPV executing the Transaction Documents or any certificates or other documents delivered hereunder or thereunder on behalf of the SPV.

         (c) A certificate, substantially in the form of EXHIBIT H of the secretary or assistant secretary of the Originator and the Servicer certifying and (in the case of CLAUSES (i) through (iii)) attaching as exhibits thereto, among other things:

                  (i) the articles of incorporation, charter or other organizing document of the Originator and the Servicer (certified by the Secretary of State or other similar official of its jurisdiction of incorporation or organization, as applicable, as of a recent date);

                  (ii) the by-laws of the Originator and the Servicer;




                                       45  Transfer and Administration Agreement

                  (iii) resolutions of the board of directors or other governing body of the Originator and the Servicer authorizing the execution, delivery and performance by it of this Agreement, the First Tier Agreement and the other Transaction Documents to be delivered by it hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholder consents) and government approvals, if any; and

                  (iv) the incumbency, authority and signature of each officer of the Originator and the Servicer executing the Transaction Documents or any certificates or other documents delivered hereunder or thereunder on its behalf.

         (d) A good standing certificate for the SPV issued by the Secretary of State or a similar official of the SPV's jurisdiction of formation and evidence of the submission of an application to do business as a foreign limited liability company in the State of Ohio.

         (e) A good standing certificate for the Originator and the Servicer issued by the Secretary of State or a similar official of its jurisdiction of incorporation, and a certificate of qualification as a foreign corporation issued by the Secretary of State of Ohio or a "bringdown certificate" issued by CT Corporation to the same effect.

         (f) Executed copies of proper financing statements (Form UCC-1), to be filed on or before the initial Investment Date naming the SPV, as debtor, in favor of the Agent, as secured party, for the benefit of the Investors or other similar instruments or documents as may be necessary or in the reasonable opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Agent's ownership or security interest in all Pool Receivables and the other Affected Assets.

         (g) Executed copies of proper financing statements (Form UCC-1), to be filed on or before the initial Investment naming the Originator, as the debtor, in favor of the SPV, as secured party, and the Agent, for the benefit of the Investors, as assignee, or other similar instruments or documents as may be necessary or in the reasonable opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the SPV's ownership interest in all Pool Receivables and the other Affected Assets.

         (h) Copies of proper financing statements (Form UCC-3), if any, filed on or before the initial Investment Date necessary to terminate all security interests and other rights of any Person in Pool Receivables or the other Affected Assets previously granted by SPV.

         (i) Copies of proper financing statements (Form UCC-3), if any, filed on or before the initial Investment Date necessary to terminate all security interests and other rights of any Person in Pool Receivables or the other Affected Assets previously granted by the Originator.

         (j) Certified copies of requests for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Agent) dated a date reasonably near the date of the initial Investment listing all effective financing statements which name the SPV or the Originator (under their respective present names and any previous names) as debtor and which are filed in jurisdictions in which the filings were made pursuant to CLAUSES (f) or
(g) above and such other jurisdictions where the Agent may reasonably request together with copies of such financing statements (none of which shall cover any Pool Receivables, other Affected




                                       46  Transfer and Administration Agreement
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Assets or related Contracts), and similar search reports with respect to federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, showing no such liens on any of the Pool Receivables, other Affected Assets or related Contracts.

         (k) Executed copies of the Blocked Account Agreements relating to each of the Blocked Accounts and the Blocked Account Intercreditor Agreement relating to the Blocked Accounts.

         (l) A favorable opinion of Jones, Day, Reavis & Pogue, special counsel to the SPV, the Servicer and the Originator, covering the matters set forth in
EXHIBIT I and such other matters as the Agent may reasonably request.

         (m) A favorable opinion of Jones, Day, Reavis & Pogue, special counsel to the SPV and the Originator, covering certain bankruptcy and insolvency matters in form and substance satisfactory to the Agent and Agent's counsel.

         (n) A list in electronic form identifying all Pool Receivables and the Unpaid Balances thereon and such other information as the Agent may reasonably request.

         (o) Satisfactory results of a review and audit of the Originator's collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts, including satisfactory results of a review of the Originator's operating location(s) and satisfactory review and approval of the Eligible Receivables in existence on the date of the initial purchase under the First Tier Agreement and a written outside audit report of a nationally-recognized accounting firm as to such matters.

         (p) [Reserved]

         (q) Evidence of the appointment of CT Corporation System as agent for process as required by SECTION 11.4.

         (r) Evidence that the Collection Account required to be established hereunder has been established.

         (s) Such other approvals, documents, instruments, certificates and opinions as the Agent or the Administrator may reasonably request.

         (t) A certificate, substantially in the form of EXHIBIT H of the secretary or assistant secretary of the Guarantor certifying and (in the case of CLAUSES (i) through (iii)) attaching as exhibits thereto, among other things:

                  (i) the articles of incorporation, charter or other organizing document of the Guarantor (certified by the Secretary of State or other similar official of its jurisdiction of incorporation or organization, as applicable, as of a recent date);

                  (ii) the by-laws of the Guarantor;




                                       47  Transfer and Administration Agreement
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                  (iii) resolutions of the board of directors or other governing body of the Guarantor authorizing the execution, delivery and performance by it of this Agreement and the other Transaction Documents to be delivered by it hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholder consents) and government approvals, if any; and

                  (iv) the incumbency, authority and signature of each officer of the Guarantor executing the Transaction Documents or any certificates or other documents delivered hereunder or thereunder on its behalf.

         (u) A good standing certificate for the Guarantor issued by the Secretary of State or a similar official of its jurisdiction of incorporation.

         SECTION 5.2 CONDITIONS PRECEDENT TO ALL INVESTMENTS AND REINVESTMENTS. Each Investment and Reinvestment hereunder (including the initial Investment) shall be subject to the conditions precedent that (i) the Closing Date shall have occurred, and (ii) on the date of such Investment or Reinvestment the following statements shall be true (and the SPV by accepting the amount of such Investment or Reinvestment shall be deemed to have certified that):

         (a) The representations and warranties contained in SECTIONS 4.1, and, to the knowledge of the SPV, SECTIONS 4.2 and 4.3 are true, complete and correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day,

         (b) In the case of a Reinvestment, the amount of the Reinvestment will not exceed the amount available therefor under SECTION 2.12, and in the case of an Investment, the amount of such Investment will not exceed the amount available therefor under SECTION 2.2 and after giving effect thereto, the sum of the Net Investment and Required Reserves will not exceed the ADCB,

         (c) In the case of an Investment, the Agent shall have received an Investment Request, appropriately completed, within the time period required by
SECTION 2.3,

         (d) In the case of an Investment, the Agent shall have received a Servicer Report dated no more than ten (10) days prior to the proposed Investment Date and the information set forth therein shall be true, complete and correct,

         (e) The Termination Date has not occurred, and

         (f) The requirements of SECTION 6.3 have been met.

                                   ARTICLE VI

                                   COVENANTS

         SECTION 6.1 AFFIRMATIVE COVENANTS OF THE SPV AND SERVICER. At all times from the date hereof to the Final Payout Date, unless the Agent shall otherwise consent in writing:




                                       48  Transfer and Administration Agreement

         (a) REPORTING REQUIREMENTS. The SPV shall maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Agent:

                  (i) ANNUAL REPORTING. Within ninety (90) days after the close of the SPV's, the Originator's and the Guarantor's fiscal years, audited financial statements, prepared by a nationally recognized accounting firm in accordance with GAAP on a consolidated basis for (A) the SPV, and (B) for the Guarantor and its Subsidiaries, in each case, including balance sheets as of the end of such period, related statements of operations, shareholder's equity and cash flows, accompanied by an unqualified audit report certified by independent certified public accountants, acceptable to the Agent, prepared in accordance with GAAP and any management letter prepared by said accountants and by a certificate of said accountants that, in the course of the foregoing, they have obtained no knowledge of any Termination Event or Potential Termination Event, or if, in the opinion of such accountants, any Termination Event or Potential Termination Event shall exist, stating the nature and status thereof.

                  (ii) QUARTERLY REPORTING. Within forty-five (45) days after the close of the first three quarterly periods of each of the SPV's and the Guarantor's fiscal years, for (A) the SPV, and (B) for the Guarantor and its Subsidiaries, in each case, consolidated unaudited balance sheets as at the close of each such period and consolidated related statements of operations, shareholder's equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

                  (iii) COMPLIANCE CERTIFICATE. Together with the financial statements required under CLAUSES (I) and (II) next above, a compliance certificate signed by the SPV's and the Guarantor's, as applicable, chief financial officer stating that (A) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the SPV or the Guarantor and its subsidiaries, as applicable and (B) to the best of such Person's knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof and showing the computation of, and showing no Termination Event under, SECTIONS 8.1(q) and (r).

                  (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders of the Guarantor, copies of all financial statements, reports and proxy statements so furnished.

                  (v) SEC FILINGS. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Guarantor files with the Securities and Exchange Commission.

                  (vi) NOTICE OF TERMINATION EVENTS OR POTENTIAL TERMINATION EVENTS; ETC. (A) As soon as possible and in any event within three (3) Business Days after the occurrence of each Termination Event or Potential Termination Event, a statement of the chief financial officer or chief accounting officer of the SPV setting forth details of such Termination Event or Potential Termination Event and the action which the SPV




                                       49  Transfer and Administration Agreement
         proposes to take with respect thereto, which information shall be updated promptly from time to time; (B) promptly after the SPV obtains knowledge thereof, notice of any litigation, investigation or proceeding that may exist at any time between the SPV and any Person that could reasonably be expected to result in a Material Adverse Effect or any litigation or proceeding relating to any Transaction Document; and (C) promptly after the occurrence thereof, notice of a Material Adverse Effect.

                  (vii) CHANGE IN CREDIT AND COLLECTION POLICY AND DEBT RATINGS. Within ten (10) Business Days after the date any material change in or amendment to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment. Within five (5) Business Days after the date of any change in the Guarantor's public or private debt ratings, if any, a written certification of the Guarantor's public and private debt ratings after giving effect to any such change.

                  (viii) CREDIT AND COLLECTION POLICY. Within ninety (90) days after the close of each of the Originator's and the SPV's fiscal years, a complete copy of the Credit and Collection Policy then in effect, if requested by the Agent.

                  (ix) ERISA. Promptly after the filing, giving or receiving thereof, copies of all reports and notices with respect to any Reportable Event pertaining to any Pension Plan and copies of any notice by any Person of its intent to terminate any Pension Plan, and promptly upon the occurrence thereof, written notice of any contribution failure with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA.

                  (x) CHANGE IN ACCOUNTANTS OR ACCOUNTING POLICY. Promptly, notice of any material change in the accountants or accounting policy of either the SPV, the Guarantor or the Originator.

                  (xi) AUDIT OF SERVICER REPORTS. Within ten (10) days of delivery of each of the Servicer Reports delivered by the Servicer hereunder on May 8, 2001, June 8, 2001, and July 9, 2001, a report by KPMG L.L.P. verifying the information, including the accuracy of all calculations, set forth in each of such Servicer Reports and tying such information to the Servicer's books and records.

                  (xii) OTHER INFORMATION. Such other information (including non-financial information) as the Agent or the Administrator may from time to time reasonably request with respect to the Originator, the SPV, the Guarantor or any Subsidiary of the Originator or the Guarantor.

         (b) CONDUCT OF BUSINESS; OWNERSHIP. Each of the SPV and the Servicer shall, and the Servicer shall cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation or limited liability company in its jurisdiction of incorporation or formation and maintain all requisite authority to conduct its business in each jurisdiction in which its




                                       50  Transfer and Administration Agreement
business is conducted. The SPV shall at all times be a Wholly Owned Subsidiary of the Originator.

         (c) COMPLIANCE WITH LAWS, ETC. Each of the SPV and the Servicer shall, and the Servicer shall cause each of its Subsidiaries to, comply with all Laws to which it or its respective properties may be subject and preserve and maintain its corporate or limited liability company existence, rights, franchises, qualifications and privileges.

         (d) FURNISHING OF INFORMATION AND INSPECTION OF RECORDS. Each of the SPV and the Servicer shall furnish to the Agent from time to time such information with respect to the Affected Assets as the Agent may reasonably request, including listings identifying the Obligor and the Unpaid Balance for each Pool Receivable. Each of the SPV and the Servicer shall, at any time and from time to time during regular business hours, as requested by the Agent or the Administrator, permit the Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Receivables or Affected Assets, including the related Contracts and (ii) to visit the offices and properties of the SPV, the Originator or the Servicer, as applicable, for the purpose of examining such materials described in CLAUSE (i), and to discuss matters relating to the Affected Assets or the SPV's, the Originator's or the Servicer's performance hereunder, under the Contracts and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the SPV, the Originator or the Servicer, as applicable, having knowledge of such matters.

         (e) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Each of the SPV and the Servicer shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable). Each of the SPV and the Servicer shall give the Agent prompt notice of any material change in its administrative and operating procedures referred to in the previous sentence.

         (f) PERFORMANCE AND COMPLIANCE WITH POOL RECEIVABLES AND CONTRACTS AND CREDIT AND COLLECTION POLICY. Each of the SPV and the Servicer shall, (i) at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables; and (ii) timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

         (g) NOTICE OF AGENT'S INTEREST. In the event that the SPV or the Originator shall sell or otherwise transfer any interest in accounts receivable or any other financial assets (other than as contemplated by the Transaction Documents), any computer tapes or files or other documents or instruments provided by the Servicer in connection with any such sale or transfer shall disclose the SPV's ownership of the Pool Receivables and the Agent's interest therein.




                                       51  Transfer and Administration Agreement

         (h) COLLECTIONS. Each of the SPV and the Servicer shall instruct all Obligors of Pool Receivables to cause all Collections to be deposited directly to a Blocked Account or to post office boxes to which only Blocked Account Banks have access and shall cause all items and amounts relating to such Collections received in such post office boxes to be removed and deposited into a Blocked Account on a daily basis.

         (i) COLLECTIONS RECEIVED. Each of the SPV and the Servicer shall hold in trust, and deposit, immediately, but in any event not later than two (2) Business Days of its receipt thereof, to a Blocked Account or, if required by
SECTION 2.9, to the Collection Account, all Collections received by it from time to time.

         (j) BLOCKED ACCOUNTS. Each Blocked Account shall at all times be subject to a Blocked Account Agreement.

         (k) SALE TREATMENT. The SPV shall not (i) account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the First Tier Agreement in any manner other than as a sale of Pool Receivables by the Originator to the SPV, or (ii) account for (other than for tax purposes) or otherwise treat the transactions contemplated hereby in any manner other than as a sale of the Asset Interest by the SPV to the Agent on behalf of the Investors. In addition, the SPV shall disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transaction contemplated hereby and by the First Tier Agreement and the interest of the SPV (in the case of the Originator's financial statements) and the Agent, on behalf of the Investors, in the Affected Assets.

         (l) SEPARATE BUSINESS; NONCONSOLIDATION. The SPV shall not (i) engage in any business not permitted by its certificate of formation or limited liability company agreement as in effect on the Closing Date or (ii) conduct its business or act in any other manner which is inconsistent with SECTION 4.1(w). The officers and directors of the SPV (as appropriate) shall make decisions with respect to the business and daily operations of the SPV independent of and not dictated by the Originator or any other controlling Person.

         (m) CORPORATE DOCUMENTS. The SPV shall only amend, alter, change or repeal its limited liability company agreement with the prior written consent of the Agent.

         (n) CHANGE IN ACCOUNTANTS OR ACCOUNTING POLICIES. The Servicer shall promptly notify the Agent of any material change in its accountants or accounting policy.

         (o) OWNERSHIP INTEREST, ETC. The SPV shall, at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable ownership or security interest in the Pool Receivables, the Related Security and proceeds with respect thereto (PROVIDED, that the SPV may not have a perfected security interest in the Equipment), and a first priority perfected security interest in the Affected Assets (other than in the Equipment), in each case free and clear of any Adverse Claim other than Permitted Adverse Claims, in favor of the Agent for the benefit of the Investors, including taking such action to perfect, protect or more fully evidence the interest of the Agent, as the Agent may reasonably request.




                                       52  Transfer and Administration Agreement

         (p) ENFORCEMENT OF FIRST TIER AGREEMENT. The SPV, on its own behalf and on behalf of the Agent and each Investor, shall promptly enforce all covenants and obligations of the Originator contained in the First Tier Agreement. The SPV shall deliver consents, approvals, directions, notices, waivers and take other actions under the First Tier Agreement as may be directed by the Agent.

         (q) COMPUTER SYSTEM. Within 90 days of the Closing Date, the Servicer shall make such changes to its computer system necessary to allow such computer system to (i) measure the due date of Scheduled Payments from the date of effectiveness of each Contract rather than the date of execution of such Contract, (ii) calculate the Discounted Contract Balances and Unpaid Balances of Receivables using the remaining Scheduled Payments then due and not yet paid rather than the Scheduled Payments not yet invoiced by the Servicer and (iii) report accurately other information with respect to the Pool Receivables. The Servicer shall, within thirty (30) days of making such changes, provide to the Agent revised Servicer Reports with respect to any Collection Periods for which a Servicer Report had previously been delivered hereunder.

         SECTION 6.2 NEGATIVE COVENANTS OF THE SPV AND SERVICER. At all times from the date hereof to the Final Payout Date, unless the Agent shall otherwise consent in writing:

         (a) NO SALES, LIENS, ETC. (i) Except as otherwise provided herein or in the First Tier Agreement, neither the SPV nor the Servicer shall, nor shall it permit any of its Subsidiaries to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than Permitted Adverse Claims) upon (or the filing of any financing statement) or with respect to (A) any of the Affected Assets, or (B) any inventory or goods, the sale of which may give rise to a Receivable, or assign any right to receive income in respect thereof and (ii) the SPV shall not issue any security to, or sell, transfer or otherwise dispose of any of its property or other assets (including the property sold to it by the Originator under SECTION 2.1 of the First Tier Agreement) to, any Person other than an Affiliate (which Affiliate is not a special purpose entity organized for the sole purpose of issuing asset backed securities) or as otherwise expressly provided for in the Transaction Documents.

         (b) NO EXTENSION OR AMENDMENT OF POOL RECEIVABLES. Except as otherwise permitted in SECTION 7.2, neither the SPV nor the Servicer shall extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

         (c) NO CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Neither the SPV nor the Servicer shall make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of the Pool Receivables, as a whole, or otherwise have a Material Adverse Effect.

         (d) NO SUBSIDIARIES, MERGERS, ETC. Neither the SPV nor the Servicer shall consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person. The SPV shall not form or create any Subsidiary.

         (e) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Neither the SPV nor the Servicer shall add or terminate any bank as a Blocked Account Bank or any account as a Blocked




                                       53  Transfer and Administration Agreement

Account to or from those listed in SCHEDULE 4.1(s) or make any change in its instructions to Obligors regarding payments to be made to any Blocked Account, unless (i) such instructions are to deposit such payments to another existing Blocked Account or to the Collection Account or (ii) the Agent shall have received written notice of such addition, termination or change at least thirty
(30) days prior thereto and the Agent shall have received a Blocked Account Agreement executed by the Agent and each new Blocked Account Bank or an existing Blocked Account Bank with respect to each new Blocked Account, as applicable.

         (f) DEPOSITS TO BLOCKED ACCOUNTS. Neither the SPV nor the Servicer shall deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Blocked Account or the Collection Account cash or cash proceeds other than Collections and Maintenance Premiums; PROVIDED that, it is understood that some payments with respect to Excluded Receivables existing on the Closing Date may be deposited or credited to a Blocked Account as a result of the related Obligors having been instructed to make payments to such Blocked Account prior to the Closing Date; PROVIDED FURTHER that, within ten (10) Business Days of the Closing Date, the Originator shall instruct the Obligors related to such Excluded Receivables to make payments under such Excluded Receivables to an account other than a Blocked Account.

         (g) CHANGE OF NAME, ETC. The SPV shall not change its name, identity or structure (including a merger) or the location of its chief executive office or any other change that could render any UCC financing statement filed in connection with this Agreement or any other Transaction Document to become "seriously misleading" under the UCC, unless at least thirty (30) days prior to the effective date of any such change the SPV delivers to the Agent (i) such documents, instruments or agreements, executed by the SPV as are necessary to reflect such change and to continue the perfection of the Agent's ownership interests or security interests in the Affected Assets and (ii) new or revised Blocked Account Agreements executed by the Blocked Account Banks which reflect such change and enable the Agent to continue to exercise its rights contained in
SECTION 7.3.

         (h) AMENDMENT TO FIRST TIER AGREEMENT. The SPV shall not amend, modify, or supplement the First Tier Agreement or any Hedging Agreement or waive any provision thereof, in each case except with the prior written consent of the Agent; nor shall the SPV take, or permit the Originator to take, any other action under the First Tier Agreement or any Hedging Agreement that could reasonably be expected to have a Material Adverse Effect on the Agent or any Investor or which is inconsistent with the terms of this Agreement.

         (i) OTHER DEBT. Except as provided herein, the SPV shall not create, incur, assume or suffer to exist any indebtedness whether current or funded, or any other liability other than (i) indebtedness of the SPV representing fees, expenses and indemnities arising hereunder or under the First Tier Agreement for the purchase price of the Pool Receivables, the Residuals and the Affected Assets under the First Tier Agreement, and (ii) other indebtedness incurred in the ordinary course of its business in an amount not to exceed $9,500 at any time outstanding.

         (j) PAYMENT TO THE ORIGINATOR. The SPV shall not acquire any Pool Receivable other than through, under, and pursuant to the terms of, the First Tier Agreement, the payment by the SPV either in cash or by increase in the amount of the subordinated indebtedness owed by the SPV to the Originator pursuant to the First Tier Agreement to the Originator of an amount equal





                                       54  Transfer and Administration Agreement
to the purchase price for such Pool Receivable as required by the terms of the First Tier Agreement.

         (k) RESTRICTED PAYMENTS. The SPV shall not (A) purchase or redeem any shares of its capital stock, (B) prepay, purchase or redeem any Indebtedness,
(C) lend or advance any funds or (D) repay any loans or advances to, for or from any of its Affiliates (the amounts described in CLAUSES (A) through (D) being referred to as "RESTRICTED PAYMENTS"), except that the SPV may (1) make Restricted Payments out of funds received pursuant to SECTION 2.2 and (2) may make other Restricted Payments (including the payment of dividends) if, after giving effect thereto, no Termination Event or Potential Termination Event shall have occurred and be continuing.

         SECTION 6.3 HEDGING ON POOL RECEIVABLES.

         (a) On or prior to each Investment Date or Reinvestment Date, the SPV shall enter into one or more Hedge Transactions with a Hedge Counterparty, governed by Hedging Agreements, with respect to the related Investment or Reinvestment, which Hedge Transactions shall be acceptable to the Agent; PROVIDED, that (i) during the 45 day period immediately following the Closing Date, the SPV may maintain a minimum reserve of 2% of the ADCB rather than enter into Hedge Transaction(s) pursuant to this SECTION 6.3(a), and (ii) up to $15,000,000 of the Unpaid Balance of the Pool Receivables may not be hedged so long as the SPV maintains a reserve equal to 2% of the amount unhedged (the amount reserved under CLAUSE (i) or (ii) of the proviso, the "COLLATERAL VALUATION RESERVE"). The Collateral Valuation Reserve, in the case of CLAUSE (i) of the immediately preceding proviso will be marked-to-market monthly on each Settlement Date by adding to the minimum Collateral Valuation Reserve the difference, if a positive number, of (i) the ADCB and (ii) Interpolated ADCB. The Collateral Valuation Reserve, in the case of CLAUSE (ii) of the immediately preceding proviso will be marked-to-market monthly on each Settlement Date by adding to the minimum Collateral Valuation Reserve the difference, if a positive number, of (i) the Unhedged Discounted Contract Balances and (ii) the Unhedged Interpolated Discounted Contract Balances. On or before the 45th day following the Closing Date, the SPV shall enter into Hedge Transactions meeting the requirements of SECTION 6.3(a) with respect to all the Pool Receivables as of such date. Upon the SPV having sold an aggregate of $15,000,000 of unhedged Pool Receivables hereunder, the SPV shall enter into a Hedge Transaction meeting the requirements of SECTION 6.3(a) with respect to such Pool Receivables.

         (b) As additional security hereunder, the SPV hereby assigns to the Agent all right, title and interest of SPV in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to the SPV under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("HEDGE COLLATERAL"), and grants a security interest to the Agent in the Hedge Collateral. The SPV acknowledges that, as a result of that assignment, the SPV may not, without the prior written consent of the Agent, exercise any rights (including any termination right) under any Hedging Agreement or Hedge Transaction. Nothing herein shall have the effect of releasing the SPV from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Agent, the Conduit Investor or the Alternate Investors for the performance by SPV of any such obligations.




                                       55  Transfer and Administration Agreement
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                                  ARTICLE VI-A

                              GUARANTY PROVISIONS

         SECTION 6.1A GUARANTY. The Guarantor hereby unconditionally and irrevocably covenants and agrees that (x) it will cause the Originator and, so long as the Servicer is the Originator or an Affiliate thereof, the Servicer duly and punctually to perform and observe all of the terms, conditions, covenants, agreements (including agreements to make payments of Deemed Collections) and indemnities of the Originator and the Servicer, regardless of whether the Servicer is the Originator or an Affiliate thereof, under any of the First Tier Agreement and the other Transaction Documents strictly in accordance with the terms thereof and that if for any reason whatsoever the Originator or the Servicer, shall fail to so perform and observe such terms, conditions, covenants, agreements and indemnities, the Guarantor will duly and punctually perform and observe the same, PROVIDED that, so long as the Servicer is the Agent or any Alternate Investor, the Guarantor shall not guaranty any indemnity of the Servicer to the extent that such indemnity arises from the gross negligence or willful misconduct of the Servicer, and (y) it will indemnify and hold harmless each of the SPV, the Investors, the Administrator and the Agent (collectively, the "GUARANTY PARTIES") for any and all reasonable costs and expenses (including reasonable attorney's fees and expenses) incurred by any Guaranty Party in enforcing its rights under this Guaranty (the aforementioned guaranteed and indemnified obligations collectively, the "GUARANTEED OBLIGATIONS"). For the avoidance of doubt, the parties hereto acknowledge that the Guaranteed Obligations shall in no event include any recourse for uncollectible Pool Receivables.

         SECTION 6.2A GUARANTY ABSOLUTE, ETC. (a) The liabilities and obligations of the Guarantor pursuant to this ARTICLE VI-A shall be absolute and unconditional under all circumstances and shall be performed by the Guarantor regardless of (i) whether any of the Guaranty Parties shall have taken any steps to collect (x) from the Originator any of the amounts payable by the Originator to the SPV under the First Tier Agreement, or (y) from the Servicer any of the amounts payable by the Servicer to any of the Guaranty Parties pursuant to this Agreement, or shall otherwise have exercised any of their rights or remedies under this Agreement, the First Tier Agreement or the other Transaction Documents against such Originator or the Servicer, as applicable, or against any Obligor under any of the Pool Receivables, (ii) the validity, legality or enforceability of this Agreement, the First Tier Agreement or any other Transaction Documents, or the disaffirmance of any thereof in any event of bankruptcy relating to the Originator or the Servicer, as applicable, (iii) any law, regulation or decree now or hereafter in effect that might in any manner affect any of the terms or provisions of this Agreement, the First Tier Agreement or any other Transaction Document or any of the rights of the Guaranty Parties as against the Originator or the Servicer, as applicable, or as against any Obligor under any of such Pool Receivables or that might cause or permit to be invoked any alteration in time, amount, manner of payment or performance of any amount payable by the Originator or the Servicer, as applicable, to any of the Guaranty Parties under this Agreement or the First Tier Agreement, (iv) the merger or consolidation of the Originator or the Servicer, as applicable, into or with any corporation or any sale or transfer by the Originator or the Servicer, as applicable, or all or any part of its property, (v) the existence or assertion of any Adverse Claim with respect to any Pool Receivable or Affected Asset, or (vi) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may




                                       56  Transfer and Administration Agreement
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or might in any manner or to any extent vary the risk of the Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the purpose and intent of the Guarantor that the liabilities and obligations of the Guarantor under this ARTICLE VI-A shall be absolute and unconditional under any and all circumstances, and shall not be discharged except by payment and performance as in this ARTICLE VI-A provided. This guaranty is a guaranty of payment and performance, in each case, with respect to the Guaranteed Obligations, and not just of collection.

         (b) Without in any way affecting or impairing the liabilities and obligations of the Guarantor, any of the Guaranty Parties may at any time and from time to time in its discretion, without the consent of, or notice to, the Guarantor, and without releasing or affecting the Guarantor's liability hereunder (i) extend or change the time, manner, place or terms of this Agreement, the First Tier Agreement or any other Transaction Document, (ii) settle or compromise any of the amounts payable by the Originator or the Servicer, as applicable, to any of the Guaranty Parties under this Agreement or the First Tier Agreement or subordinate the same to the claims of others, (iii) retain or obtain a lien upon or security interest in any property to secure any of the obligations hereunder, (iv) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the obligations due hereunder, or (v) release or fail to perfect any lien upon or security interest in, or impair, surrender, release or permit any substitution in exchange for, all or any part of any property securing any of the obligations under this Agreement or the First Tier Agreement; IT BEING UNDERSTOOD that nothing contained in this ARTICLE VI-A shall give any Guaranty Party the right to take any of the foregoing actions if not permitted by the provisions of this Agreement or the First Tier Agreement, by law or otherwise.

         SECTION 6.3A REINSTATEMENT, WAIVER, ETC. The provisions of this ARTICLE VI-A shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the amounts payable by the Originator pursuant to the First Tier Agreement, or the Servicer, pursuant to this Agreement, to any of the Guaranty Parties is rescinded or must otherwise be restored or returned by any of such Persons, as the case may be, upon any event of bankruptcy involving any Originator or the Servicer, or otherwise, all as though such payment had not been made. The Guarantor hereby waives (i) notices of the occurrence of any default under this Agreement or the First Tier Agreement, (ii) any requirement of diligence or promptness on the part of the applicable Guaranty Parties in making demand, commencing suit or exercising any other right or remedy under any of the Transaction Documents, or otherwise, and (iii) any right to require any Guaranty Party to exercise any right or remedy against the Originator or the Servicer, as applicable, or the Pool Receivables prior to enforcing any of their rights against the Guarantor under this ARTICLE VI-A. The Guarantor agrees that, in the event of an event of bankruptcy with respect to the Originator or the Servicer and if such event shall occur at a time when all of the indemnified amounts and other amounts due from the Originator or the Servicer, as applicable, under any of the Transaction Documents may not then be due and payable, the Guarantor will pay to the applicable Guaranty Party forthwith the full amount which would be payable under the applicable Transaction Document by the Guarantor if all such indemnified amounts and other obligations were then due and payable.

         SECTION 6.4A SUBROGATION. The Guarantor will not exercise or assert any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation,




                                       57  Transfer and Administration Agreement
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reimbursement or otherwise, unless and until all of the Guaranteed Obligations shall have been paid and performed in full. If any payment shall be made to the Guarantor on account of any payment made hereunder at any time when all of the Guaranteed Obligations shall not have been paid and performed in full, each and every amount so paid will be held in trust for the benefit of the Guaranty Parties and any other applicable Person and forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations of the Originator or the Servicer to the extent then unsatisfied, in accordance with the terms of the Transaction Documents or any document delivered in connection with the Transaction Documents, as the case may be.

         SECTION 6.5A INFORMATION. The Guarantor represents and warrants that it now has, and will continue to have, independent means of obtaining information concerning each Originator's and the Servicer's affairs, financial condition and business. No Guaranty Party shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Originator or the Servicer which may come into the possession of such Guaranty Party.

         SECTION 6.6A SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES, ETC. This Article VI-A shall:

         (a) be binding upon the Guarantor, and its successors and permitted transferees and assigns; and

         (b) inure to the benefit of and be enforceable by each Guaranty Party and each of their respective successors, transferees and assigns.

Without limiting the generality of the foregoing CLAUSE (b), the Agent on behalf of any Investor may assign or otherwise transfer (in whole or in part) any undivided interest held by it pursuant to this Agreement to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Person under any Transaction Document (including this ARTICLE VI-A) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of this Agreement.

         SECTION 6.7A BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT OF GUARANTY. In addition to, and not in limitation of, Section 6.6A, this
Article VI-A shall be binding upon the Guarantor and its successors, transferees and assigns; provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Administrative Agent, the SPV and each Investor.

         SECTION 6.8A COVENANTS OF THE GUARANTOR. At all times from the date hereof to the Final Payout Date, unless the Agent shall otherwise consent in writing:

         (a) CONDUCT OF BUSINESS; OWNERSHIP. The Guarantor shall carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Originator shall at all times be a Wholly Owned Subsidiary of the Guarantor.




                                       58  Transfer and Administration Agreement
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         (b) COMPLIANCE WITH LAWS, ETC. The Guarantor shall comply with all Laws to which it or its respective properties may be subject and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

         (c) NO CHANGE IN BUSINESS. The Guarantor shall not make any change in the character of its business, which change would have a Material Adverse Effect.

         (d) NO SUBSIDIARIES, MERGERS, ETC. The Guarantor shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person PROVIDED HOWEVER, that, if no Termination Event or Potential Termination Event shall have occurred and be continuing or would result therefrom, the Guarantor may merge or consolidate with any other corporation organized under the laws of the United States or any political subdivision thereof so long as the Guarantor is the surviving corporation.

                                  ARTICLE VII

                         ADMINISTRATION AND COLLECTIONS

         SECTION 7.1 APPOINTMENT OF SERVICER.

         (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person (the "SERVICER") so designated from time to time as Servicer in accordance with this SECTION 7.1. Each of the SPV, the Agent and the Investors hereby appoints as its agent the Servicer, from time to time designated pursuant to this Section, to enforce its rights and interests in and under the Affected Assets. To the extent permitted by applicable law, each of the SPV and the Originator (to the extent not then acting as Servicer hereunder) hereby grants to any Servicer appointed hereunder an irrevocable power of attorney to take any and all steps in the SPV's and/or the Originator's name and on behalf of the SPV or the Originator as necessary or desirable, in the reasonable determination of the Servicer, to collect all amounts due under any and all Pool Receivables, including endorsing the SPV's and/or the Originator's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts and to take all such other actions set forth in this ARTICLE VII. Until the Agent gives notice to the Originator (in accordance with this SECTION 7.1) of the designation of a new Servicer, the Originator is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon either (i) the existence of a Termination Event or (ii) a Material Adverse Effect with respect to the Servicer since the end of the last fiscal year ending prior to the date of its appointment as Servicer hereunder, the Agent may, and upon the direction of the Majority Investors shall, designate as Servicer any Person (including itself) to succeed the Originator or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

         (b) Upon the designation of a successor Servicer as set forth above, the Originator agrees that it will terminate its activities as Servicer hereunder in a manner which the Agent determines will facilitate the transition of the performance of such activities to the new Servicer, and the Originator shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of records and use by the new Servicer of all records, licenses,




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hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

         (c) The Originator acknowledges that the SPV, the Agent and the Investors have relied on the Originator's agreement to act as Servicer hereunder in making their decision to execute and deliver this Agreement. Accordingly, the Originator agrees that it will not voluntarily resign as Servicer.

         (d) The Servicer may not delegate any of its rights, duties or obligations hereunder, or designate a substitute Servicer, without the prior written consent of the Agent, and PROVIDED that the Servicer shall continue to remain solely liable for the performance of the duties as Servicer hereunder notwithstanding any such delegation hereunder.

         (e) The Originator hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, the Originator shall conduct the data-processing functions of the administration of the Pool Receivables and the Collections thereon in substantially the same way that the Originator conducted such data-processing functions while it acted as the Servicer.

         SECTION 7.2 DUTIES OF SERVICER. The Servicer shall take or cause to be taken all such action as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer shall set aside (and, if applicable, segregate) and hold in trust for the accounts of the SPV, the Agent and the Investors the amount of the Collections to which each is entitled in accordance with ARTICLE II. So long as no Termination Event or Potential Termination Event shall have occurred and is continuing, the Servicer may, in accordance with the Credit and Collection Policy, (i) extend the maturity of any Pool Receivable that is not a Defaulted Receivable or a Delinquent Receivable (but not beyond one hundred eighty (180) days) and (ii) extend the maturity or adjust the Unpaid Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that (i) such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of the SPV, the Investors or the Agent under this Agreement, (ii) if a Termination Event or Potential Termination Event has occurred and the Originator is still acting as Servicer, the Originator may make such extension or adjustment only upon the prior written approval of the Agent and (iii) in the case of an extension of any Receivable that is not a Defaulted Receivable or a Delinquent Receivable, after giving effect to such extension, the sum of the Net Investment and the Required Reserves does not exceed the ADCB. The Servicer shall not permit any Obligor to make a Prepayment in whole of any Pool Receivable unless the amount of such Prepayment shall be equal to or greater than the Discounted Contract Balance of such Pool Receivable as of the date of such Prepayment. The SPV shall deliver to the Servicer and the Servicer shall hold in trust for the SPV and the Agent, on behalf of the Investors, in accordance with their respective interests, all Records which evidence or relate to any Affected Asset. The Agent may, at any time, direct the Servicer to, and the Servicer shall, deliver all Records to the Agent. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer (whether the Originator or any other Person is




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the Servicer) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Affected Asset. The Servicer shall not make the Administrator, the Agent or any of the Investors a party to any litigation without the prior written consent of such Person. At any time when a Termination Event or Potential Termination Event exists, the Agent may notify any Obligor of its interest in the Pool Receivables and the other Affected Assets.

         (a) The Servicer shall, as soon as practicable following receipt thereof, turn over to the SPV all collections from any Person of indebtedness of such Person which are not on account of a Pool Receivable. If any Obligor shall pay less than the sum of the Scheduled Payment for any Pool Receivable and the Maintenance Premium due on any date, the Servicer shall allocate such payment, to the extent of the amount of such Scheduled Payment, to such Scheduled Payment unless such Obligor shall have indicated in writing that such shortfall related to such Scheduled Payment. Notwithstanding anything to the contrary contained in this ARTICLE VII, the Servicer, if not the SPV, the Originator or any Affiliate of the SPV or the Originator, shall have no obligation to collect, enforce or take any other action described in this ARTICLE VII with respect to any indebtedness that is not included in the Asset Interest other than to deliver to the SPV the Collections and documents with respect to any such indebtedness as described above in this SECTION 7.2(b).

         (b) The Servicer will cause a firm of nationally recognized independent public accountants acceptable to the Agent (who may also render other services to the Servicer) to furnish to the Agent on or prior to March 1 of each year, commencing March 1, 2002, (i) a report relating to the previous fiscal year to the effect that (A) such firm has performed certain agreed upon procedures (which shall be agreed to by the Servicer and the Agent and submitted to such accountants in writing) relating to the servicing of the Pool Receivables, and
(B) no exceptions were found in such Servicer Reports based on the performance of such agreed upon procedures, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering the preceding fiscal year to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Pool Receivables under the Transaction Documents, compared the information contained in the Servicer Reports delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this ARTICLE VII of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement; PROVIDED that, at the request of the Agent, the Servicer shall prepare such reports rather than cause a firm of nationally recognized independent public accountants to do so.

         (c) Any payment by an Obligor in respect of any indebtedness owed by it to the Originator shall, except as otherwise specified by such Obligor, required by contract or law or clearly indicated by facts or circumstances (including by way of example an equivalence of a payment and the amount of a particular invoice), and unless otherwise instructed by the Agent, be applied as a Collection of any Pool Receivable of such Obligor (starting with the oldest such Pool Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other indebtedness of such Obligor.




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         (d) The Servicer will use reasonable efforts consistent with its past practices to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Receivable and will act as sales and processing agent for Equipment which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of an officer of the Servicer delivered to the Agent setting forth the Pool Receivable, the Equipment, the sale price of the Equipment and certifying that such sale price is the fair market value of such Equipment. In any case in which any such Equipment has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses (which shall constitute Liquidation Expenses). The Servicer will remit to a Blocked Account the Recoveries received in connection with the sale or disposition of Equipment relating to a Defaulted Receivable.

         (e) The Servicer will use its best efforts to ensure that each Obligor maintains insurance with respect to the related Equipment in an amount consistent with the requirements of the related Contract and shall ensure that each such insurance policy names the Servicer as loss payee and as an insured thereunder. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Contract in amounts and against risks customarily insured against by the Obligor on equipment owned by it, as and to the extent provided in the Contract. If an Obligor fails to maintain property damage insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of (if the Contract so provides), the Obligor. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Agent, claims to the insurer under each insurance policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract.

         SECTION 7.3 BLOCKED ACCOUNT ARRANGEMENTS. Prior to the initial purchase hereunder the Servicer shall enter into Blocked Account Agreements with all of the Blocked Account Banks, and deliver original counterparts thereof to the Agent. Upon the occurrence of a Termination Event or a Potential Termination Event, the Agent may at any time thereafter give notice to each Blocked Account Bank that the Agent is exercising its rights under the Blocked Account Agreements to do any or all of the following: (i) to have the exclusive ownership and control of the Blocked Account Accounts transferred to the Agent and to exercise exclusive dominion and control over the funds deposited therein,
(ii) to have the proceeds that are sent to the respective Blocked Accounts be redirected pursuant to its instructions rather than deposited in the applicable Blocked Account, and (iii) to take any or all other actions permitted under the applicable Blocked Account Agreement. Each of the Servicer and the SPV hereby agrees that if the Agent, at any time, takes any action set forth in the preceding sentence, the Agent shall have exclusive control of the proceeds (including Collections) of all Pool Receivables and the Originator hereby further agrees to take any other action that the Agent may reasonably request




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to transfer such control. Any proceeds of Pool Receivables received by the
Originator, as Servicer or otherwise, thereafter shall be sent immediately to the Agent. The parties hereto hereby acknowledge that if at any time the Agent takes control of any Blocked Account, the Agent shall not have any rights to the funds therein in excess of the unpaid amounts due to the SPV, the Agent and the Investors or any other Person hereunder and the Agent shall distribute or cause to be distributed such funds in accordance with SECTION 7.2(b) (including the proviso thereto) and ARTICLE II (in each case as if such funds were held by the Servicer thereunder); PROVIDED, HOWEVER, that the Agent shall not be under any obligation to remit any such funds to the Originator or any other Person unless and until the Agent has received from the Originator or such Person evidence satisfactory to the Agent that the Originator or such Person is entitled to such funds hereunder and under applicable Law.

         SECTION 7.4 ENFORCEMENT RIGHTS AFTER DESIGNATION OF NEW SERVICER. (a) At any time that a Termination Event exists:

                  (i) the Agent may direct the Obligors that payment of all amounts payable under any Pool Receivable be made directly to the Agent or its designee;

                  (ii) the SPV shall, at the Agent's request and at the SPV's expense, give notice of the Agent's, the SPV's, and/or the Investors' ownership of the Pool Receivables and (in the case of the Agent) interest in the Asset Interest to each Obligor and direct that payments be made directly to the Agent or its designee, except that if the SPV fails to so notify each obligor, the Agent may so notify the Obligors; and

                  (iii) the SPV shall, at the Agent's request, (A) assemble all of the Records and shall make the same available to the Agent or its designee at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

         (a) Each of the SPV and the Originator hereby authorizes the Agent, and irrevocably appoints the Agent as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the SPV or the Originator, as applicable, which appointment is coupled with an interest, to take any and all steps in the name of the SPV or the Originator, as applicable, and on behalf of the SPV or the Originator, as applicable, necessary or desirable, in the determination of the Agent, to collect any and all amounts or portions thereof due under any and all Pool Receivables or Related Security, including endorsing the name of the Originator on checks and other instruments representing Collections and enforcing such Pool Receivables, Related Security and the related Contracts. Notwithstanding anything to the contrary contained in this SUBSECTION (b), none of the powers conferred upon such attorney-in-fact pursuant to the immediately preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.




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         SECTION 7.5 SERVICER DEFAULT. The occurrence of any one or more of the following events shall constitute a
"SERVICER DEFAULT":

         (a) The Servicer (i) shall fail to make any payment or deposit required to be made by it hereunder when due or the Servicer shall fail to observe or perform any term, covenant or agreement on the Servicer's part to be performed under SECTIONS 6.1(b) (conduct of business, ownership), 6.1(f) (compliance with receivables and credit and collection policy), 6.1(h) (obligor payments), 6.1(i) (handling collections), 6.2(a) (no sales or liens), 6.2(c) (no change in business or policy), 6.2(d) (no subsidiaries, mergers), 6.2(e) (no change in obligor payments), or 6.2(f) (no change in handling collections) (any of the preceding parenthetical phrases in this CLAUSE (i) are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof), or (ii) shall fail to observe or perform any other term, covenant or agreement to be observed or performed by it under SECTIONS 2.8, 2.9,
2.12 or 2.15, or (iii) shall fail to observe or perform any other term, covenant or agreement hereunder or under any of the other Transaction Documents to which such Person is a party or by which such Person is bound, and such failure shall remain unremedied for thirty (30) days; or

         (b) any representation, warranty, certification or statement made by the Servicer in this Agreement, the First Tier Agreement or in any of the other Transaction Documents or in any certificate or report delivered by it pursuant to any of the foregoing shall prove to have been incorrect in any material respect when made or deemed made; or

         (c) failure of the Servicer or any of its Subsidiaries (other than the SPV) to pay when due any amounts due under any agreement under which any Indebtedness greater than $15,000,000 is governed; or the default by the Servicer or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any Indebtedness greater than $25,000,000 was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement; or any Indebtedness of the Servicer or any of its Subsidiaries greater than $15,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the scheduled date of maturity thereof; or

         (d) any Event of Bankruptcy shall occur with respect to the Servicer.

         SECTION 7.6 SERVICING FEE. The Servicer shall be paid a Servicing Fee in accordance with SECTION 2.12 and subject to the priorities therein. If the Servicer is not the SPV or the Originator or an Affiliate of the SPV or the Originator, the Servicer, by giving three (3) Business Days' prior written notice to the Agent, the SPV and the Guarantor (but the failure of the Servicer to give such notice to the Guarantor and/or the SPV shall not affect the obligations of the Guarantor under ARTICLE VI-A or the obligations of the SPV hereunder), may revise the percentage used to calculate the Servicing Fee so long as the revised percentage will not result in a Servicing Fee that exceeds 110% of the reasonable and appropriate out-of-pocket costs and expenses of such Servicer incurred in connection with the performance of its obligations hereunder as documented to the reasonable satisfaction of the Agent; PROVIDED, HOWEVER, that at any time after the Net Investment, PLUS Required Reserves exceeds the ADCB, any compensation to the Servicer in excess of the Servicing Fee initially provided for herein shall be




                                       64  Transfer and Administration Agreement
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an obligation of the SPV and shall not be payable, in whole or in part, from
Collections allocated to the Investors.

         Section 7.7 PROTECTION OF OWNERSHIP INTEREST OF THE INVESTORS. Each of the Originator and the SPV agrees that it shall, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Agent may reasonably request in order to perfect or protect the Asset Interest or to enable the Agent or the Investors to exercise or enforce any of their respective rights hereunder. Without limiting the foregoing, each of the Originator and the SPV shall, upon the request of the Agent or any of the Investors, in order to accurately reflect this purchase and sale transaction, (i) execute and file such financing or continuation statements or amendments thereto or assignments thereof (as otherwise permitted to be executed and filed pursuant hereto) as may be requested by the Agent or any of the Investors and (ii) mark its master data processing records and other documents with a legend describing the conveyance to the Agent, for the benefit of the Investors, of the Asset Interest. If a Termination Event or a Potential Termination Event exists, each of the Originator and the SPV shall, upon request of the Agent, obtain such additional search reports as the Agent shall request. To the fullest extent permitted by applicable law, the Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the SPV's or the Originator's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. Neither the Originator nor the SPV shall change its name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC as in effect in the States of Delaware and Ohio) nor relocate its chief executive office unless it shall have: (A) given the Agent at least thirty (30) days prior notice thereof and (B) prepared at the SPV's expense and delivered to the Agent all financing statements, instruments and other documents necessary to preserve and protect the Asset Interest or requested by the Agent in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the SPV.

                                  ARTICLE VIII

                               TERMINATION EVENTS

         SECTION 8.1 TERMINATION EVENTS. The occurrence of any one or more of the following events shall constitute a "TERMINATION EVENT":

         (a) the SPV, the Originator, the Servicer or the Guarantor shall fail to make any payment or deposit to be made by it hereunder or under the First Tier Agreement within one (1) Business Day after the date due hereunder or thereunder; or

         (b) any representation, warranty, certification or statement made or deemed made by the SPV, the Originator or the Guarantor in this Agreement, any other Transaction Document to which it is a party or in any other information, report or document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made or delivered; or




                                       65  Transfer and Administration Agreement
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         (c) the SPV, the Originator, the Servicer or the Guarantor shall default in the performance of any payment or undertaking (other than those covered by CLAUSE (a) above) (i) to be performed or observed under SECTIONS 6.1(a)(vi) (notice of termination), 6.1(b) (conduct of business, ownership), 6.1(f) (compliance with receivables and credit and collection policy), 6.1(g) (notice of agent's interest), 6.1(h) (obligor payments), 6.1(i) (handling collections), 6.1(k) (sale treatment), 6.1(l) (nonconsolidation), 6.1A (guaranty), 6.2(a) (no sales or liens), 6.2(c) (no change in business or policy), 6.2(d) (no subsidiaries, mergers), 6.2(e) (no change in obligor payments), 6.2(f) (no change in handling collections), 6.2(g) (no name change), 6.2(h) (no amendment), 6.2(i) (no debt), 6.2(j) (payment to originator), 6.3 (hedging requirements) (any of the parenthetical phrases in CLAUSES (i) and (ii) are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof), (ii) to be performed or observed under
SECTION 6.1(q) (computer systems) and such default in the case of this CLAUSE
(ii) shall continue for ten (10) days, or (iii) to be performed or observed under any other provision of this Agreement or any provision of any other Transaction Document to which it is a party and such default in the case of this CLAUSE (iii) shall continue for thirty (30) days; or

         (d) any Event of Bankruptcy shall occur with respect to the SPV, the Originator or the Guarantor; or

         (e) the Agent, on behalf of the Investors, shall for any reason fail or cease to have a valid and enforceable perfected first priority ownership or security interest in the Affected Assets (other than the Equipment), free and clear of any Adverse Claim other than Permitted Adverse Claims; or

         (f) a Servicer Default shall have occurred; or

         (g) on any Settlement Date, the sum of the Net Investment (as determined after giving effect to all distributions pursuant to this Agreement on such date), PLUS the Required Reserves shall exceed the ADCB (as such Required Reserves and ADCB are shown in the most recent Servicer Report delivered prior to such date);

         (h) [Reserved]

         (i) as of any Reporting Date:

                  (A) the three-month rolling average Delinquency Ratio exceeds 4.00%;

                  (B)      the Annual Default Ratio exceeds 3.50%; or

         (j) failure of the SPV, the Originator or the Guarantor to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than $10,000 in the case of the SPV, or $15,000,000, in the case of the Originator or the Guarantor is governed; or the default by the SPV, the Originator or the Guarantor in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the SPV, the Originator or the Guarantor greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement if the effect of such default is to cause, or to permit the holder of such Indebtedness to cause, such Indebtedness




                                       66  Transfer and Administration Agreement
to become due and payable prior to its stated maturity; or any Indebtedness owing by the SPV, the Originator or the Guarantor greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or

         (k) [Reserved]

         (l) there shall be a "change of control" with respect to the Originator, the SPV or the Guarantor (for the purposes of this clause only "change in control" means:

                  (i) the failure of the Originator to own, free and clear of any Adverse Claim and on a fully diluted basis, 100% of the outstanding shares of voting stock of the SPV, or

                  (ii) the failure of the Guarantor to own on a fully diluted basis at least 100% of the outstanding shares of voting stock of the Originator, or

                  (iii) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Guarantor); or

         (m) any Person shall institute steps to terminate any Pension Plan if the assets of such Pension Plan are insufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA), or a contribution failure occurs with respect to any Pension Plan which is sufficient to give rise to a lien under Section 302(f) of ERISA; or

         (n) this Agreement or any other Transaction Document to which the Originator, the Guarantor or the SPV is a party shall cease to be a valid and binding obligation of the applicable party or the Originator, the Guarantor or the SPV shall so state in writing; or

         (o) the SPV shall at any time fail to maintain a tangible net worth at least equal to 3% of the Unpaid Balance of all Pool Receivables at such time; or

         (p) the withdrawal or downgrade of the long-term senior unsecured credit rating of AMEX below A- or A3 by S&P or Moody's, respectively; or

         (q) the Interest Coverage Ratio shall be less than 4.0.

         SECTION 8.2 TERMINATION. Upon the occurrence of any Termination Event, the Agent may, or at the direction of the Majority Investors shall, by notice to the SPV and the Servicer, declare the Termination Date to have occurred; PROVIDED, HOWEVER, that in the case of any event described in SECTION 8.1(D), 8.1(e), 8.1(g) or 8.1(o), the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Agent shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.




                                       67  Transfer and Administration Agreement

                                   ARTICLE IX

                    NDEMNIFICATION; EXPENSES; RELATED MATTERS

         SECTION 9.1 INDEMNITIES BY THE SPV. Without limiting any other rights which the Indemnified Parties may have hereunder or under applicable Law, the SPV hereby agrees to indemnify the Investors, the Agent, the Administrator, the Program Support Providers and their respective officers, directors, employees, counsel and other agents (collectively, "INDEMNIFIED PARTIES") from and against any and all damages, losses, claims, liabilities, reasonable costs and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Program Support Providers, the Agent or the Administrator, as applicable) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them in any action or proceeding between the SPV or the Originator (including, in its capacity as the Servicer or any Affiliate of the Originator acting as Servicer) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Agent or any Investor of the Asset Interest or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, as finally determined by a court of competent jurisdiction, or (ii) recourse for uncollectible Pool Receivables. Without limiting the generality of the foregoing, the SPV shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

         (a) any representation or warranty made by the SPV or the Originator (including, the Originator or any of its Affiliates in the capacity as the Servicer) under or in connection with this Agreement, the First Tier Agreement, any of the other Transaction Documents, any Servicer Report or any other information or report delivered by the SPV or the Servicer pursuant hereto, or pursuant to any of the other Transaction Documents which shall have been incomplete, false or incorrect in any respect when made or deemed made;

         (b) the failure by the SPV or the Originator (including, in its capacity as the Servicer or any Affiliate of the Originator acting as Servicer) to comply with any applicable Law with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable Law;

         (c) the failure (i) to vest and maintain vested in the Agent, on behalf of the Investors, a first priority, perfected ownership interest in the Asset Interest free and clear of any Adverse Claim other than Permitted Adverse Claims or (ii) to create or maintain a valid and perfected first priority security interest in favor of the Agent, for the benefit of the Investors, in the Affected Assets, free and clear of any Adverse Claim other than Permitted Adverse Claims;

         (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;




                                       68  Transfer and Administration Agreement

         (e) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Pool Receivable (including a defense based on such Pool Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Pool Receivable or the furnishing or failure to furnish such merchandise or services, or from any breach or alleged breach of any provision of the Pool Receivables or the related Contracts restricting assignment of any Pool Receivables;

         (f) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof;

         (g) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Pool Receivable;

         (h) [Reserved]

         (i) the failure by the SPV or the Originator (individually or as Servicer) to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties or obligations under the Pool Receivables or related Contracts;

         (j) the Net Investment exceeding the ADCB, MINUS the Required Reserves at any time;

         (k) the failure of the SPV or the Originator to pay when due any sales, excise or personal property taxes payable in connection with any of the Pool Receivables;

         (l) any repayment by any Indemnified Party of any amount previously distributed in reduction of Net Investment which such Indemnified Party believes in good faith is required to be made;

         (m) the commingling by the SPV, the Originator or the Servicer (if the Originator or any Affiliate or designee of the Originator) of Collections of Pool Receivables at any time with any other funds;

         (n) any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Investments by the SPV or the Originator, the ownership of the Asset Interest, or any Affected Asset;

         (o) failure of any Blocked Account Bank to remit any amounts held in the Blocked Accounts or any related lock-boxes pursuant to the instructions of the Servicer, the SPV, the Originator or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Blocked Account Agreement) whether by reason of the exercise of set-off rights or otherwise;

         (p) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the SPV or




                                       69  Transfer and Administration Agreement
the Originator to qualify to do business or file any notice of business activity report or any similar report;

         (q) any attempt by any Person to void, rescind or set-aside any transfer by the Originator to the SPV of any Pool Receivable or Affected Asset under statutory provisions or common law or equitable action, including any provision of the Bankruptcy Code or other insolvency law;

         (r) any action taken by the SPV, the Originator, or the Servicer (if the Originator or any Affiliate or designee of the Originator) in the enforcement or collection of any Pool Receivable;

         (s) the use of the proceeds of any Investment or Reinvestment; or

         (t) the transactions contemplated hereby being characterized as other than debt for the purposes of the Code.

         SECTION 9.2 INDEMNITY FOR TAXES, RESERVES AND EXPENSES. (a) If after the Closing Date, the adoption of any Law or bank regulatory guideline or any amendment or change in the administration, interpretation or application of any existing or future Law or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law):

                  (i) shall subject any Indemnified Party (or its applicable lending office) to any tax, duty or other charge (other than Excluded Taxes) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Program Support Agreement or the credit or liquidity support furnished by a Program Support Provider or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located);

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Program Support Agreement or the credit or liquidity support provided by a Program Support Provider or




                                       70  Transfer and Administration Agreement
         otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest; or

(iii) imposes upon any Indemnified Party any other condition or expense (including reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing but excluding loss of margin) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder under a Program Support Agreement or the credit or liquidity support furnished by a Program Support Provider or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interests, and the result of any of the foregoing is to increase the cost to or to reduce the amount of any sum received or receivable by such Indemnified Party with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, the Pool Receivables, the obligations hereunder, the funding of any purchases hereunder or a Program Support Agreement, by an amount deemed by such Indemnified Party to be material, then, within thirty (30) days after demand by such Indemnified Party through the Agent, the SPV shall pay to the Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduction.

         (a) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within thirty (30) days after demand by such Indemnified Party through the Agent, the SPV shall pay to the Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

         (b) The Agent shall promptly notify the SPV of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this SECTION 9.2. A notice by the Agent or the applicable Indemnified Party claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Agent or any applicable Indemnified Party may use any reasonable averaging and attributing methods. Notwithstanding anything herein to the contrary, the SPV shall have no obligation to compensate any Indemnified Party with respect to amounts provided in SECTION 9.2, 9.3 or 9.4 with respect to any period prior to the date that is 120 days prior to the date such Indemnified Party delivers its written statement hereunder requesting compensation.




                                       71  Transfer and Administration Agreement

         (c) Anything in this SECTION 9.2 to the contrary notwithstanding, if the Conduit Investor enters into agreements for the acquisition of interests in receivables from one or more Other SPVs, the Conduit Investor shall allocate the liability for any amounts under this SECTION 9.2 which are in connection with a Program Support Agreement or the credit or liquidity support provided by a Program Support Provider ("ADDITIONAL COSTS") to the SPV and each Other SPV; PROVIDED, HOWEVER, that if such Additional Costs are attributable to the SPV, the Originator or the Servicer and not attributable to any Other SPV, the SPV shall be solely liable for such Additional Costs or if such Additional Costs are attributable to Other SPVs and not attributable to the SPV, the Originator or the Servicer, such Other SPVs shall be solely liable for such Additional Costs.

         SECTION 9.3 TAXES. (a) All payments and distributions made hereunder by the SPV or the Servicer (each, a "PAYOR") to any Investor or the Agent (each, a "RECIPIENT") shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or any assignee of such parties) (such non-excluded items being called "TAXES"), but excluding franchise taxes and taxes imposed on or measured by the recipient's net income or gross receipts ("EXCLUDED TAXES"). In the event that any withholding or deduction from any payment made by the payor hereunder is required in respect of any Taxes, then such payor shall:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                  (iii) pay to the recipient such additional amount or amounts as is necessary to ensure that the net amount actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

         Moreover, if any Taxes are directly asserted against any recipient with respect to any payment received by such recipient hereunder, the recipient may pay such Taxes and the payor will promptly pay such additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amount received by the recipient after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such recipient would have received had such Taxes not been asserted.

         If the payor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the recipient the required receipts or other required documentary evidence, the payor shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

         (a) Each recipient that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) at least five Business Days before the date of the initial payment to be made by the SPV under this Agreement to such recipient, deliver to the SPV and the Agent (A) two duly completed copies of United States Internal Revenue Service Form




                                       72  Transfer and Administration Agreement

         W-8BEN or W-8ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8ECI and W-9, or successor applicable form, certifying that it is entitled to an exemption from United States backup withholding tax;

                  (ii) deliver to the SPV and the Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Agent and the SPV;

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the SPV or the Agent; and

                  (iv) file amendments to such forms as and when required; and each recipient that is incorporated or organized under the laws of the United States of America or a State thereof shall provide two properly completed and duly executed copies of Form W-9, or successor applicable form, at the times specified for delivery of forms under this SECTION 9.3(b) unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such recipient becomes a party to this Agreement that renders all such forms inapplicable or that would prevent such recipient from duly completing and delivering any such form with respect to it and such recipient so advises the SPV and the Agent; PROVIDED, however, that the SPV may rely upon such forms provided to the SPV for all periods prior to the occurrence of such event. Each Person that shall become a recipient pursuant to Article III shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this SECTION 9.3(b).

         (b) Each recipient agrees to use reasonable efforts to avoid or to minimize any amounts that might otherwise by payable pursuant to this SECTION 9.3, PROVIDED that such effort shall not impose on any such recipient any additional costs or legal or regulatory burdens deemed by such recipient in its reasonable judgment to be material. If any recipient determines that any event or circumstance that will lead to a claim by it under this SECTION 9.3 has occurred or will occur, such recipient will use its best efforts to so notify the recipient in writing, PROVIDED that any failure to provide such notice shall in no way impair the rights of any recipient to demand and receive compensation under this SECTION 9.3.

         SECTION 9.4 OTHER COSTS AND EXPENSES; BREAKAGE COSTS. The SPV agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Investors and the Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including attorneys', accountants' and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of any Investor and/or the Agent) or intangible, documentary or recording taxes incurred by or on behalf of the any Investor or the Agent (i) in connection with the preparation, negotiation, execution and delivery of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including the perfection or protection of the Asset Interest) and (ii) from time to time (A) relating to any amendments, waivers or consents




                                       73  Transfer and Administration Agreement
under this Agreement and the other Transaction Documents, (B) arising in connection with any Investor's or the Agent's enforcement or preservation of rights (including the perfection and protection of the Asset Interest under this Agreement), or (C) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents (all of such amounts, collectively, "TRANSACTION COSTS").

         (a) The SPV shall pay the Agent for the account of the Investors, as applicable, on demand, such amount or amounts as shall compensate the Investors for any loss (excluding loss of profit), reasonable cost or expense incurred by the Investors (as reasonably determined by the Agent) as a result of any reduction of any Portion of Investment other than on the maturity date of the Commercial Paper (or other financing source) funding such Portion of Investment, such compensation to be (i) limited to an amount equal to any loss or reasonable expense suffered by the Investors during the period from the date of receipt of such repayment to (but excluding) the maturity date of such Commercial Paper (or other financing source) and (ii) net of the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions of such Portion of Investment. The determination by the Agent of the amount of any such loss or expense shall be set forth in a written notice to the SPV in reasonable detail and shall be conclusive, absent manifest error.

         SECTION 9.5 RECONVEYANCE UNDER CERTAIN CIRCUMSTANCES. The SPV agrees to accept the reconveyance from the Agent, on behalf of the Investors, of the Asset Interest if the Agent notifies SPV of a material breach of any representation or warranty made or deemed made pursuant to ARTICLE IV and the SPV shall fail to cure such breach within thirty (30) days (or, in the case of the representations and warranties in SECTIONS 4.1(d) and 4.1(k), three (3) days) of such notice. The reconveyance price shall be paid by the SPV to the Agent, for the account of the Investors, in immediately available funds on such 30th day (or 3rd day, if applicable) in an amount equal to the Aggregate Unpaids.

         SECTION 9.6 INDEMNITIES BY THE SERVICER. Without limiting any other rights which the Agent or the Investors or the other Indemnified Parties may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Indemnified Parties from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly) (a) the failure of any information contained in any Servicer Report (to the extent provided by the Servicer) to be true and correct, or the failure of any other information provided to any Indemnified Party by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer under or in connection with this Agreement to have been true and correct as of the date made or deemed made, (c) the failure by the Servicer to comply with any applicable Law with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Pool Receivable directly arising from the collection activities in respect of such Pool Receivable, or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof.

         SECTION 9.7 SUBSTITUTION OF INVESTOR. If (a) the obligation of any Alternate Investor (other than Bank of America, National Association) to calculate Yield in respect of the Net Investment at the Offshore Rate has been suspended pursuant to SECTION 2.4, except when all Investors' obligations to calculate Yield in respect of the Net Investment at the Offshore Rate,




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have been suspended, (b) any recipient (other than Bank of America, National
Association) has demanded compensation under SECTION 9.2, 9.3, or 9.4 when all similarly situated Investors have not done so, (c) any recipient (other than Bank of America, National Association) is a Defaulting Alternate Investor or (d) in connection with a request by the SPV, the Originator, or the Guarantor to obtain the consent of the Investors to a waiver, amendment or modification of any provision of this Agreement or any other Transaction Document that requires the consent of the Investors, any Alternate Investor (other than Bank of America, National Association) having an Alternate Investor Percentage of not more than 10% at such time has declined to agree to such request when the Required Investors have agreed to such request, the SPV shall have the right, if no Termination Event or Potential Termination Event then exists, to replace such Alternate Investor (a "REPLACED ALTERNATE INVESTOR") with one or more other Investors (collectively, the "REPLACEMENT ALTERNATE INVESTORS") acceptable to the Agent, PROVIDED that (i) at the time of any replacement pursuant to this
SECTION 9.7, the Replacement Alternate Investor shall enter into an Assignment and Assumption Agreement pursuant to which the Replacement Alternate Investor shall acquire the Commitments and other obligations of the Replaced Alternate Investor and, in connection therewith, shall pay to the Replaced Alternate Investor in respect thereof an amount equal to the sum of (A) the Net Investment and Yield of the Replaced Alternate Investor, (B) the amount of all accrued, but theretofore unpaid, fees owing to the Replaced Alternate Investor hereunder and
(C) the amount that would be payable by the SPV to the Replaced Alternate Investor pursuant to SECTION 9.4, if any, if the SPV prepaid at the time of such replacement all of the Net Investment of such Replaced Alternate Investor outstanding at such time and (ii) all obligations of the SPV then owing to the Replaced Alternate Investor (other than those specifically described in CLAUSE
(i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Alternate Investor concurrently with such replacement. Upon the execution of the relevant Assignment and Assumption Agreement, the payment of amounts referred to in CLAUSES (i) and (ii) above, the Replacement Alternate Investor shall become an Alternate Investor hereunder and the Replaced Alternate Investor shall cease to constitute an Investor hereunder. The provisions of this Agreement shall continue to govern the rights and obligations of a Replaced Alternate Investor with respect to any Net Investment made or any other actions taken by such Investor while it was an Alternate Investor. Nothing herein shall release any Defaulting Alternate Investor from any obligation it may have to the SPV, the Agent, or any other Alternate Investor.

                                   ARTICLE X

                                   THE AGENT

         SECTION 10.1 APPOINTMENT AND AUTHORIZATION OF AGENT. Each Investor hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and any other Transaction Document, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Agent have or be deemed to have any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this




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Agreement or any other Transaction Document or otherwise exist against the
Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 10.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION 10.3 LIABILITY OF AGENT. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any Investor for any recital, statement, representation or warranty made by the SPV, the Originator or the Servicer, or any officer thereof, contained in this Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Transaction Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document, or for any failure of the SPV, the Originator, the Servicer or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the SPV, the Originator or the Servicer or any of their respective Affiliates.

         SECTION 10.4 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the SPV, the Originator and the Servicer), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Majority Investors as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Investors against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Majority Investors or, if required hereunder, all Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Investors.




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         (a) For purposes of determining compliance with the conditions specified in ARTICLE V on the Closing Date or the date of any Investment or Reinvestment, each Investor that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Investor for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Investor.

         SECTION 10.5 NOTICE OF TERMINATION EVENT, POTENTIAL TERMINATION EVENT OR SERVICER DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Potential Termination Event, a Termination Event or a Servicer Default, unless the Agent has received written notice from an Investor or the SPV referring to this Agreement, describing such Potential Termination Event, Termination Event or Servicer Default and stating that such notice is a "Notice of Termination Event or Potential Termination Event" or "Notice of Servicer Default," as applicable. The Agent will notify the Investors of its receipt of any such notice. The Agent shall (subject to Section 10.4) take such action with respect to such Potential Termination Event, Termination Event or Servicer Default as may be requested by the Majority Investors, provided, however, that, unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Termination Event, Termination Event or Servicer Default as it shall deem advisable or in the best interest of the Investors.

         SECTION 10.6 CREDIT DECISION; DISCLOSURE OF INFORMATION BY THE AGENT. Each Investor acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the SPV, the Servicer, the Originator or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Investor as to any matter, including whether the Agent-Related Persons have disclosed material information in their possession. Each Investor, including any Investor by assignment, represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the SPV, the Servicer, the Originator or their respective Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the SPV hereunder. Each Investor also represents that it shall, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the SPV, the Servicer or the Originator. Except for notices, reports and other documents expressly herein required to be furnished to the Investors by the Agent herein, the Agent shall not have any duty or responsibility to provide any Investor with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the SPV, the Servicer, the Originator or their respective Affiliates which may come into the possession of any of the Agent-Related Persons.




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         SECTION 10.7 INDEMNIFICATION OF THE AGENT. Whether or not the
transactions contemplated hereby are consummated, the Alternate Investors shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of the SPV and without limiting the obligation of the SPV to do
so), PRO RATA, and hold harmless each Agent-Related Person from and against any and all Indemnified Amounts incurred by it; PROVIDED, HOWEVER, that no Alternate Investor shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Amounts resulting from such Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction; PROVIDED, HOWEVER, that no action taken in accordance with the directions of the Majority Investors shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Alternate Investor shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney's fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the SPV. The undertaking in this Section shall survive payment on the Final Payout Date and the resignation or replacement of the Agent.

         SECTION 10.8 AGENT IN INDIVIDUAL CAPACITY. Bank of America (and any successor acting as Agent) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any of the SPV, the Originator and the Servicer or any of their Subsidiaries or Affiliates as though Bank of America were not the Agent or an Alternate Investor hereunder and without notice to or consent of the Investors. The Investors acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the SPV, the Originator, the Servicer or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Commitment, Bank of America (and any successor acting as Agent) in its capacity as an Alternate Investor hereunder shall have the same rights and powers under this Agreement as any other Alternate Investor and may exercise the same as though it were not the Agent or an Alternate Investor, and the term "Alternate Investor" or "Alternate Investors" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

         SECTION 10.9 RESIGNATION OF AGENT. The Agent may resign as Agent upon thirty (30) days' notice to the Investors. If the Agent resigns under this Agreement, the Majority Investors shall appoint from among the Alternate Investors a successor agent for the Investors. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Investors a successor agent from among the Alternate Investors. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 10.9 and SECTIONS 10.3 and 10.7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days




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following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Alternate Investors shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Investors appoint a successor agent as provided for above.

         SECTION 10.10 PAYMENTS BY THE AGENT. Unless specifically allocated to an Alternate Investor pursuant to the terms of this Agreement, all amounts received by the Agent on behalf of the Alternate Investors shall be paid by the Agent to the Alternate Investors (at their respective accounts specified in their respective Assignment and Assumption Agreements) PRO RATA in accordance with their respective outstanding funded portions of the Net Investment on the Business Day received by the Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Agent shall use its reasonable efforts to pay such amounts to the Alternate Investors on such Business Day, but, in any event, shall pay such amounts to the Alternate Investors not later than the following Business Day.

                                   ARTICLE XI

                                 MISCELLANEOUS

         SECTION 11.1 TERM OF AGREEMENT. This Agreement shall terminate on the Final Payout Date; PROVIDED, HOWEVER, that (i) the indemnification and payment provisions of ARTICLE IX, (ii) the provisions of SECTION 10.7 and (iii) the agreements set forth in SECTIONS 11.9 and 11.10, shall be continuing and shall survive any termination of this Agreement.

         SECTION 11.2 WAIVERS; AMENDMENTS. No failure or delay on the part of the Agent, the Investors, the Administrator or any Alternate Investor in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

         (a) Any provision of this Agreement or any other Transaction Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the SPV, the Originator, the Servicer, the Conduit Investor and the Majority Investors (and, if ARTICLE X or the rights or duties of the Agent are affected thereby, by the Agent and, if ARTICLE V1-A or the rights or obligations of the Guarantor are affected thereby, by the Guarantor); PROVIDED that no such amendment or waiver shall, unless signed by each Alternate Investor directly affected thereby, (i) increase the Commitment of an Alternate Investor,
(ii) reduce the Net Investment or rate of Yield to accrue thereon or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled distribution in respect of the Net Investment or Yield with respect thereto or any fees or other amounts payable hereunder or for termination of any Commitment, (iv) change the percentage of the Commitments of Alternate Investors which shall be required for the Alternate Investors or any of them to take any action under this Section or any other provision of this Agreement, (v) release all or substantially all of the property with respect to which a security or ownership interest therein has been granted hereunder to the Agent or the Alternate Investors or (vi) extend or permit the extension of the Commitment Termination Date (it being understood that a waiver of a Termination Event shall not constitute an extension




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or increase in the Commitment of any Alternate Investor); and PROVIDED, FURTHER,
that the signature of the SPV, the Guarantor and the Originator shall not be required for the effectiveness of any amendment that modifies the representations, warranties, covenants or responsibilities of the Servicer at any time when the Servicer is not the Originator or any Affiliate of the Originator or a successor Servicer is designated by the Agent pursuant to
SECTION 7.1. In the event the Agent requests an Investor's consent pursuant to the foregoing provisions and the Agent does not receive a consent (either positive or negative) from the such Investor within ten (10) Business Days of such Investor's receipt of such request, then such Investor (and its percentage interest hereunder) shall be disregarded in determining whether the Agent shall have obtained sufficient consent hereunder.

         SECTION 11.3 NOTICES; PAYMENT INFORMATION. Except as provided below, all communications and notices provided for hereunder shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given to the other party at its address or facsimile number set forth in
SCHEDULE 11.3 or at such other address or facsimile number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this SECTION 11.3 and confirmation is received, (ii) if given by mail, five (5) Business Days following such posting, if postage prepaid, and if sent via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this SECTION 11.3, provided that an Investment Request shall only be effective upon receipt by the Agent. However, anything in this SECTION 11.3 to the contrary notwithstanding, the SPV hereby authorizes the Agent and the Investors to make investments in Permitted Investments and to make Investments based on telephonic notices made by any Person which the Conduit Investor in good faith believes to be acting on behalf of the SPV. The SPV agrees to deliver promptly to the Conduit Investor a written confirmation of each telephonic notice signed by an authorized officer of SPV. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Conduit Investor, the records of the Conduit Investor shall govern.

         SECTION 11.4 GOVERNING LAW; SUBMISSION TO JURISDICTION; APPOINTMENT OF SERVICE AGENT.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE SPV, THE ORIGINATOR AND THE SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE SPV, THE SERVICER AND THE ORIGINATOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION




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WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH
PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 11.4 SHALL AFFECT THE RIGHT OF THE INVESTORS TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE SPV, THE ORIGINATOR OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

         (b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

         (c) The SPV, the Servicer, the Originator and the Guarantor each hereby appoint CT Corporation System located at 111 Eighth Avenue, New York, New York 10011 as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York by any Investor, the Agent, the Administrator or any successor or assignee of any of them.

         SECTION 11.5 INTEGRATION. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

         SECTION 11.6 SEVERABILITY OF PROVISIONS. If any one or more of the provisions of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of such other provisions.

         SECTION 11.7 COUNTERPARTS; FACSIMILE DELIVERY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

         SECTION 11.8 SUCCESSORS AND ASSIGNS; BINDING EFFECT. This Agreement shall be binding on the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that none of the SPV, the Servicer or the Originator may assign any of its rights or delegate any of its duties hereunder or under the First Tier Agreement or under any of the other Transaction Documents to which it is a party without the prior written consent of the Agent. Except as provided in CLAUSE (b) below, no provision of this Agreement shall in any manner restrict the




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ability of any Investor to assign, participate, grant security interests in, or otherwise transfer any portion of the Asset Interest.

         (a) Any Alternate Investor may assign all or any portion of its Commitment and its interest in the Net Investment, the Asset Interest and its other rights and obligations hereunder to any Person with the written approval of the SPV (which approval shall not be unreasonably withheld or delayed), the Administrator, on behalf of the Conduit Investor, and the Agent; PROVIDED, HOWEVER, such consent of the SPV shall not be required in the case of an assignment to Bank of America or an Affiliate of Bank of America (or, for the avoidance of doubt, in the case of a sale of a participation interest that does not affect the rights or obligations of such Alternate Investor hereunder). In connection with any such assignment, the assignor shall deliver to the assignee(s) an Assignment and Assumption Agreement, duly executed, assigning to such assignee a PRO RATA interest in such assignor's Commitment and other obligations hereunder and in the Net Investment, the Asset Interest and other rights hereunder, and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to protect, or more fully evidence the assignee's right, title and interest in and to such interest and to enable the Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. Upon any such assignment, (i) the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party with respect to such assignor's Commitment and interest in the Net Investment and the Asset Interest for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party and
(ii) the assignor shall have no further obligations with respect to the portion of its Commitment which has been assigned and shall relinquish its rights with respect to the portion of its interest in the Net Investment and the Asset Interest which has been assigned for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. No such assignment shall be effective unless a fully executed copy of the related Assignment and Assumption Agreement shall be delivered to the Agent and the SPV. All reasonable costs and expenses of the Agent incurred in connection with any assignment hereunder shall be borne by the SPV. No Alternate Investor shall assign any portion of its Commitment hereunder without also simultaneously assigning an equal portion of its interest in the Program Support Agreement to which it is a party or under which it has acquired a participation.

         (b) By executing and delivering an Assignment and Assumption Agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Transaction Documents or any such other instrument or document; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the SPV, the Originator or the Servicer or the performance or observance by the SPV, the Originator or the Servicer of any of their respective obligations under this




                                       82  Transfer and Administration Agreement
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Agreement, the First Tier Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, the First Tier Agreement, each other Transaction Document and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement and to purchase such interest; (iv) such assignee will, independently and without reliance upon the Agent, or any of its Affiliates, or the assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Transaction Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Transaction Documents and the Affected Assets; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Transaction Documents are required to be performed by it as the assignee of the assignor; and (vii) such assignee agrees that it will not institute against the Conduit Investor any proceeding of the type referred to in
SECTION 11.10 prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by the Conduit Investor.

         (c) Without limiting the foregoing, the Conduit Investor may, from time to time, with prior or concurrent notice to SPV and Servicer, in one transaction or a series of transactions, assign all or a portion of the Net Investment and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by the Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of the Net Investment, (ii) the related administrator for such Conduit Assignee will act as the Administrator for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the Administrator hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to the Conduit Investor and its Program Support Provider(s) herein and in the other Transaction Documents (including any limitation on recourse against such Conduit Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the Conduit Investor's obligations, if any, hereunder or any other Transaction Document, and the Conduit Investor shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Conduit Investor and such Conduit Assignee shall be several and not joint, (v) all distributions in respect of the Net Investment shall be made to the applicable agent or Administrator, as applicable, on behalf of the Conduit Investor and such Conduit Assignee on a PRO RATA basis according to their respective interests, (vi) the definition of the term "CP Rate" with respect to the portion of the Net Investment funded with commercial paper issued by the Conduit Investor from time to time shall be determined in the manner set forth in the definition of "CP Rate" applicable to the Conduit Investor on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than the Conduit




                                       83  Transfer and Administration Agreement

Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Agent or Administrator with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Agent or such Administrator may reasonably request to evidence and give effect to the foregoing. No assignment by the Conduit Investor to a Conduit Assignee of all or any portion of the Net Investment shall in any way diminish the related Alternate Investors' obligation under SECTION 2.3 to fund any Investment not funded by the Conduit Investor or such Conduit Assignee or to acquire from the Conduit Investor or such Conduit Assignee all or any portion of the Net Investment pursuant to SECTION 3.1.

         (d) In the event that the Conduit Investor makes an assignment to a Conduit Assignee in accordance with CLAUSE (d) above, the Alternate Investors:
(i) if requested by Bank of America, shall terminate their participation in the applicable Program Support Agreement to the extent of such assignment, (ii) if requested by Bank of America, shall execute (either directly or through a participation agreement, as determined by the Administrator) the program support agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement entered into by such Alternate Investor with respect to the applicable Program Support Agreement (or which shall be otherwise reasonably satisfactory to Bank of America and the Alternate Investors), (iii) if requested by the Conduit Investor, shall enter into such agreements as requested by the Conduit Investor pursuant to which they shall be obligated to provide funding to the Conduit Assignee on substantially the same terms and conditions as is provided for in this Agreement in respect of the Conduit Investor (or which agreements shall be otherwise reasonably satisfactory to the Conduit Investor and the Alternate Investors), and (iv) shall take such actions as the Agent shall reasonably request in connection therewith.

         (e) Each of the SPV, the Servicer and the Originator hereby agrees and consents to the assignment by the Conduit Investor from time to time of all or any part of its rights under, interest in and title to this Agreement and the Asset Interest to any Program Support Provider.

         SECTION 11.9 CONFIDENTIALITY. (a) Each of the Investors, the Agent and the Administrator agrees to treat any information concerning the Guarantor, the Originator or the SPV or the Transaction that is furnished to such Investor, the Agent or the Administrator, by or on behalf of the Guarantor, the Originator or the SPV in connection with the Transaction (such information being hereinafter referred to as the "EVALUATION MATERIAL") in accordance with the terms and conditions of this SECTION 11.9. For purposes of this Agreement, the term "Evaluation Material" shall not include information that (i) is in any Investor's, the Agent's or the Administrator's possession prior to its being provided by or on behalf of the Guarantor, the Originator or the SPV, PROVIDED that such information is not known by such Investor, the Agent or the Administrator, as applicable, to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, the Guarantor, the Originator or the SPV, (ii) is or becomes publicly available (other than through a breach of this Agreement by any Investor, the Agent or the Administrator, as applicable), or (iii) becomes available to any Investor, the Agent or the Administrator on a nonconfidential basis, provided that the source of such information was not known by such Investor, the Agent or the Administrator, as applicable,




                                       84  Transfer and Administration Agreement
to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information.

Each of the Investors, the Agent and the Administrator agrees that (i) it will use the Evaluation Material solely for the purpose of conducting an evaluation of the Transaction and for the purpose of administering and enforcing the Transaction and any document or instrument relating thereto and (ii) it will hold the Evaluation Material in confidence.

Notwithstanding the foregoing, any Investor, the Agent or the Administrator may disclose Evaluation Material to:

         (1) its affiliates or any of its or its affiliates' directors, officers, employees, advisors, representatives, attorneys, accountants, and auditors (collectively, the "REPRESENTATIVES") whom it determines need to know such information in connection with the Transaction; and such Investor, the Agent or the Administrator, as applicable, will inform the Representatives to whom it discloses Evaluation Material of the confidential nature of the Evaluation Material;

         (2) any governmental agency or regulatory body having or claiming to have authority to regulate or oversee any aspect of any Investor's, the Agent's or the Administrator's business or that of its Representatives in connection with the exercise of such authority or claimed authority;

         (3) any bank or financial institution or other entity to which any Investor has sold or desires to sell an interest or participation in the Transaction, PROVIDED that any such recipient of such Evaluation Material agrees in writing to keep such Evaluation Material confidential as specified herein;

         (4) any nationally recognized statistical rating organization rating the Conduit Investor's Commercial Paper, any dealer or placement agent of or depositary for the Conduit Investor's Commercial Paper, any Program Support Provider or any such Person's counsel or accountants; and the Agent or the Administrator will inform such Person of the confidential nature of such Evaluation Material; and

         (5) the extent necessary or appropriate to effect or preserve the Agent's (on behalf of the Investors) security interest hereunder or to enforce any right or remedy or in connection with any claims asserted by or against any Investor, the Agent or the Administrator or any of its Representatives or the Guarantor, the Originator, the Servicer or the SPV or any other Person involved in the Transaction.

If any Investor, the Agent or the Administrator or any of its Representatives is requested or required (orally or in writing, by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process) to disclose any of the Evaluation Material, such Investor, the Agent or the Administrator or such Representative, in the absence of a protective order, may disclose such information without liability. Such Investor, the Agent, the Administrator or such Representative, however, shall, to the extent permitted by law and as promptly as practicable, notify the Guarantor, the Originator or the SPV, as applicable, prior to such disclosure by such Investor, the Agent or the Administrator so that the Guarantor, the Originator or the SPV, as applicable, may seek at the Guarantor's, the Originator's or the SPV's sole expense a protective order or other appropriate remedy.




                                       85  Transfer and Administration Agreement

         (b) Each of the SPV, the Servicer and the Originator hereby agrees that it will not disclose the contents of this Agreement or any other Transaction Document or any other proprietary or confidential information of or with respect to any Investor, the Agent, the Administrator or any Program Support Provider to any other Person except (a) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized statistical rating organization, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information or (b) as otherwise required by applicable law or order of a court of competent jurisdiction.

         SECTION 11.10 NO BANKRUPTCY PETITION AGAINST THE CONDUIT INVESTOR. Each of the SPV, the Servicer and the Originator hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other rated indebtedness of the Conduit Investor, it will not institute against, or join any other Person in instituting against, the Conduit Investor any proceeding of a type referred to in the definition of Event of Bankruptcy.

         SECTION 11.11 RESETTING OF THREE-MONTH AVERAGE DELINQUENCY RATIO. Within six months of the Closing Date, the parties hereto agree to renegotiate in good faith the three-month rolling average Delinquency Ratio that shall cause a Termination Event under SECTION 8.1(i)(A). In the event that the parties shall not have agreed upon such three-month average Delinquency Ratio and executed an amendment with respect thereto by the date that is six months after the Closing Date, the percentage "4.00%" in SECTION 8.1(i)(A) shall be deemed to be amended to the percentage that equals the product of 2.5 TIMES the average of the Delinquency Ratios for the six months following the Closing Date; PROVIDED that the Delinquency Ratios for such six months shall be adjusted to address any problems related to back-billing as it arises from the Servicer's computer system measuring the due date of Scheduled Payments from the date of execution of the related Contract rather than the effective date of such Contract.

                               [SIGNATURES FOLLOW]




                                       86  Transfer and Administration Agreement

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                               RECEIVABLES CAPITAL
                               CORPORATION, as Conduit Investor

                               By:  /s/Douglas K. Johnson
                                    Name: Douglas K. Johnson
                                    Title:   President

                               DCC FUNDING LLC, as SPV

                               By:  /s/Jeffrey J. Van Cleve
                                    Name: Jeffrey J. Van Cleve
                                    Title:   Vice President

                               DIEBOLD CREDIT CORPORATION, individually and as Servicer

                               By: /s/Jeffrey J. Van Cleve
                                    Name:  Jeffrey J. Van Cleve
                                    Title:    Vice President & General Manager

                               DIEBOLD, INCORPORATED, as Guarantor

                               By:  /s/Gregory T. Geswein
                                    Name:  Gregory T. Geswein
                                    Title:    Senior Vice President and Chief
                                              Financial Officer

Commitment                     BANK OF AMERICA, NATIONAL ASSOCIATION,
----------                     as Agent, as Administrator and as an Alternate
$100,000,000                   Investor

                               By: /s/Erle R.L. Archer
                                    Name:  Erle R.L. Archer
                                    Title:    Principal



                                      S-1  Transfer and Administration Agreement

                                   SCHEDULE I

         SECTION 2.4 of this Agreement shall be read in its entirety as follows:

         SECTION 2.4 DETERMINATION OF YIELD AND RATE PERIODS. (a) From time to time, for purposes of determining the Rate Periods applicable to the different portions of the Net Investment and of calculating Yield with respect thereto, the Agent shall allocate the Net Investment to one or more tranches (each a "PORTION OF INVESTMENT"). At any time, each Portion of Investment shall have only one Rate Period and one Rate Type. In addition, at any time when the Net Investment is not divided into more than one portion, "Portion of Investment" means 100% of the Net Investment.

         (b) From time to time the Agent shall notify the Servicer of the number of Portion of Investment and the Rate Type of each Portion of Investment.

         (c) As used in this SECTION 2.4, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ALTERNATE RATE" means, for any Rate Period for any Portion of Investment, an interest rate PER ANNUM equal to the greater of (i) 0.50%, and
(ii) the sum of (A) the Applicable Eurodollar/Eurocurrency Margin for Revolving Credit Loans, Multicurrency Loans and Letter of Credit Fees as defined in the Credit Agreement plus (B) the Facility Fee as defined in the Credit Agreement plus (C) 0.125% (the "LIQUIDITY MARGIN") above the Offshore Rate for such Rate Period; PROVIDED, HOWEVER, that in the case of:

                  (i) any Rate Period which commences on a date other than a Settlement Date or which commences prior to the Agent receiving at least two (2) Business Days notice thereof, or

                  (ii) any Rate Period relating to a Portion of Investment which is less than $1,000,000,

the "ALTERNATE RATE" for each day in such Rate Period shall be an interest rate PER ANNUM equal to the Base Rate in effect on such day. The "ALTERNATE RATE" for any date on or after the declaration or automatic occurrence of Termination Date pursuant to SECTION 8.2 shall be an interest rate equal to 2.00% PER ANNUM above the Base Rate in effect on such day.

         "BASE RATE" means, for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate for such day, PLUS 0.50% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Agent as its "prime rate". The "prime rate" is a rate set by the Agent based upon various factors including the Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by the Agent shall take effect at the opening of business on the day specified in the public announcement of such change.




                                      I-1  Transfer and Administration Agreement

         "CP RATE" means, for any Rate Period for any Portion of Investment, the PER ANNUM rate equivalent to the weighted average cost (as determined by the Administrator and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by the Conduit Investor, other borrowings by the Conduit Investor (other than under any Program Support Agreement) and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by the Conduit Investor or the Administrator to fund or maintain such Portion of Investment (and which may be also allocated in part to the funding of other assets of the Conduit Investor); PROVIDED, HOWEVER, that if any component of such rate is a discount rate, in calculating the "CP RATE" for such Portion of Investment for such Rate Period, the Conduit Investor shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate PER ANNUM.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by it.

         "FLUCTUATION FACTOR" means 1.5.

         "OFFSHORE RATE" means for any Rate Period, a rate per annum determined by the Agent pursuant to the following formula:

                      Offshore Rate =           Offshore Base Rate
                                    ------------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

                  Where,

                  "OFFSHORE BASE RATE" means, for such Rate Period:

                  (a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in Dollars (for delivery on the first day of such Rate Period) with a term equivalent to such Rate Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Rate Period, or

                  (b) in the event the rate referenced in the preceding SUBSECTION (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British



                                       I-2 Transfer and Administration Agreement

         Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Rate Period) with a term equivalent to such Rate Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Rate Period, or

                  (c) in the event the rates referenced in the preceding SUBSECTIONS (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such Rate Period) in same day funds in the approximate amount of the applicable Portion of Investment to be funded by reference to the Offshore Rate and with a term equivalent to such Rate Period would be offered by its London Branch to major banks in the offshore dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Rate Period; and

                  "EURODOLLAR RESERVE PERCENTAGE" means, for any day during any Rate Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Investor, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "eurocurrency liabilities"). The Offshore Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "RATE PERIOD" means, unless otherwise mutually agreed by the Agent and the SPV, (a) with respect to any Portion of Investment funded by the issuance of Commercial Paper, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Portion of Investment and ending on (and including) the last day of the current calendar month, and (ii) thereafter, each period commencing on (and including) the first day after the last day of the immediately preceding Rate Period for such Portion of Investment and ending on (and including) the last day of the current calendar month; and
(b) with respect to any Portion of Investment not funded by the issuance of Commercial Paper, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Portion of Investment and ending on (but excluding) the next following Settlement Date, and (ii) thereafter, each period commencing on (and including) a Settlement Date and ending on (but excluding) the next following Settlement Date; PROVIDED, that

                  (A) any Rate Period with respect to any Portion of Investment (other than any Portion of Investment accruing Yield at the CP Rate) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; PROVIDED, HOWEVER, if Yield in respect of such Rate Period is computed by reference to the Offshore Rate, and such Rate Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Rate Period shall end on the next preceding Business Day;

                  (B) in the case of any Rate Period for any Portion of Investment which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Rate Period shall end on such Termination Date and the



                                      I-3  Transfer and Administration Agreement
         duration of each Rate Period which commences on or after the Termination Date shall be of such duration as shall be selected by the Agent; and

                  (C) any Rate Period in respect of which Yield is computed by reference to the CP Rate may be terminated at the election of, and upon notice thereof to the SPV by, the Agent any time, in which case the Portion of Investment allocated to such terminated Rate Period shall be allocated to a new Rate Period commencing on (and including) the date of such termination and ending on (but excluding) the next following Settlement Date, and shall accrue Yield at the Alternate Rate.

                  "RATE TYPE" means the Offshore Rate, the Base Rate or the CP Rate.

                  "YIELD" means:

                  (i) for any Portion of Investment during any Rate Period to the extent the Conduit Investor funds such Portion of Investment through the issuance of Commercial Paper,

                           CPR x I x  D
                                      ---
                                      360

                  (ii) for any Portion of Investment funded by the Alternate Investors and for any Portion of Investment to the extent the Conduit Investor will not be funding such Portion of Investment through the issuance of Commercial Paper,

                                                       D
                                                       -
                                            AR x I x 360
         where:

                  AR       =        the Alternate Rate for such Portion of
                                    Investment for such Rate Period,

                  CPR      =        the CP Rate for such Portion of Investment
                                    for such Rate Period (as determined by the Administrator on or prior to the fifth
                                    Business Day of the calendar month next
                                    following such Rate Period),

                  D        =        the actual number of days during such Rate
                                    Period, and


                  I        =        the weighted average of such Portion of
                                    Investment during such Rate Period;


PROVIDED that no provision of the Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; PROVIDED, FURTHER, that at all times after the declaration or automatic occurrence of the Termination Date pursuant to SECTION 8.2, Yield for all Portion of Investment shall be determined as provided in CLAUSE (ii) of this definition and PROVIDED, FINALLY, that if the CPR or the AR is determined by reference to the Base Rate, the denominator of 360 shall be changed to 365.



                                      I-4  Transfer and Administration Agreement

                  (d) OFFSHORE RATE PROTECTION; ILLEGALITY. (i) If the Agent is unable to obtain on a timely basis the information necessary to determine the Offshore Rate for any proposed Rate Period, then

                           (A) the Agent shall forthwith notify the Conduit
                  Investor or Alternate Investors, as applicable, and the SPV that the Offshore Rate cannot be determined for such Rate Period, and

                           (B) while such circumstances exist, none of the
                  Conduit Investor, the Alternate Investors or the Agent shall allocate any Portion of Investment with respect to Investments made during such period or reallocate any Portion of Investment allocated to any then existing Rate Period ending during such period, to a Rate Period with respect to which Yield is calculated by reference to the Offshore Rate.

                  (ii) If, with respect to any outstanding Rate Period, the Conduit Investor or any of the Alternate Investors on behalf of which the Agent holds any Portion of Investment notifies the Agent that it is unable to obtain matching deposits in the London interbank market to fund its purchase or maintenance of such Portion of Investment or that the Offshore Rate applicable to such Portion of Investment will not adequately reflect the cost to the Person of funding or maintaining such Portion of Investment for such Rate Period, then (A) the Agent shall forthwith so notify the SPV and the Investors and (B) upon such notice and thereafter while such circumstances exist none of the Agent, the Conduit Investor or the Alternate Investors, as applicable, shall allocate any other Portion of Investment with respect to Investments made during such period or reallocate any Portion of Investment allocated to any Rate Period ending during such period, to a Rate Period with respect to which Yield is calculated by reference to the Offshore Rate.

                  (iii) Notwithstanding any other provision of this Agreement, if the Conduit Investor or any of the Alternate Investors, as applicable, shall notify the Agent that such Person has determined (or has been notified by any Program Support Provider) that the introduction of or any change in or in the interpretation of any Law makes it unlawful (either for the Conduit Investor, such Alternate Investor, or such Program Support Provider, as applicable), or any central bank or other Official Body asserts that it is unlawful, for the Conduit Investor, such Alternate Investor or such Program Support Provider, as applicable, to fund the purchases or maintenance of any Portion of Investment accruing Yield calculated by reference to the Offshore Rate, then (A) as of the effective date of such notice from such Person to the Agent, the obligation or ability of the Conduit Investor or such Alternate Investor, as applicable, to fund the making or maintenance of any Portion of Investment accruing Yield calculated by reference to the Offshore Rate shall be suspended until such Person notifies the Agent that the circumstances causing such suspension no longer exist and (B) each Portion of Investment made or maintained by such Person shall either (1) if such Person may lawfully continue to maintain such Portion of Investment accruing Yield calculated by reference to the Offshore Rate until the last day of the applicable Rate Period, be reallocated on the last day of such Rate Period to another Rate Period and shall accrue



                                      I-5  Transfer and Administration Agreement

         Yield calculated by reference to the Base Rate or (2) if such Person shall determine that it may not lawfully continue to maintain such Portion of Investment accruing Yield calculated by reference to the Offshore Rate until the end of the applicable Rate Period, such Person's share of such Portion of Investment allocated to such Rate Period shall be deemed to accrue Yield at the Base Rate from the effective date of such notice until the end of such Rate Period.



                                      I-6  Transfer and Administration Agreement

                                   SCHEDULE II

                             (SETTLEMENT PROCEDURES)

         SECTIONS 2.12 through 2.15 of the Agreement shall be read in their entirety as follows:

         SECTION 2.12 SETTLEMENT PROCEDURES. (a) DAILY PROCEDURE. On each day, the Servicer shall, out of the Collections of Pool Receivables received or deemed received by the SPV or the Servicer on such day:

                  (i) hold in trust for the benefit of the Agent an amount equal to the aggregate of the Yield (which, in the case of Yield computed by reference to the CP Rate, shall be determined for such purpose using the CP Rate most recently determined by the Administrator, MULTIPLIED BY the Fluctuation Factor) and Servicing Fee accrued through such day for all Portion of Investment and any other Aggregate Unpaids (other than Net Investment) accrued through such day and not previously set aside; and

                  (ii) set aside and hold in trust for the benefit of the Agent an amount equal to the excess, if any, of

                           (A)      the greatest of:

                                    (1)     if the SPV shall have elected to
                                            reduce the Net Investment under
                                            SECTION 2.13, the amount of the
                                            proposed reduction,

                                    (2)     the amount, if any, by which the sum
                                            of the Net Investment and Required
                                            Reserves shall exceed the ADCB
                                            (MINUS any portion of the Required
                                            Reserves attributable to such
                                            excess), together with the amount,
                                            if any, by which the Net Investment
                                            shall exceed the Maximum Net
                                            Investment, and

                                    (3)     if such day is on or after the
                                            Termination Date, the Net
                                            Investment; OVER

                           (B) the aggregate of the amounts theretofore set
                  aside and then so held for the benefit of the Agent pursuant to this CLAUSE (ii); and

                  (iii) pay the remainder, if any, of such Collections to the SPV for application to Reinvestment, for the benefit of the Agent, in the Pool Receivables and other Affected Assets in accordance with
         SECTION 2.2(b). To the extent and for so long as such Collections may not be reinvested pursuant to SECTION 2.2(b), the Servicer shall hold such Collections in trust for the benefit of the Agent.

         (b) SETTLEMENT PROCEDURES. On each Settlement Date, the Servicer shall deposit to the Agent's account:



                                     II-1  Transfer and Administration Agreement

                           (A) out of the amounts set aside pursuant to CLAUSE
                  (i) of SECTION 2.12(a), an amount equal to the accrued and unpaid Yield and Servicing Fee for the related Rate Period together with any other Aggregate Unpaids (other than Net Investment), including amounts due under the Hedging Agreements, then due; and

                           (B) out of the amount, if any, set aside pursuant to
                  CLAUSE (ii) and (to the extent not theretofore reinvested) CLAUSE (iii) of SECTION 2.12(a) and not theretofore deposited to the Agent's account pursuant to this SECTION 2.12(b), an amount equal to the lesser of such amount and the Net Investment;

PROVIDED, HOWEVER, that if the Agent gives its consent (which consent may be revoked at any time), the Servicer may retain amounts that would otherwise be deposited in respect of accrued and unpaid Servicing Fee, in which case no distribution shall be made in respect of such Servicing Fee under CLAUSE (c) below. Any amounts set aside pursuant to SECTION 2.12(a) in excess of the amount required to be deposited in the Agent's account pursuant to this subsection (b) shall continue to be set aside and held in trust by the Servicer for application on the next succeeding Settlement Date(s).

         (c) ORDER OF APPLICATION. Upon receipt by the Agent on any Yield Payment Date of funds deposited pursuant to SUBSECTION (b), the Agent shall distribute them to the Investors, PRO RATA based on the amount of accrued and unpaid Yield owing to each of them, in payment of the accrued and unpaid Yield on the Portion of Investment for the related Rate Period. Upon receipt by the Agent of funds deposited pursuant to SUBSECTION (b), the Agent shall distribute them to the Persons, for the purposes and in the order of priority set forth below:

                  (i) pro rata to each Hedge Counterparty (based on the amount payable thereto under this CLAUSE (i)), any amounts (other than any Hedge Breakage Costs) owing to that Hedge Counterparty under its Hedging Agreement in respect of any Hedge Transactions, for the payment thereof;

                  (ii) to the Investors, PRO RATA based on the amount of accrued and unpaid Yield owing to each of them, in payment of the accrued and unpaid Yield on all Portions of Investment for the related Rate Period;

                  (iii) if the Originator or any Affiliate of the Originator is not then the Servicer, to the Servicer in payment of the accrued and unpaid Servicing Fee payable on such Settlement Date;

                  (iv) to the Investors, PRO RATA based on their respective interests in the Asset Interest (as determined in accordance with SECTION 2.1(b)) except as otherwise provided in SECTION 3.3(b), in reduction of the Net Investment;

                  (v) to the Agent, the Administrator, the applicable Investor or such other Person as may be entitled to such payment, in payment of any other Aggregate Unpaids owed by the SPV or the Guarantor hereunder to such Person (other than Net Investment, Yield and Servicing Fee); and



                                      II-2 Transfer and Administration Agreement

                  (vi) if the Originator or any Affiliate of the Originator is the Servicer, to the Servicer in payment of the accrued Servicing Fee payable on such Settlement Date, to the extent not paid pursuant to CLAUSE (ii) above or retained pursuant to SUBSECTION (b) above.

         SECTION 2.13 OPTIONAL REDUCTION OF NET INVESTMENT. The SPV may at any time elect to cause the reduction of the Net Investment as follows:

         (a) the SPV shall instruct the Servicer to (and the Servicer shall) set aside Collections and hold them in trust for the Agent under CLAUSE (ii) of
SECTION 2.12(a) until the amount so set aside shall equal the desired amount of reduction;

         (b) the SPV shall give the Agent at least one Business Day's prior written notice of the amount of such reduction and the date on which such reduction will occur; and

         (c) on each Settlement Date occurring at least the Required Notice Days after the date of the SPV's notice, the Servicer shall pay to the Agent, in reduction of the Net Investment, the amount of such Collections so held or, if less, the Net Investment (it being understood that the Net Investment shall not be deemed reduced by any amount set aside or held pursuant to this SECTION 2.13 unless and until, and then only to the extent that, such amount is finally paid to the Agent as aforesaid); PROVIDED that, the amount of any such reduction shall be not less than [$1,000]. For purposes hereof "REQUIRED NOTICE DAYS" means (i) two (2) Business Days in the case of a reduction of Net Investment of less than $10,000,000, (ii) five (5)Business Days in the case of a reduction of Net Investment of at least $10,000,000 and less than $20,000,000, and (iii) ten
(10) Business Days in the case of a reduction of Net Investment of $20,000,000 or more.

         SECTION 2.14 APPLICATION OF COLLECTIONS DISTRIBUTABLE TO SPV. Unless otherwise instructed by the SPV, the Servicer shall allocate and apply, on behalf of the SPV, Collections distributable to the SPV hereunder FIRST, to the payment or provision for payment of the SPV's operating expenses, as instructed by the SPV, SECOND, to the payment or provision for payment when due of accrued interest on any deferred portion of the purchase price of Pool Receivables payable by the SPV to the Originator under the First Tier Agreement, THIRD, to the payment to the Originator of the purchase price of new Pool Receivables in accordance with the First Tier Agreement, FOURTH, to the payment to the Originator of the deferred portion of the purchase price of Pool Receivables theretofore purchased from the Originator pursuant to the First Tier Agreement, and FIFTH, to the making of advances to the Originator pursuant to SECTION 3.2 of the First Tier Agreement, subject to SECTION 6.2(k).

         SECTION 2.15 COLLECTIONS HELD IN TRUST. So long as the SPV or the Servicer shall hold any Collections or Deemed Collections then or thereafter required to be paid by the SPV to the Servicer or by the SPV or the Servicer to the Agent, it shall hold such Collections in trust, and, if requested by the Agent after the occurrence and during the continuance of a Termination Event or Potential Termination Event, shall deposit such Collections within one Business Day of receipt thereof into the Collection Account. The Net Investment shall not be deemed reduced by any amount held in trust or in the Collection Account pursuant to SECTION 2.12 unless and until, and then only to the extent that, such amount is finally paid to the Agent in accordance with SECTION 2.12(b).



                                      II-3 Transfer and Administration Agreement

                                 SCHEDULE 4.1(g)

                            LIST OF ACTIONS AND SUITS
                            -------------------------

         Diebold, Incorporated ("DI") - There is a potential claim by the Internal Revenue Service concerning the deductibility of interest related to loans from DI's corporate-owned life insurance programs. This claim represents an exposure for additional taxes of approximately $17,600,000.00, excluding interest.



                                4.1(g)-1   Transfer and Administration Agreement

                                 SCHEDULE 4.1(i)

                     LOCATION OF CERTAIN OFFICES AND RECORDS
                     ---------------------------------------

Principal Place of Business:        Servicer:
                                    --------
                                    5995 Mayfair Road
                                    North Canton, OH 44720

                                    SPV:
                                    ---
                                    5995 Mayfair Road
                                    North Canton, OH 44720

Chief Executive Office:             Servicer:
                                    --------
                                    5995 Mayfair Road
                                    North Canton, OH 44720

                                    SPV:
                                    ---
                                    5995 Mayfair Road
                                    North Canton, OH 44720

Location of Records:                5995 Mayfair Road
                                    North Canton, OH 44720



                                4.1(i)-1   Transfer and Administration Agreement

                                 SCHEDULE 4.1(s)

               LIST OF BLOCKED ACCOUNT BANKS AND BLOCKED ACCOUNTS
               --------------------------------------------------

National City Bank
P.O. Box 931743
Cleveland, OH 44193
Account # 4885889
ABA 041000124

Key Bank
7th Floor
127 Public Square
Cleveland, OH 44114-1306
Account # 1000567164



                                 4.1(s)-1  Transfer and Administration Agreement

                                  SCHEDULE 11.3

                         ADDRESS AND PAYMENT INFORMATION
                         -------------------------------

                  If to the Conduit Investor:

                           Receivables Capital Corporation
                           c/o Amacar Group, L.L.C.
                           6525 Morrison Boulevard, Suite 318
                           Charlotte, North Carolina 28211
                           Attention:       Evelyn Echevarria, Vice President
                           Telephone:       704/365-0569
                           Facsimile:       704/365-1362

                           (with a copy to the Administrator)

                  If to the SPV:

                           DCC Funding LLC
                           5995 Mayfair Road
                           Mail Code 9-C-29
                           North Canton, Ohio 44720-1597
                           Attention: Jeffrey J. VanCleve, Vice President
                           Telephone:       330/490-6826
                           Facsimile:       330/490-6823

                           Payment Information:
                           [BANK]
                           ABA [_________]
                           Account [__________]
                           Reference [__________]

                  If to the Originator or the Servicer:

                           Diebold Credit Corporation
                           5995 Mayfair Road
                           Mail Code 9-C-25
                           North Canton, Ohio 44720-1597
                           Attention:       Jeffrey J. VanCleve,
                                            Vice President and General Manager
                           Telephone:       330/490-6826
                           Facsimile:       330/490-6823



                                   11.3-1  Transfer and Administration Agreement

                  If to the Guarantor:

                           Diebold, Incorporated
                           5995 Mayfair Road
                           North Canton, Ohio 44720-1597
                           Attention: Gregory T. Geswein, Senior
                           Vice President and Chief Financial Officer
                           Telephone:       330/490-6600
                           Facsimile:       330/490-4555

                  with a copy to:

                           Diebold, Incorporated
                           5995 Mayfair Road
                           North Canton, Ohio 44720-1597
                           Attention: Warren Dettinger,
                           Vice President and General Counsel
                           Telephone:       330/490-5037
                           Facsimile:       330/490-4450

                  If to the Agent:

                           Bank of America, National Association, as Agent
                           231 South LaSalle Street, 16th Floor
                           Chicago, Illinois  60697
                           Attention:       Banc of America Securities LLC
                                            Global Asset Backed Securitization
                                            Group;
                                            Portfolio Management
                           Telephone:       312/828-6471
                           Facsimile:       312/923-0273

                  If to the Administrator:

                           Bank of America, National Association,
                           as Administrator
                           Bank of America Corporate Center,
                           10th Floor
                           Charlotte, North Carolina 28255
                           Attention:       Banc of America Securities LLC
                           Global Asset Backed Securitization Group;
                           Conduit Management
                           Telephone:       704/388-3113
                           Facsimile:       704/387-2828



                                   11.3-2  Transfer and Administration Agreement

                  Payment Information:

                  For Upfront Fees (as defined in the Fee Letter)

                           Bank of America, National Association
                           ABA 053-000-196
                           for the account of Bank of America Charlotte, NC
                           Account No.:     1093601650000
                           Ref.: DCC Funding LLC/RCC
                           Attention:       S. Chiou

                  For other amounts:

                           Bankers Trust Company
                           ABA 021-001-033
                           BTCO as depository for Bank of America, as
                           Administrator
                           Account No: 00-384-710
                           Ref: DCC Funding LLC/RCC
                           Attention:       Jessica Richmond



                                   11.3-3  Transfer and Administration Agreement

                                                                       Exhibit A
                                                                       ---------

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                   -------------------------------------------

         Reference is made to the Transfer and Administration Agreement dated as of March 30, 2001 as it may be amended, restated, supplemented or otherwise modified from time to time (as so amended, restated, supplemented or modified, the "AGREEMENT") among DCC Funding LLC, as transferor (in such capacity, the "SPV"), Diebold Credit Corporation, individually (the "ORIGINATOR") and as servicer (in such capacity, the "SERVICER"), Diebold, Incorporated, as guarantor, Receivables Capital Corporation, a Delaware corporation, and Bank of America, National Association, a national banking association. Terms defined in the Agreement are used herein with the same meaning.

         [___________________] (the "ASSIGNOR") and [_____________________] (the
"ASSIGNEE") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation and warranty, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to all of the Assignor's rights and obligations under the Agreement and the other Transaction Documents. Such interest expressed as a percentage of all rights and obligations of the Alternate Investors, shall be equal to the percentage equivalent of a fraction the numerator of which is $[________][This amount should match dollar amount of the Alternate Investor's participation under the Participation Agreement.] and the denominator of which is the Facility Limit. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth on the signature page hereto.

         2. [In consideration of the payment of $[___________], being [___]% of the existing Net Investment, and of $[___________], being [___]% of the aggregate unpaid accrued Discount, receipt of which payment is hereby acknowledged, the Assignor hereby assigns to the Agent for the account of the Assignee, and the Assignee hereby purchases from the Assignor, a [___]% interest in and to all of the Assignor's right, title and interest in and to the Net Investment purchased by the undersigned on [________________], 20[__] under the Agreement.][Include if an existing Net Investment is being assigned.]

         3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Pool Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the SPV or the Servicer or the Originator or the performance or observance by any of the SPV or the Servicer or the Originator of any of its obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.



                              Exhibit A-1  Transfer and Administration Agreement

         4. The Assignee (i) confirms that it has received a copy of the Agreement and the First Tier Agreement together with copies of the financial statements referred to in Section 6.1(a) of the Agreement, to the extent delivered through the date of this Assignment and Assumption Agreement (the "ASSIGNMENT"), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, any of its Affiliates, the Assignor or any other Alternate Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Transaction Document; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as an Alternate Investor; [and] (v) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof[; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty]. [To be included if the Assignee is organized under the laws of a jurisdiction outside the United States.]

         5. The effective date for this Assignment shall be the later of (i) the date on which the Agent receives this Assignment executed by the parties hereto and receives the consent of the Administrator, on behalf of the Conduit Investor, and (ii) the date of this Assignment (the "EFFECTIVE DATE"). Following the execution of this Assignment and the consent of the Administrator, on behalf of the Conduit Administrator, this Assignment will be delivered to the Agent for acceptance and recording.

         6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment, have the rights and obligations of an Alternate Investor thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Agreement.

         7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments in respect of such interest in Net Investment, Discount and fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

         8. The Assignee shall not be required to fund hereunder an aggregate amount at any time outstanding in excess of $[___________][This should match the commitment amount for this Alternate Investor.], MINUS the aggregate outstanding amount of any interest funded by the Assignee in its capacity as a participant under the Liquidity Provider Agreement.



                              Exhibit A-2  Transfer and Administration Agreement

         9. The Assignor agrees to pay the Assignee its PRO RATA share of fees in an amount equal to the product of (a) [_____] PER ANNUM and (b) the Commitment during the period after the Effective Date for which such fees are owing and paid by the SPV pursuant to the Agreement. Amounts paid under this section shall be credited against amounts payable to the Assignee under Section 19 of the Participation Agreement dated as of [date] by and between Bank of America and [Alternate Investor] (and vice versa).

         10. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         11. This agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

         12. If any one or more of the covenants, agreements, provisions or terms of this agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this agreement and shall in no way affect the validity or enforceability of the other provisions of this agreement.

         13. This agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile of an executed signature page of this agreement shall be effective as delivery of an executed counterpart hereof.

         14. This agreement shall be binding on the parties hereto and their respective successors and assigns.



                              Exhibit A-3  Transfer and Administration Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                [ASSIGNOR]

                                By:
                                   --------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


[ASSIGNEE]

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------



                              Exhibit A-4  Transfer and Administration Agreement


Address for notices and Account for payments:

For Credit Matters:                                          For Administrative Matters:

[NAME]                                                       [NAME]

Attention:                                                   Attention:

Telephone: [(___) ___-____]                                  Telephone: [(___) ___-____]
Telefax:   [(___) ___-____]                                  Telefax:   [(___) ___-____]

Account for Payments:

NAME

ABA Number:     [___-___-___]
Account Number: [___________]
Attention:      [______________]

     Re:    [________________]

Consented to this [_____] day of                             Accepted this[ _____] day of
[_______________________], 20[__]                            [__________________], 20[__]

[______________], as                                         [______________], as Agent
Administrator

By:_____________________________________________________     By:_____________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

DCC FUNDING, LLC

By:_____________________________________________________
     Name:______________________________________________
     Title:_____________________________________________




                              Exhibit A-5  Transfer and Administration Agreement

                                                                       Exhibit B
                                                                       ---------

                                FORM OF CONTRACTS
                                -----------------



                              Exhibit B-1  Transfer and Administration Agreement

                                                                       Exhibit C
                                                                       ---------

                  CREDIT AND COLLECTION POLICIES AND PRACTICES
                  --------------------------------------------



                              Exhibit C-1  Transfer and Administration Agreement

                                                                       Exhibit D
                                                                       ---------

                           FORM OF INVESTMENT REQUEST
                           --------------------------

       DCC Funding LLC (the "SPV"), pursuant to SECTION 2.2(a) of the Transfer and Administration Agreement, dated as of March 30, 2001 (as amended, modified, restated or supplemented from time to time, the "AGREEMENT"), among Receivables Capital Corporation (the "CONDUIT INVESTOR"), the SPV, Diebold Credit Corporation, as servicer, Diebold, Incorporated, as guarantor, and Bank of America, National Association, a national banking association, as agent, administrative agent and as the Alternate Investor, hereby requests that the [Conduit Investor][Alternate Investors] effect an Investment from it pursuant to the following instructions:

Investment Date:[___________________________________]
Investment request is made to: [Conduit Investor][Alternate Investors] Purchase Price:[ ___________________________________](1)
Account to be credited:

         [bank name]
         ABA No.[ _____________________________________]
         Account No. [_________________________________]
         Reference No.[ _______________________________]

       Please credit the above-mentioned account on the Investment Date. Capitalized terms used herein and not otherwise defined herein have the meaning assigned to them in the Agreement.

       The SPV hereby certifies as of the date hereof that the conditions precedent to such Investment set forth in SECTION 4.2 of the Agreement have been satisfied, and that all of the representations and warranties made in SECTION
3.1 of the Agreement are true and correct on and as of the Investment Date, both before and after giving effect to the Investment.

                                        DCC FUNDING LLC

Dated: __________________               By:_____________________________________
                                             Name:
                                             Title:



--------
(1)        At least $1,000,000 and in integral multiples of $500,000.



                              Exhibit D-1  Transfer and Administration Agreement

                                                                       Exhibit E
                                                                       ---------

                        FORM OF BLOCKED ACCOUNT AGREEMENT
                        ---------------------------------

                                     [Date]

[Name and Address of Blocked Account Bank]

         Re:      [Diebold Credit Corporation][DCC Funding LLC]
                  Blocked Account

No[s]. [___________]

Ladies and Gentlemen:

         [Diebold Credit Corporation ("DCC" or, in its capacity as servicer for the Agent, the "SERVICER")][DCC Funding LLC ("the "SPV")] ( hereby notifies you that in connection with certain transactions involving its receivables, it has transferred exclusive ownership and dominion of its [blocked][lock-box] account no[s]. [__________][and the related lock-boxes no[s].[_______] maintained with you (collectively the "ACCOUNTS") to [the SPV, the Accounts shall be retitled in the name of the SPV, the SPV has in turn transferred exclusive ownership and dominion of the Accounts to] Bank of America, National Association, a national banking association, as agent (the "AGENT"), and that the Agent will have exclusive control of the Accounts to the Agent effective upon delivery to you of the Notice of Effectiveness (as hereinafter defined).

         In furtherance of the foregoing, the [Servicer,] the SPV and the Agent hereby instruct you, beginning on the date of your receipt of a notice in the form of Annex I (the "NOTICE OF EFFECTIVENESS"): (i) to collect the monies, checks, instruments and other items of payment mailed to the Accounts; (ii) to deposit into the Accounts all such monies, checks, instruments and other items of payment or all funds collected with respect thereto (unless otherwise instructed by the Agent); and (iii) to transfer all funds deposited and collected in the Accounts pursuant to instructions given to you by the Agent from time to time.

         You are hereby further instructed: (i) unless and until the Agent notifies you to the contrary at any time after your receipt of the Notice of Effectiveness, to make such transfers from the Accounts at such times and in such manner as the Servicer, in its capacity as collection agent for the Agent, shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (ii) to permit the Servicer (in its capacity as collection agent for the Agent) and the Agent to obtain upon request any information relating to the Accounts, including, without limitation, any information regarding the balance or activity of the Accounts.

         The SPV also hereby notifies you that, beginning on the date of your receipt of the Notice of Effectiveness and notwithstanding anything herein or elsewhere to the contrary, the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Accounts, including, without limitation, the right to specify when payments are to be made out of



                               Exhibit E-1 Transfer and Administration Agreement
or in connection with the Accounts. The Agent has a continuing interest in all of the checks and their proceeds and all monies and earnings, if any, thereon in the Accounts, and you shall be the Agent's agent for the purpose of holding and collecting such property. The monies, checks, instruments and other items of payment mailed to, and funds and wire transfers deposited to, the Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Agent (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Accounts, and (ii) the face amount of any checks which have been credited to the Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

         This Agreement may not be terminated at any time by [DCC,][the Servicer,] the SPV or you without the prior written consent of the Agent. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Agent and [DCC][the Servicer and] the SPV.

         You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the SPV. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

         You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to so sign.

         You agree to give the Agent and the SPV prompt notice if the Accounts become subject to any writ, garnishment, judgment, warrant of attachment, execution or similar process.

         Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be personally served or sent by facsimile or by courier service or by United States mail and shall be deemed to have been delivered when delivered in person or by courier service or by facsimile or three (3) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, (i) the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Agent and (ii) the address of the Agent shall be:

         Bank of America, National Association
         231 South LaSalle Street, 16th Floor
         Chicago, Illinois  60697
         Attention:        Banc of America Securities LLC
                           Asset Securitization Group; Portfolio Management
         Telephone:        312/828-6471
         Facsimile:        312/923-0273

or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.



                              Exhibit E-2  Transfer and Administration Agreement

         Please agree to the terms of, and acknowledge receipt of, this notice by signing in the space provided below.



                              Exhibit E-3  Transfer and Administration Agreement

         The exclusive control of the Accounts, referred to in the FIRST PARAGRAPH of this letter, shall become effective upon delivery to you of a notice (the "NOTICE OF EFFECTIVENESS") in substantially the form attached hereto as ANNEX 1.

                              Very truly yours,

                              DIEBOLD CREDIT CORPORATION, [individually and] as Servicer

                              By:____________________________________________

                                   Title:____________________________________

                              [Address]

                              Attention:
                              Facsimile:

                              DCC FUNDING LLC

                              By:____________________________________________
                                   Title:____________________________________

                              [Address]

                              Attention:
                              Facsimile:

                              BANK OF AMERICA, NATIONAL ASSOCIATION, as Agent

                              By:____________________________________________
                                   Title:____________________________________


ACKNOWLEDGED AND AGREED:

[NAME OF BLOCKED ACCOUNT BANK]
By:_____________________________________________________
     Title:_____________________________________________


Date:___________________________________________________

[Address]
Attention:
Facsimile:



                              Exhibit E-4  Transfer and Administration Agreement

                                     ANNEX 1
                          TO BLOCKED ACCOUNT AGREEMENT
                        [FORM OF NOTICE OF EFFECTIVENESS]

                        DATED: [________________], 20[__]

TO:      [Name of Blocked Account Bank]

[Address]

ATTN: [______________________]

         Re:      Blocked Account No[s]. [_______]

Ladies and Gentlemen:

         We hereby give you notice that the exclusive control of the above-referenced Blocked Account[s], as described in our letter agreement with you dated [________________], 20[__] is effective as of the date hereof. You are hereby instructed to comply immediately with the instructions set forth in that letter.

                                   Very truly yours,

                                   DIEBOLD CREDIT CORPORATION, as Servicer

                                   By:_______________________________________
                                        Title:_______________________________

                                   [Address]

                                   Attention:
                                   Facsimile:

                                   DCC FUNDING LLC

                                   By:_______________________________________
                                        Title:_______________________________

                                   [Address]

                                   Attention:
                                   Facsimile:



                              Exhibit E-5  Transfer and Administration Agreement

ACKNOWLEDGED AND AGREED:
[NAME OF BLOCKED ACCOUNT BANK]

By:_____________________________________________________
     Title:_____________________________________________


Date:___________________________________________________

[Address]
Attention:
Facsimile:



                              Exhibit E-6  Transfer and Administration Agreement

                                                                       Exhibit F
                                                                       ---------

                             FORM OF SERVICER REPORT
                             -----------------------

    [To be created by the Agent and Originator/Servicer. This form should be reviewed by the assigned Portfolio Manager prior to submitting it to the client.]



                             Exhibit F-1  Transfer and Administration Agreement

                                                                       Exhibit G
                                                                       ---------

                       FORM OF SPV SECRETARY'S CERTIFICATE
                       -----------------------------------

                             SECRETARY'S CERTIFICATE

March ___, 2001

         I, [__________________], the undersigned [________________] of DCC
FUNDING LLC (the "SPV"), a Delaware limited liability company, DO HEREBY CERTIFY that:

         1. Attached hereto as ANNEX A is a true and complete copy of the Certificate of Formation of the SPV as in effect on the date hereof.

         2. Attached hereto as ANNEX B is a true and complete copy of the limited liability company agreement of the SPV as in effect on the date hereof.

         3. Attached hereto as ANNEX C is a true and complete copy of the resolutions duly adopted by the Board of Managers of the SPV [adopted by consent] as of March __, 2001, authorizing the execution, delivery and performance of each of the documents mentioned therein, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

         4. The below-named persons have been duly qualified as and at all times since March 30, 2001, to and including the date hereof have been officers or representatives of the SPV holding the respective offices or positions below set opposite their names and are authorized to execute on behalf of the SPV the below-mentioned Transfer and Administration Agreement and all other Transaction Documents (as defined in such Transfer and Administration Agreement) to which the SPV is a party and the signatures below set opposite their names are their genuine signatures:

NAME                            SIGNATURES                                OFFICE

                                ---------------------------------

                                ---------------------------------



                              Exhibit G-1  Transfer and Administration Agreement

         WITNESS my hand and seal of the SPV as of the day first above written.

                                                    ----------------------------
                                                    Secretary

         I, [________________] the undersigned, Vice President of the SPV, DO HEREBY CERTIFY that [_____________________] is the duly elected and qualified Secretary of the SPV and the signature above is his/her genuine signature.

         WITNESS my hand as of the day first above written.

                                                    ----------------------------
                                                    Vice President



                              Exhibit G-2  Transfer and Administration Agreement

                                                                       Exhibit H
                                                                       ---------

        FORM OF [ORIGINATOR/SERVICER][GUARANTOR] SECRETARY'S CERTIFICATE
        ----------------------------------------------------------------

                             SECRETARY'S CERTIFICATE

March ___, 2001

         I, [__________________], the undersigned [________________] of [Diebold
Credit Corporation, a Delaware Corporation (the "ORIGINATOR/SERVICER")][Diebold, Incorporated, an Ohio corporation], DO HEREBY CERTIFY that:

         1. Attached hereto as ANNEX A is a true and complete copy of the Articles of Organization of the [Originator/Servicer][Guarantor] as in effect on the date hereof.

         2. Attached hereto as ANNEX B is a true and complete copy of the By-laws of the [Originator/Servicer][Guarantor] as in effect on the date hereof.

         3. Attached hereto as ANNEX C is a true and complete copy of the resolutions duly adopted by the Board of Directors of the [Originator/Servicer][Guarantor][adopted by consent] as of [________________], 20[__], authorizing the execution, delivery and performance of each of the documents mentioned therein, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

         4. The below-named persons have been duly qualified as and at all times since [________________], 20[__], to and including the date hereof have been officers or representatives of the [Originator/Servicer][Guarantor] holding the respective offices or positions below set opposite their names and are authorized to execute on behalf of the [Originator/Servicer][Guarantor] the below-mentioned First Tier Agreement, the Transfer and Administration Agreement dated as of March 30, 2001 among the Originator/Servicer, DCC Funding LLC, Diebold, Incorporated, Receivables Capital Corporation, Bank of America, National Association and certain financial institutions named therein (the "AGREEMENT") and all other Transaction Documents to which the [Originator/Servicer][Guarantor] is a party and the signatures below set opposite their names are their genuine signatures:

NAME                            SIGNATURES                                OFFICE

                                ------------------------------

                                ------------------------------



                              Exhibit H-1  Transfer and Administration Agreement

         WITNESS my hand and seal of the [Originator/Servicer][Guarantor] as of the date first above written.

                                                --------------------------------
                                                Secretary

         I, the undersigned, Vice President of the [Originator/Servicer][Guarantor], DO HEREBY CERTIFY that [_____________________] is the duly elected and qualified Secretary of the [Originator/Servicer][Guarantor] and the signature above is his/her genuine signature.

         WITNESS my hand as of the date first above written.

                                                --------------------------------
                                                Vice President



                              Exhibit H-2  Transfer and Administration Agreement

                                                                       Exhibit I
                                                                       ---------

         FORM OF OPINION OF COUNSEL FOR THE SPV, ORIGINATOR AND SERVICER
         ---------------------------------------------------------------

                                 March 30, 2001

Receivables Capital Corporation
c/o Amacar Group, L.L.C.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina  28211

Bank of America, National Association
231 South LaSalle Street
Suite 1611
Chicago, Illinois  60697

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 5.1(l) of the Transfer and Administration Agreement dated as of March 30, 2001 (the "AGREEMENT") among DCC Funding LLC, a Delaware limited liability company (the "SPV"), Diebold Credit Corporation, a Delaware corporation, individually and as servicer (the "ORIGINATOR"), Diebold, Incorporated, an Ohio corporation, as guarantor (the "GUARANTOR"), Receivables Capital Corporation, a Delaware corporation (the "CONDUIT INVESTOR"), Bank of America, National Association, a national banking association ("BANK OF AMERICA") as agent, as administrative agent and as an Alternate Investor, and certain financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Agreement.

         We have acted as counsel to the Originator, the SPV and the Guarantor in connection with the preparation of the Agreement, the First Tier Agreement, the other Transaction Documents and the transactions contemplated thereby.

         We have examined, on the date hereof, the Agreement and all exhibits thereto, the First Tier Agreement and all exhibits thereto, certificates of public officials and of officers of the SPV and the Originator and certified copies of the Originator's, the SPV's and the Guarantor's certificate of incorporation, by-laws and the Board of Directors' resolutions or certificate of formation, limited liability company agreement and board of managers' resolutions, as applicable, authorizing the Originator's, the Guarantor's and the SPV's participation in the transactions contemplated by the Agreement, the First Tier Agreement, the other Transaction Documents, copies of each of the above having been delivered to you, copies of the financing statements on Form UCC-1 filed in the filing offices listed in SCHEDULE I hereto executed by the Originator, as debtor, in favor of the SPV, as secured party and showing the Agent, on behalf of the Conduit Investor and the Alternate Investors, as the assignee of the secured party, substantially in the form attached hereto as EXHIBIT A (the "ORIGINATOR FINANCING STATEMENTS") and copies of the financing statements on Form UCC-1 filed in the filing offices listed in SCHEDULE II hereto executed by SPV, as debtor, in favor of the Agent, on behalf of the Conduit



                              Exhibit I-1  Transfer and Administration Agreement

Investor and the Alternate Investors, as secured party, substantially in the form attached hereto as EXHIBIT B (the "SPV FINANCING STATEMENTS"). We have also examined the closing documents delivered pursuant to the Agreement and the First Tier Agreement and copies of all such documents and records, and have made such investigations of law, as we have deemed necessary and relevant as a basis for our opinion. With respect to the accuracy of material factual matters which were not independently established, we have relied on certificates and statements of officers of the Originator and the SPV.

         On the basis of the foregoing, we are of the opinion that:

         1. The SPV is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware, has the power and authority to own its properties and to carry on its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Pool Receivables and other Affected Assets, and is duly qualified and in good standing as a foreign limited liability company and is authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         2. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, has the corporate power and authority to own its properties and to carry on its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Receivables and other Affected Assets, and is duly qualified and in good standing as a foreign corporation and is authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         3. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Ohio, has the corporate power and authority to own its properties and to carry on its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and is duly qualified and in good standing as a foreign corporation and is authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         4. The SPV has the power and has taken all necessary action to execute, deliver and perform the Agreement and the other Transaction Documents to which it is a party, each in accordance with its respective terms, and to consummate the transactions contemplated thereby. The Transaction Documents to which the SPV is a party have been duly executed and delivered by the SPV and constitute the legal, valid and binding obligations of the SPV enforceable against the SPV in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         5. The Originator has the power, corporate and other, and has taken all necessary corporate action to execute, deliver and perform the First Tier Agreement and the other Transaction Documents to which it is a party, each in accordance with its respective terms, and



                              Exhibit I-2  Transfer and Administration Agreement
to consummate the transactions contemplated thereby. The Transaction Documents to which the Originator is a party have been duly executed and delivered by the Originator and constitute the legal, valid and binding obligations of the Originator enforceable against the Originator in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         6. The Guarantor has the power, corporate and other, and has taken all necessary corporate action to execute, deliver and perform the Agreement and the other Transaction Documents to which it is a party, each in accordance with its respective terms, and to consummate the transactions contemplated thereby. The Transaction Documents to which the Guarantor is a party have been duly executed and delivered by the Guarantor and constitute the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         7. The execution, delivery and performance in accordance with their terms by the SPV of the Agreement and the other Transaction Documents and the consummation of the transactions contemplated thereby, do not and will not (i) require (a) any governmental approval or (b) any consent or approval of any stockholder of the SPV that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under (a) the certificate of formation or the limited liability company agreement of the SPV, (b) any other agreement to which the SPV is a party or by which the SPV or any of its properties may be bound, or (c) any Law applicable to the SPV of any court or of any Official Body having jurisdiction over the SPV or any of its properties, or
(iii) result in or require the creation or imposition of any Adverse Claim upon any of the assets, property or revenue of the SPV other than as contemplated by the Agreement.

         8. The execution, delivery and performance in accordance with their terms by the Originator of the First Tier Agreement and the other Transaction Documents and the consummation of the transactions contemplated thereby, do not and will not (i) require (a) any governmental approval or (b) any consent or approval of any stockholder of the Originator that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under
(a) the certificate of incorporation or the by-laws of the Originator, (b) any other agreement to which the Originator is a party or by which the Originator or any of its properties may be bound, or (c) any Law applicable to the Originator of any Official Body having jurisdiction over the Originator or any of its properties, or (iii) result in or require the creation or imposition of any Adverse Claim upon any of the assets, property or revenue of the Originator other than as contemplated by the First Tier Agreement.

         9. The execution, delivery and performance in accordance with their terms by the Guarantor of the Agreement and the other Transaction Documents and the consummation of the transactions contemplated thereby, do not and will not
(i) require (a) any governmental approval or (b) any consent or approval of any stockholder of the Guarantor that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under (a) the certificate of incorporation or the by-laws of the Guarantor, (b) any other agreement to which the Guarantor is



                              Exhibit I-3  Transfer and Administration Agreement
a party or by which the Guarantor or any of its properties may be bound, or (c) any Law applicable to the Guarantor of any court or of any Official Body having jurisdiction over the Guarantor or any of its properties, or (iii) result in or require the creation or imposition of any Adverse Claim upon any of the assets, property or revenue of the Guarantor.

         10. Except as set forth in the schedules attached hereto, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings, litigation or investigations, pending or to the best of our knowledge, after due inquiry, threatened, (i) against the SPV or the business or any property of the SPV except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Material Adverse Effect or (ii) relating to the Agreement or any other Transaction Document.

         11. Except as set forth in the schedules attached hereto, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings, litigation or investigations, pending or to the best of our knowledge, after due inquiry, threatened, (i) against the Originator or the business or any property of the Originator except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Material Adverse Effect or (ii) relating to the First Tier Agreement or any other Transaction Document.

         12. Except as set forth in the schedules attached hereto, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings, litigation or investigations, pending or to the best of our knowledge, after due inquiry, threatened, (i) against the Guarantor or the business or any property of the Guarantor except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Material Adverse Effect or (ii) relating to the Agreement or any other Transaction Document.

         13. The Pool Receivables constitute chattel paper as that term is defined in the Uniform Commercial Code as in effect in New York and Ohio.

         14. The First Tier Agreement creates a valid and enforceable security interest (as that term is defined in Section 1-201(37) of the Uniform Commercial Code (including the conflict of laws rules thereof) (the "UCC") as in effect in New York (the "NEW YORK UCC") and Ohio (the "OHIO UCC"), under Article 9 of the New York UCC ("FIRST TIER SECURITY INTEREST") in favor of the SPV in the Pool Receivables and other Affected Assets and the proceeds thereof (except that the First Tier Security Interest will attach to any Pool Receivable created after the date hereof only when the Originator possesses rights in such Pool Receivable). The internal laws of Ohio govern the perfection by the filing of financing statements of the First Tier Security Interest in the Pool Receivables and the proceeds thereof. The Originator Financing Statements have been filed in the filing offices located in Ohio listed in SCHEDULE I hereto, which are the only offices in which filings are required under the Ohio UCC to perfect the First Tier Security Interest in the Pool Receivables and the proceeds thereof, and accordingly the First Tier Security Interest in each Pool Receivable and the proceeds thereof will, on the date of the initial transfer under the First Tier Agreement, be perfected under Article 9 of the Ohio UCC. All filing fees and all taxes required to be paid as a condition to or upon the filing of the Originator Financing Statement(s)



                              Exhibit I-4  Transfer and Administration Agreement
in Ohio have been paid in full. As of the date hereof, there were no (i) UCC financing statements naming the Originator as debtor, Originator or assignor and covering any Pool Receivables or other Affected Assets or any interest therein or (ii) notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of the Employment Retirement Income Security Act) covering any Pool Receivable or other Affected Asset or any interest therein. The filing of the Originator Financing Statement(s) in the filing offices listed in SCHEDULE I will create a first priority security interest in each Pool Receivable. Such perfection and priority will continue, provided that appropriate continuation statements are timely filed where and when required under the UCC.

         15. The Agreement creates a valid and enforceable security interest (as that term is defined in Section 1-201(37) of the New York UCC and Ohio (the "OHIO UCC"), under Article 9 of the New York UCC ("SECOND TIER SECURITY INTEREST") in favor of the Agent in each Pool Receivable and other Affected Assets (except that the Second Tier Security Interest will attach only when the SPV possesses rights in such Pool Receivable). The internal laws of Ohio govern the perfection by the filing of financing statements of the Second Tier Security Interest in the Pool Receivables and the proceeds thereof. The SPV Financing Statements have been filed in the filing offices located in Ohio listed in
SCHEDULE II hereto, which are the only offices in which filings are required under the Ohio UCC to perfect the Second Tier Security Interest in the Pool Receivables and the proceeds thereof, and accordingly the Second Tier Security Interest in each Pool Receivable and the proceeds thereof will, on the date of the initial transfer under the Agreement, be perfected under Article 9 of the Ohio UCC. All filing fees and all taxes required to be paid as a condition to or upon the filing of the SPV Financing Statement(s) in Ohio have been paid in full. As of the date hereof, there were no (i) UCC financing statements naming SPV as debtor, Originator or assignor and covering any Pool Receivables or other Affected Assets or any interest therein or (ii) notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of the Employment Retirement Income Security Act) covering any Pool Receivable or other Affected Assets or any interest therein. The filing of the SPV Financing Statement(s) in the filing offices listed in SCHEDULE II will create a first priority security interest in each Pool Receivable. Such perfection and priority will continue, provided that appropriate continuation statements are timely filed where and when required under the UCC.

         16. Neither the SPV nor the Originator is, nor is controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         In giving the opinions in PARAGRAPHS 10 and 11, we have assumed that the Originator's and the SPV's chief executive office will continue to be located in Ohio. The conclusions expressed in PARAGRAPHS 10 and 11 are subject to the accuracy of the personnel in the filing offices referred to above with regard to the filing, indexing and recording of financing statements and notices of Adverse Claim, and to the correctness of reports to us by [Insert name of search company.][____________], who performed the searches of such records and who made the filings on behalf of the Originator and the SPV in Ohio.



                              Exhibit I-5  Transfer and Administration Agreement

         In giving the opinions set forth in PARAGRAPHS 10 and 11, we have assumed that all filings as appropriate in the event of a change in the name, identity or corporate structure of the debtor (or the Originator or assignor) named in any financing statements and all continuation statements necessary under the UCC to maintain the perfection of the First Tier Security Interest and the Second Tier Security Interest in the Pool Receivables and the proceeds thereof will be duly and timely filed. In giving such opinions, we also do not express any opinion as to (a) transactions excluded from Article 9 of the UCC by virtue of Section 9-104 of the UCC, (b) any security interest in proceeds except to the extent that the validity and perfection of any interest in proceeds (as such term is defined under the UCC) thereof that is covered by the Originator Financing Statements or the SPV Financing Statements or any duly filed financing statement referred to above may be permitted by Section 9-306 of the UCC, and
(c) any security interest that is terminated or released.

         The foregoing opinions and conclusions were given only in respect of the laws of Ohio, the State of New York, the Delaware Limited Liability Company Act and, to the extent specifically referred to herein, the Federal laws of the United States of America.

         This opinion has been delivered at your request for the purposes contemplated by the Agreement. Without our prior written consent, this opinion is not to be utilized or quoted for any other purpose and no one other than you is entitled to rely thereon; provided, that any Alternate Investor, any Program Support Provider and any placement agent or dealer of the Conduit Investor's commercial paper may rely on this opinion as of it were addressed to them.

                                        Very truly yours,



                              Exhibit I-6  Transfer and Administration Agreement